All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

Structural and Collateral Term Sheet

May 24, 2005

$1,506,865,000 (approximate) of Offered Certificates GSR Mortgage Loan Trust 2005-AR3 GS Mortgage Securities Corp., Depositor Mortgage Pass-Through Certificates, Series 2005-AR3

Description of the Offered Certificates

Certificates	Group/ Product Type	Approximate Certificate Balance ($)(1)	Expected Ratings (Moody’s and S&P)	Expected Credit Enhancement Percentage (%) (2)	Initial Coupon (%) (3)	Estimated Avg. Life (yrs) CPB/YTC (4)	Estimated Avg. Life (yrs) MAT(5)	Principal Payment Window CPB/YTC(4)	Principal Payment Window MAT(5)	Pricing Speed
1A1	Group 1 6mo/1yr CB(7)	133,284,000	Aaa/AAA	4.75	1 ML + [ ]%	3.85	4.21	06/05-05/15	06/05-04/35	20 CPR
2A1	Group 2 6mo/1 yr	169,571,000	Aaa/AAA	4.75	1 ML + [ ]%	3.85	4.20	06/05-05/15	06/05-04/35	20 CPR
3A1(6)	Group 3 3 year CB	181,240,000	Aaa/AAA	14.64	4.655%	2.11	5.46	06/05-02/08	06/05-04/35	15 CPR
3A2	Group 3 3 year CB	20,138,000	Aaa/AAA	5.15	4.655%	2.11	5.46	06/05-02/08	06/05-04/35	15 CPR
4A1	Group 4 3 year	278,440,000	Aaa/AAA	5.15	4.662%	1.80	3.27	06/05-02/08	06/05-04/35	25 CPR
5A1	Group 5 5 year CB	186,605,000	Aaa/AAA	5.15	5.068%	3.24	5.52	06/05-04/10	06/05-04/35	15 CPR
6A1(6)	Group 6 5 year	360,482,000	Aaa/AAA	8.00	5.059%	2.52	3.29	06/05-04/10	06/05-04/35	25 CPR
6A2	Group 6 5 year	11,168,000	Aaa/AAA	5.15	5.059%	2.52	3.29	06/05-04/10	06/05-04/35	25 CPR
7A1	Group 7 7 yr hybrids	34,039,000	Aaa/AAA	5.15	5.034%	2.87	3.28	06/05-03/12	06/05-03/35	25 CPR
8A1(6)	Group 8 10 yr hybrids	68,007,000	Aaa/AAA	10.00	5.336%	3.14	3.31	06/05-04/15	06/05-04/35	25 CPR
8A2	Group 8 10 yr hybrids	3,455,000	Aaa/AAA	5.15	5.336%	3.14	3.31	06/05-04/15	06/05-04/35	25 CPR
X	Groups 1,2	317,958,489	Aaa/AAA	N/A	[ ]	N/A	N/A	N/A	N/A	N/A
1B1	Groups 1,2	7,790,000	Aa2/AA-	2.30	1 ML + [ ]%	6.60	7.36	06/05-05/15	06/05-04/35	20 CPR
1B2	Groups 1,2	2,544,000	A2/A-	1.50	1 ML + [ ]%	6.60	7.36	06/05-05/15	06/05-04/35	20 CPR
1B3	Groups 1,2	1,271,000	Baa1/BBB-	1.10	1 ML + [ ]%	6.60	7.36	06/05-05/15	06/05-04/35	20 CPR
2B1	Groups 3,4,5,6,7,8	28,335,000	Aa3/AA	2.80	4.909%	3.70	6.02	06/05-04/15	06/05-04/35	25 CPR
2B2	Groups 3,4,5,6,7,8	13,262,000	A3/A	1.70	4.909%	3.70	6.02	06/05-04/15	06/05-04/35	25 CPR
2B3	Groups 3,4,.5,6,7,8	7,234,000	Baa3/BBB	1.10	4.909%	3.70	6.02	06/05-04/15	06/05-04/35	25 CPR

1.

The Certificate Sizes are based on May 1, 2005 balances of the Mortgage Loans, and are subject to a +/- 5% variance. The notional principal amount of the Class X Certificates will be equal to the sum of the principal balance of the Class 1A1, 2A1, 1B1, 1B2, 1B3, 1B4, 1B5 and 1B6 Certificates. No principal will be distributed on the Class X Certificates.

2.

The Credit Enhancement percentages are based upon the final Mortgage Loan pools as of the Cut-Off Date.

3.

For the Class 1A1 Certificates, the Pass-Through Rate will equal the lesser of 1ML+ [ ]% and the weighted average of the net rates of the Group 1 Mortgage Loans. For the Class 2A1 Certificates, the Pass-Through Rate will equal the lesser of 1ML+ [ ]% and the weighted average of the net rates of the Group 2 Mortgage Loans.  For the Class 3A1, 3A2, 4A1, 5A1, 6A1, 6A2, 7A1, 8A1 and 8A2 Certificates it will equal the weighted average of the net rates of the respective Group of Mortgage Loans.  For the Class 1B1, 1B2, and 1B3 Subordinate certificates, the Pass-Through Rate will equal the lesser of 1ML+ [  ]%, 1 ML + [ ]% and 1 ML + [ ]% respectively, and the weighted average of the net rates of the Group 1 and Group 2 Mortgage Loans. For the Class 2B1, 2B2, and 2B3 Subordinate certificates, the Pass-Through Rate will equal the weighted average of the net rates of the Group 3, Group 4, Group 5, Group 6, Group 7 and Group 8 Mortgage Loans. For the Class X Certificates the Pass-Through Rate will be the excess of the weighted average of the net interest rates of the Group 1 and Group 2 mortgage loans over the weighted average certificate interest rate on the Class 1A1, 2A1, 1B1, 1B2, 1B3, 1B4, 1B5 and 1B6 Certificates. The Class X interest distribution, however, will be subject to certain limitations, as described in the “Structure of the Certificates” section below.

The margin on the Class 1A1 and 2A1 Certificates will double on the first distribution date after the 10% Clean-up Call may first be exercised.  The margin on each of the Class 1B1, 1B2 and 1B3 Certificates will be equal to 1.5x the original margin on the first Distribution Date after which the 10% Clean-up Call may first be exercised.

4.

Average Life and Payment Windows are calculated based upon a prepayment speed of 20 CPR to the call date for the Class 1A1, 2A1, 1B1, 1B2 and 1B3 Certificates, 15 CPR to the reset date (CPB) for the Class 3A1, 3A2, and 5A1 Certificates, and 25 CPB for the Class 4A1, 6A1, 6A2, 7A1, 8A1, 8A2, 2B1, 2B2 and 2B3 Certificates. CPB implies that prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

5.

Average Life and Payment Windows are calculated based upon the applicable prepayment speeds to the maturity date.

6.

The 3A1, 6A1 and 8A1 Certificates will each be a “Super Senior Class” and will be entitled to additional credit support from the related “Senior Support Class”, the 3A2, 6A2 and 8A2 Certificates, respectively. Principal losses on the underlying loans that would otherwise be allocated to the Super Senior class certificates will instead be allocated to the related Super Senior support class certificates until the Super Senior support class certificate balances are reduced to zero.

7.

CB means conforming balance.

Collateral Description(1)(2)(3)

	Group 1	Group 2	Group 3	Group 4	Group 5	Group 6	Group 7	Group 8	Total
	6 mo, 1 yr Conforming Balance	6 mo, 1 yr Conforming & Jumbo Balance	3yr Hybrids Conforming Balance	3yr Hybrids Conforming & Jumbo Balance	5 yr Hybrids Conforming Balance	5 yr Hybrids Conforming & Jumbo Balance	7yr Hybrids Conforming & Jumbo Balance	10 yr Hybrids Conforming & Jumbo Balance
Aggregate Principal Balance	$139,930,727	$178,027,862	$212,313,114	$293,558,273	$196,736,592	$391,830,000	$35,888,116	$75,342,016	$1,523,626,700
Average Loan Balance	$211,696	$519,032	$244,600	$536,670	$234,489	$542,701	$417,304	$519,600	$361,821
Number of Loans	661	343	868	547	839	722	86	145	4,211
Weighted Average Months to Roll	4	4	32	31	57	57	81	117	41
Weighted Average Age	4	4	4	5	3	3	3	3	4
Weighted Average Term to Maturity	356	356	356	355	357	357	357	357	356
Gross WAC	3.589%	3.835%	4.905%	4.912%	5.318%	5.309%	5.284%	5.586%	4.860%
Weighted Average Expense Rate before reset	0.315%	0.334%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.266%
Weighted Average Expense Rate after reset	0.315%	0.334%	0.250%	0.250%	0.250%	0.303%	0.250%	0.316%	0.283%
Net WAC	3.274%	3.501%	4.655%	4.662%	5.068%	5.059%	5.034%	5.336%	4.594%
Initial Cap	N/A(4)	N/A(4)	2.840%	2.947%	5.170%	5.089%	5.055%	5.020%	3.996%
Periodic Cap	N/A(4)	N/A(4)	1.856%	1.840%	2.000%	2.000%	2.000%	2.000%	1.920%
Lifetime Cap	N/A(4)	N/A(4)	5.932%	5.975%	5.170%	5.090%	5.055%	5.020%	6.098%
Minimum Coupon	1.990%	1.990%	2.750%	3.625%	3.625%	4.000%	4.500%	4.750%	1.990%
Maximum Coupon	6.125%	6.000%	6.250%	6.500%	6.500%	7.125%	6.125%	6.875%	7.125%
WA Maximum Lifetime Interest Rate	11.983%	11.999%	10.837%	10.887%	10.488%	10.399%	10.339%	10.606%	10.907%
WA Gross Margin	2.120%	2.138%	2.286%	2.365%	2.265%	2.289%	2.333%	2.269%	2.267%
WA Net Margin	1.805%	1.804%	2.036%	2.115%	2.015%	1.986%	2.083%	1.953%	1.985%
Six-Month LIBOR Indexed Percent	98.6%	97.8%	27.2%	38.6%	15.9%	8.1%	5.5%	2.0%	36.1%
One-Year LIBOR Indexed Percent	1.4%	2.2%	72.5%	61.2%	83.4%	90.4%	90.0%	95.3%	63.1%
One-Year CMT Indexed Percent	0.0%	0.0%	0.4%	0.3%	0.7%	1.5%	4.5%	2.7%	0.8%
WA FICO	735	738	728	734	736	736	745	747	735
Interest Only Percent	91%	92%	83%	87%	85%	90%	72%	80%	87%
Cash Out Refinance Percent	29%	26%	32%	24%	30%	17%	24%	19%	25%
California Percent	15%	37%	51%	58%	40%	66%	37%	56%	50%
Primary Residence Percent	94%	94%	92%	91%	90%	94%	93%	95%	93%
Single Family and PUD Percent	86%	92%	81%	90%	81%	91%	91%	95%	88%
Single Largest Zip Code Percent	1%	1%	1%	1%	1%	1%	4%	2%	0%
Largest Individual Loan Balance	$457,875	1,367,850	689,000	1,817,323	400,000	1,600,000	1,093,487	1,500,000	$1,817,323
WA Original Loan-to-Value Ratio	71%	68%	72%	71%	73%	73%	71%	69%	72%
WA Current Loan-to-Value Ratio	71%	68%	72%	71%	73%	73%	71%	69%	71%

(1)

Using May 1, 2005 cut-off data.

(2)

Numbers may not add up to 100% due to rounding.

(3)

None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

(4)

28.1% of the Group 1 mortgage loans have a weighted average initial cap of 1.876% and a weighted average periodic cap of 1.886%. 32.2% of the Group 2 mortgage loans have a weighted average initial and periodic cap of 1.609%. The rest of the Group 1 and Group 2 mortgage loans have no initial or periodic cap. The Group 1 and Group 2 1-year LIBOR arms are subject to a life time cap of 6%.

Time Table

Cut-Off Date:

May 1, 2005

Settlement Date:

May 27, 2005

Distribution Date:

25th of each month or the next business day

First Distribution Date:

June 27, 2005

Features of the Transaction

n

Offering consists of certificates totaling approximately $1,506,865,000 of which $1,446,429,000 are expected to be rated AAA/Aaa by S&P and Moody’s.

n

The expected amount of credit support for the Class 1A1 and 2A1 Certificates will be approximately 4.75%, for the Class 3A2, 4A1, 5A1, 6A2, 7A1, and 8A2 Senior Certificates will be approximately 5.15% (+/- 0.50%), for the Class 3A1 Super Senior certificates will be approximately 14.64% (+/- 0.50%), for the Class 6A1 Super Senior certificates will be approximately 8.00% (+/- 0.50%), and for the Class 8A1 Super Senior certificates will be approximately 10.00% (+/- 0.50%).

n

All collateral consists of 6 month LIBOR, 1 Year LIBOR, 3-Year, 5-Year, 7-Year, and 10-Year hybrid adjustable rate mortgage loans with 100% set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Countrywide Home Loans, Inc., Indy Mac Bank, F.S.B., National City Mortgage Co., Lydian Private Bank (Virtual Bank) or purchased through the Goldman Sachs Residential Mortgage Conduit.

Structure of the Certificates

As the mortgagors make scheduled principal payments and prepayments on the mortgage loans in each loan group, that principal is distributed to the holders of the senior certificates related to the respective loan group. The subordinate certificates will receive principal payments only from the related collateral groups, but will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class 1B1, Class 1B2, and Class 1B3 Certificates (the “Short Reset Group Senior Subordinate Certificates”) and the Class 1B4, Class 1B5, and Class 1B6 Certificates (the “Short Reset Group Junior Subordinate Certificates”, not offered hereby, and together with the Short Reset Group Senior Subordinate Certificates, the “Short Reset Group Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates for their collateral groups (Group 1 and Group 2) and, therefore, provide credit protection to the Class 1A1 Certificates (the “Group 1 Senior Certificates”), and the Class 2A1 Certificates (the “Group 2 Senior Certificates”). The Group 1 and Group 2 Senior Certificates will be called the “Short Reset Group Senior Certificates” and together with the Short Reset Group Subordinate Certificates, the “Short Reset Group” Certificates. The Class 2B1, Class 2B2, and Class 2B3 Certificates (the “Hybrid Group Senior Subordinate Certificates”) and the Class 2B4, Class 2B5, and Class 2B6 Certificates (the “Hybrid Group Junior Subordinate Certificates”, not offered hereby, and together with the Hybrid Group Senior Subordinate Certificates, the “Hybrid Group Subordinate Certificates” and together with the Short Reset Group Subordinate Certificates, the “Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates for their collateral groups (Group 3, Group 4, Group 5, Group 6, Group 7, and Group 8) and, therefore, provide credit protection to the Class 3A1 and 3A2 Certificates (the “Group 3 Senior Certificates”), the Class  4A1 Certificates (the “Group 4 Senior Certificates”), the Class 5A1 Certificates (the “Group 5 Senior Certificates”), the Class 6A1 and 6A2 Certificates (the “Group 6 Senior Certificates”), the Class 7A1 Certificates (the “Group 7 Senior Certificates”) and the Class 8A1 and 8A2 Senior Certificates (the “Group 8 Senior Certificates”). The Group 3, Group 4, Group 5, Group 6, Group 7, and Group 8 Senior Certificates will be called the “Hybrid Group Senior Certificates” and, together with the Short Reset Group Senior Certificates, the “Senior Certificates”. The Hybrid Group Senior Certificates and the Hybrid Group Subordinate Certificates will be called the “Hybrid Group Certificates”). Furthermore, the 3A1, 6A1 and 8A1 classes will each be a “Super Senior Class” and will be entitled to additional credit support from the 3A2, 6A2 and 8A2 certificates, respectively  (each a “Super Senior Support Class”). Principal losses on the underlying loans that would otherwise be allocated to the Super Senior Class certificates will instead be allocated to the related Super Senior Support Class certificates until the Super Senior Support Class certificate balances are reduced to zero.

If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the Senior Certificates will receive distributions of interest and principal before the related Subordinate Certificates are entitled to receive distributions of interest or principal from their respective collateral groups, and the related subordinate certificates will receive distributions in order of their numerical class designations.

There will be no cross-collateralization between the Short Reset Group Certificates and the Hybrid Group Certificates and therefore the Short Reset Group Subordinate Certificates will not provide credit support for the Hybrid Group Senior Certificates and the Hybrid Group Subordinate Certificates will not provide credit support for the Short Reset Group Senior Certificates.

Shifting Interest on the Short Reset Group Certificates

Unless the aggregate class principal balance of the Short Reset Group Subordinate Certificates has reached a certain level relative to the Short Reset Group Senior Certificates, or the delinquencies or losses on the Short Reset Group mortgage loans, separately, exceed certain limits, the related Short Reset Group Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral groups until the 10th anniversary of the closing date (i.e., the distribution date in May 2015).  Thereafter, the Short Reset Group Senior Certificates will generally receive their share of scheduled principal payments and a disproportionately large, but decreasing share of principal prepayments on the mortgage loans in the related collateral groups. This will result in a faster rate of return of principal to the Short Reset Group Senior Certificates than would occur if those Senior Certificates and the related Subordinate Certificates received all such payments pro rata, and increases the likelihood that holders of those Senior Certificates will be paid the full amount of principal to which they are entitled.  The prepayment percentages on the Short Reset Group Subordinate Certificates are as follows:

Distribution Date	Percentage
June 2005 – May 2015	0%
June 2015 – May 2016	30%
June 2016 – May 2017	40%
June 2017 – May 2018	60%
June 2018 – May 2019	80%
June 2019 and after	100%

If before the Distribution Date in June 2008 the credit support to the Short Reset Group Senior Certificates is greater than or equal to two times the original credit support percentage for the Short Reset Group Senior Certificates, then the Short Reset Group Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments on the mortgage loans in the related collateral groups subject to certain loss and delinquency criteria. If on or after the Distribution Date in June 2008 the credit support for the Short Reset Group Senior Certificates is greater than or equal to two times the original credit support percentage, then the Short Reset Group Subordinate Certificates would be entitled to 100% of their pro rata share of the related principal prepayments.

Shifting Interest on the Hybrid Group Certificates

Unless the aggregate class principal balance of the Hybrid Group Subordinate Certificates has reached a certain level relative to the Hybrid Group Senior Certificates, or the delinquencies or losses on the Hybrid Group mortgage loans, separately, exceed certain limits, the related Hybrid Group Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral groups until the 7th anniversary of the closing date (i.e., the distribution date in May 2012).  Thereafter, the Hybrid Group Senior Certificates will generally receive their share of scheduled principal payments and a disproportionately large but decreasing share of principal prepayments on the mortgage loans in the related collateral groups. This will result in a faster rate of return of principal to the Hybrid Group Senior Certificates than would occur if those Senior Certificates and the related Subordinate Certificates received all such payments pro rata, and increases the likelihood that holders of those Senior Certificates will be paid the full amount of principal to which they are entitled.  The prepayment percentages on the Hybrid Group Subordinate Certificates are as follows:

Distribution Date	Percentage
June 2005 – May 2012	0%
June 2012 – May 2013	30%
June 2013 – May 2014	40%
June 2014 – May 2015	60%
June 2015 – May 2016	80%
June 2016 and after	100%

If before the Distribution Date in June 2008 the credit support to the Hybrid Group Senior Certificates is greater than or equal to two times the original credit support percentage for the Hybrid Group Senior Certificates, then the related Hybrid Group Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments on the mortgage loans in the related collateral groups subject to certain loss and delinquency criteria. If on or after the Distribution Date in June 2008 the credit support for the Hybrid Group Senior Certificates is greater than or equal to two times the original credit support percentage, then the Hybrid Group Subordinate Certificates would be entitled to 100% of their pro rata share of the related principal prepayments.

Priority of Distributions for the Short Reset Group Certificates

1.

Payment of accrued and unpaid interest, pro rata, to the holders of the Short Reset Group Senior Certificates and the Class X Certificates, subject to the limitations set forth below;

2.

Payment of principal to the holders of the related Short Reset Group Senior Certificates in an amount equal to the related group’s senior principal distribution amount;

3.

Payment of interest and principal sequentially to the Short Reset Group Subordinate Certificates in order of their numerical class designations, beginning with the Class 1B1.

On each distribution date, amounts otherwise distributable in respect to the Class X Certificates will instead be distributed to the Short Reset Group Certificates to the extent of any accrued and unpaid interest shortfall on the Short Reset Group Certificates.

Priority of Distributions for the Hybrid Group Certificates

1.

Payment of accrued and unpaid interest, pro rata, to the holders of the Hybrid Group Senior Certificates;

2.

Payment of principal to the holders of the related Hybrid Group Senior Certificates in an amount equal to the related group’s senior principal distribution amount;

3.

Payment of interest and principal sequentially to the Hybrid Group Subordinate Certificates in order of their numerical class designations, beginning with the Class 2B1 Certificates.

Allocation of Realized Losses

Losses on the mortgage loans with respect to the Short Reset Groups (Group 1 and Group 2) realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Short Reset Group Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero. If the Class Principal Balances of all of the Short Reset Group Subordinate Certificates have been reduced to zero, further realized losses on the related mortgage loans would be allocated pro rata to the Short Reset Group Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero.  Losses on the mortgage loans with respect to the Hybrid Group (Group 3, Group 4, Group 5, Group 6, Group 7 and Group 8) realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Hybrid Group Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero.  If the Class Principal Balances of all of the Hybrid Group Subordinate Certificates have been reduced to zero, further realized losses on the related mortgage loans would be allocated pro rata to the Hybrid Group Senior Certificates, until the Class Principal Balance of such class of certificates has been reduced to zero. The Class 3A1, Class 6A1 and Class 8A1 will be the Super Senior Class Certificates and will be entitled to additional credit support from the Class 3A2, Class 6A2 and Class 8A2 Certificates respectively. Principal losses on the underlying loans that would otherwise be allocated to the Super Senior class certificates will instead be allocated to the related Senior Support Class certificates until the Senior Support Class certificate balances are reduced to zero.

Key Terms

Issuer:	GSR Mortgage Loan Trust 2005-AR3

Depositor:	GS Mortgage Securities Corp

Originators:

Countrywide Home Loans, Inc., GMAC Mortgage Corporation, IndyMac Bank, F.S.B., National City Mortgage Co., Lydian Private Bank (Virtual Bank) and various other originators whose collateral has been purchased through the Goldman Sachs Residential Mortgage Conduit.

Servicers:

Countrywide Home Loans, Inc., GMAC Mortgage Corporation, IndyMac Bank, F.S.B., National City Mortgage Co., Lydian Private Bank (Virtual Bank). 16% of the Mortgage Loans are currently sub-serviced by Countrywide Home Loans, Inc, on behalf of Goldman Sachs.

Master-Servicer:	Wells Fargo Bank, N.A.

Securities Administrator:	Wells Fargo Bank, N.A.

Trustee:	U.S. Bank, N.A.

Rating Agencies:	Moody’s and S&P.

Type of Issuance:	Public for all the Offered Certificates

Servicer Advancing:

To the extent requested by the rating agencies, the servicers are obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:

With respect to National City, the servicer is required to cover interest shortfalls as a result of full prepayments to the extent of the aggregate servicing compensation. With respect to Countrywide, Wells Fargo, and Indymac, the servicer is required to cover interest shortfalls as a result of full prepayment to the extent of one-half of their aggregate servicing compensation.

Interest Accrual:

Except for the Short Reset Group Certificates, the interest accrual period is calculated on a 30/360 basis and for the Certificates is the calendar month preceding the month of each Distribution Date. The accrual period for the Class 1A1 and 2A1 Certificates is calculated based on an Actual/360 basis and is from the prior distribution date to the date on which such distribution occurs (except for the first accrual period which begins on the closing date). The accrual period for the Class 1B1, 1B2, 1B3, 1B4, 1B5 and 1B6 Certificates is calculated based on a 30/360 basis and is from the 25th of the previous month, to the 24th of the month in which such distribution occurs (except for the first accrual period which begins on the closing date).

Mortgage Loan Index:

The One-Month LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The Six Month-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for Six-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Year U.S. dollar-denominated deposits as published in The Wall Street Journal. The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable interest rate reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Group 1 Mortgage Loans:

The Group 1 first lien conforming balance Mortgage Loans consist of approximately 98.6% Six-Month LIBOR and 1.4% One-Year LIBOR indexed ARMs secured by one-to-four family residential properties. Approximately 91% of the Group 1 Mortgage Loans require only the payment of interest for a certain period of time after the origination date (0.1% for 6 months, 0.2% for 1 year, 25.2% for 3 years, 16.1% for 5 years, and 49.8% for 10 years after the origination date). The mortgage interest rates adjust annually and semi-annually. The mortgage interest rates will be indexed to Six-Month LIBOR or to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). 71.9% of the Group 1 Mortgage Loans do not have Periodic Interest Rate Caps for the first and subsequent adjustment dates. The mortgage loans are however subject to a weighted average lifetime maximum mortgage interest rate of 11.983%.

Group 2 Mortgage Loans:

The Group 2 first lien Mortgage Loans consist of approximately 97.8% Six-Month LIBOR and 2.2% One-Year LIBOR indexed ARMs secured by one-to-four family residential properties. Approximately 92% of the Group 2 Mortgage Loans require only the payment of interest for a certain period of time after the origination date (30.1% for 3 years, 22.4% for 5 years and 39.7% for 10 years after the origination date). The mortgage interest rates adjust annually and semi-annually. The mortgage interest rates will be indexed to Six-Month LIBOR or to One-Year LIBOR and will adjust to that index plus a Gross Margin. 67.8% of the Group 2 Mortgage Loans do not have Periodic Interest Rate Caps for the first and subsequent adjustment dates. The mortgage loans are however subject to a weighted average lifetime maximum mortgage interest rate of 11.999%.

Group 3 Mortgage Loans:

The Group 3 first lien conforming balance Mortgage Loans consist of 27.2% Six-Month LIBOR, 72.5% One-Year LIBOR and 0.4% One-Year CMT Indexed 3-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 83% of the Group 3 Mortgage Loans require only the payment of interest for a certain period of time after the origination date (58.8% for 3 years, 8.6% for 5 years, 15.6% for 10 years after the origination date). The mortgage interest rates adjust annually or semi-annually following the initial 3 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus a Gross Margin. The Group 3 Mortgage Loans have a weighed average Periodic Interest Rate Cap of 2.840% for the first adjustment date and 1.856% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.932% over the initial mortgage interest rate.

Group 4 Mortgage Loans:

The Group 4 first lien Mortgage Loans consist of 38.6% Six-Month LIBOR, 61.2% One-Year LIBOR, and 0.3% One-Year CMT Indexed 3-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 87% of the Group 4 Mortgage Loans require only the payment of interest for a certain period of time years after the origination date (55.2% for 3 years, 16.6% for 5 years and 15.6% for 10 years after the origination date). The mortgage interest rates adjust annually or semi-annually following the initial 3 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 4 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 2.947% for the first adjustment date and 1.840% for every adjustment date thereafter. The mortgage interest rates are subject to a weighed average lifetime maximum mortgage interest rate of 5.975% over the initial mortgage interest rate.

Group 5 Mortgage Loans:

The Group 5 first lien conforming balance Mortgage Loans consist of 15.9% Six-Month LIBOR, 83.4% One-Year LIBOR, and 0.7% One-Year CMT Indexed 5-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 85% of the Group 5 Mortgage Loans require only the payment of interest for a certain period of time after the origination date (71.2% for 5 years, 14.1% for 10 years after the origination date). The mortgage interest rates adjust annually or semi-annually following the initial 5 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 5 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.170% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rates of 5.170% over the initial mortgage interest rate.

Group 6 Mortgage Loans:

The Group 6 first lien Mortgage Loans consist of 8.1% Six-Month LIBOR, 90.4% One-Year LIBOR, and 1.5% One-Year CMT Indexed 5-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 90% of the Group 5 Mortgage Loans require only the payment of interest for a certain period of time after the origination date (82.7% for 5 years, 7.7% for 10 years after the origination date). The mortgage interest rates adjust annually or semi-annually following the initial 5 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 6 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.089% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.090% over the initial mortgage interest rate.

Group 7 Mortgage Loans:

The Group 7 first lien Mortgage Loans consist of 5.5% Six-Month LIBOR, 90.0% One-Year LIBOR, and 4.5% One-Year CMT Indexed 7-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 72% of the Group 7 Mortgage Loans require only the payment of interest for a certain period of time after the origination date (66.0% for 7 years and 5.5% for 10 years after the origination date). The mortgage interest rates adjust annually or semi-annually following the initial 7 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 7 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.055% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.055% over the initial mortgage interest rate.

Group 8 Mortgage Loans:

The Group 8 first lien Mortgage Loans consist of 2.0% Six-Month LIBOR, 95.3% One-Year LIBOR, and 2.7% One-Year CMT Indexed 10-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 80% of the Group 8 Mortgage Loans require only the payment of interest for 10 years after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 10 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 8 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.020% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.020% over the initial mortgage interest rate.

Expense Fee Rate:

The “Expense Fee Rate” is comprised of primary servicing fees and lender paid mortgage insurance premiums, each as applicable. The weighted average Expense Fee Rate before the reset date will be equal to approximately 0.315% for Group 1, 0.334% for Group 2, 0.250% for Group 3, Group 4, Group 5, Group 6, Group 7 and Group 8 Mortgage Loans respectively. 42.47% of the Mortgage Loans in Group 6 and 52.56% of the Mortgage Loans in Group 8 respectively will have their weighted average Expense Fee Rate increase by 0.125% after the first adjustment date.

Expected Subordination:

5.00% (+/- 0.50%), for the 1A1, 2A1, 3A2, 4A1, 5A1, 6A2, 7A1, and 8A2 Senior Certificates; 14.50% (+/- 0.50%) for the 3A1 Super Senior Certificates; 10.00% (+/- 0.50%) for the 8A1 Super Senior Certificates; 8.00% (+/- 0.50%) for the 6A1 Super Senior Certificates.

	Certificate(1)	Approximate Certificate Balance	Initial Coupon(2)
	1B4	$1,431,000	1 ML + [ ]
	1B5	$1,272,000	1 ML + [ ]
	1B6	$795,489	1 ML + [ ]
	2B4	$6,028,000	4.909%
	2B5	$4,220,000	4.909%
	2B6	$3,014,910	4.909%

1.

The Certificate Sizes are based on May 1, 2005 balances of the Mortgage Loans, and are subject to a +/- 5% variance.

2.

For the Class 1B4, 1B5, and 1B6 Subordinate certificates, the Pass-Through Rate will equal the lesser of 1ML+ [  ]%, 1 ML + [ ]% and 1 ML + [  ]% respectively, and the weighted average of the net rates of the Group 1 and Group 2 Mortgage Loans. For the Class 2B4, 2B5 and 2B6 Subordinate Certificates, the Pass-Through Rate will equal the weighted average of the net rates of the Group 3, Group 4, Group 5, Group 6, Group 7 and Group 8 Mortgage Loans.

Clean Up Call:	10% of the Cut-off Date principal balance of the Mortgage Loans for each of the Short Reset Group and the Hybrid Group.
Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.
ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:	The Senior Short Reset and the Senior Hybrid Certificates, Class 1B1 and Class 2B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.
Minimum Denomination:	$25,000 for the Senior Certificates and $250,000 for the Subordinate Certificates.
Delivery:	Senior Short Reset, the Senior Hybrid Certificates and the Senior Subordinate Certificates – DTC

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

Structural and Collateral Term Sheet

May 24, 2005

$1,506,865,000 (approximate) of Offered Certificates GSR Mortgage Loan Trust 2005-AR3 GS Mortgage Securities Corp., Depositor Mortgage Pass-Through Certificates, Series 2005-AR3

Description of the Offered Certificates

Certificates	Group/ Product Type	Approximate Certificate Balance ($)(1)	Expected Ratings (Moody’s and S&P)	Expected Credit Enhancement Percentage (%) (2)	Initial Coupon (%) (3)	Estimated Avg. Life (yrs) CPB/YTC (4)	Estimated Avg. Life (yrs) MAT(5)	Principal Payment Window CPB/YTC(4)	Principal Payment Window MAT(5)	Pricing Speed
1A1	Group 1 6mo/1yr CB(7)	133,284,000	Aaa/AAA	4.75	1 ML +0.22%	3.85	4.21	06/05-05/15	06/05-04/35	20 CPR
2A1	Group 2 6mo/1 yr	169,571,000	Aaa/AAA	4.75	1 ML +0.22%	3.85	4.20	06/05-05/15	06/05-04/35	20 CPR
3A1(6)	Group 3 3 year CB	181,240,000	Aaa/AAA	14.64	4.655%	2.11	5.46	06/05-02/08	06/05-04/35	15 CPR
3A2	Group 3 3 year CB	20,138,000	Aaa/AAA	5.15	4.655%	2.11	5.46	06/05-02/08	06/05-04/35	15 CPR
4A1	Group 4 3 year	278,440,000	Aaa/AAA	5.15	4.662%	1.80	3.27	06/05-02/08	06/05-04/35	25 CPR
5A1	Group 5 5 year CB	186,605,000	Aaa/AAA	5.15	5.068%	3.24	5.52	06/05-04/10	06/05-04/35	15 CPR
6A1(6)	Group 6 5 year	360,482,000	Aaa/AAA	8.00	5.059%	2.52	3.29	06/05-04/10	06/05-04/35	25 CPR
6A2	Group 6 5 year	11,168,000	Aaa/AAA	5.15	5.059%	2.52	3.29	06/05-04/10	06/05-04/35	25 CPR
7A1	Group 7 7 yr hybrids	34,039,000	Aaa/AAA	5.15	5.034%	2.87	3.28	06/05-03/12	06/05-03/35	25 CPR
8A1(6)	Group 8 10 yr hybrids	67,807,000	Aaa/AAA	10.00	5.336%	3.14	3.31	06/05-04/15	06/05-04/35	25 CPR
8A2	Group 8 10 yr hybrids	3,655,000	Aaa/AAA	5.15	5.336%	3.14	3.31	06/05-04/15	06/05-04/35	25 CPR
X	Groups 1,2	317,958,489	Aaa/AAA	N/A	[ ]	N/A	N/A	N/A	N/A	N/A
1B1	Groups 1,2	7,790,000	Aa2/AA-	2.30	1 ML +0.50%	6.60	7.36	06/05-05/15	06/05-04/35	20 CPR
1B2	Groups 1,2	2,544,000	A2/A-	1.50	1 ML +0.85%	6.60	7.36	06/05-05/15	06/05-04/35	20 CPR
1B3	Groups 1,2	1,271,000	Baa1/BBB-	1.10	1 ML +1.25%	6.60	7.36	06/05-05/15	06/05-04/35	20 CPR
2B1	Groups 3,4,5,6,7,8	28,335,000	Aa3/AA	2.80	4.909%	3.70	6.02	06/05-04/15	06/05-04/35	25 CPR
2B2	Groups 3,4,5,6,7,8	13,262,000	A3/A	1.70	4.909%	3.70	6.02	06/05-04/15	06/05-04/35	25 CPR
2B3	Groups 3,4,.5,6,7,8	7,234,000	Baa3/BBB	1.10	4.909%	3.70	6.02	06/05-04/15	06/05-04/35	25 CPR

1.

The Certificate Sizes are based on May 1, 2005 balances of the Mortgage Loans, and are subject to a +/- 5% variance. The notional principal amount of the Class X Certificates will be equal to the sum of the principal balance of the Class 1A1, 2A1, 1B1, 1B2, 1B3, 1B4, 1B5 and 1B6 Certificates. No principal will be distributed on the Class X Certificates.

2.

The Credit Enhancement percentages are based upon the final Mortgage Loan pools as of the Cut-Off Date.

3.

For the Class 1A1 Certificates, the Pass-Through Rate will equal the lesser of 1ML+ [ ]% and the weighted average of the net rates of the Group 1 Mortgage Loans. For the Class 2A1 Certificates, the Pass-Through Rate will equal the lesser of 1ML+ [ ]% and the weighted average of the net rates of the Group 2 Mortgage Loans.  For the Class 3A1, 3A2, 4A1, 5A1, 6A1, 6A2, 7A1, 8A1 and 8A2 Certificates it will equal the weighted average of the net rates of the respective Group of Mortgage Loans.  For the Class 1B1, 1B2, and 1B3 Subordinate certificates, the Pass-Through Rate will equal the lesser of 1ML+ [  ]%, 1 ML + [ ]% and 1 ML + [ ]% respectively, and the weighted average of the net rates of the Group 1 and Group 2 Mortgage Loans. For the Class 2B1, 2B2, and 2B3 Subordinate certificates, the Pass-Through Rate will equal the weighted average of the net rates of the Group 3, Group 4, Group 5, Group 6, Group 7 and Group 8 Mortgage Loans. For the Class X Certificates the Pass-Through Rate will be the excess of the weighted average of the net interest rates of the Group 1 and Group 2 mortgage loans over the weighted average certificate interest rate on the Class 1A1, 2A1, 1B1, 1B2, 1B3, 1B4, 1B5 and 1B6 Certificates. The Class X interest distribution, however, will be subject to certain limitations, as described in the “Structure of the Certificates” section below.

The margin on the Class 1A1 and 2A1 Certificates will double on the first distribution date after the 10% Clean-up Call may first be exercised.  The margin on each of the Class 1B1, 1B2 and 1B3 Certificates will be equal to 1.5x the original margin on the first Distribution Date after which the 10% Clean-up Call may first be exercised.

4.

Average Life and Payment Windows are calculated based upon a prepayment speed of 20 CPR to the call date for the Class 1A1, 2A1, 1B1, 1B2 and 1B3 Certificates, 15 CPR to the reset date (CPB) for the Class 3A1, 3A2, and 5A1 Certificates, and 25 CPB for the Class 4A1, 6A1, 6A2, 7A1, 8A1, 8A2, 2B1, 2B2 and 2B3 Certificates. CPB implies that prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

5.

Average Life and Payment Windows are calculated based upon the applicable prepayment speeds to the maturity date.

6.

The 3A1, 6A1 and 8A1 Certificates will each be a “Super Senior Class” and will be entitled to additional credit support from the related “Senior Support Class”, the 3A2, 6A2 and 8A2 Certificates, respectively. Principal losses on the underlying loans that would otherwise be allocated to the Super Senior class certificates will instead be allocated to the related Super Senior support class certificates until the Super Senior support class certificate balances are reduced to zero.

7.

CB means conforming balance.

Collateral Description(1)(2)(3)

	Group 1	Group 2	Group 3	Group 4	Group 5	Group 6	Group 7	Group 8	Total
	6 mo, 1 yr Conforming Balance	6 mo, 1 yr Conforming & Jumbo Balance	3yr Hybrids Conforming Balance	3yr Hybrids Conforming & Jumbo Balance	5 yr Hybrids Conforming Balance	5 yr Hybrids Conforming & Jumbo Balance	7yr Hybrids Conforming & Jumbo Balance	10 yr Hybrids Conforming & Jumbo Balance
Aggregate Principal Balance	$139,930,727	$178,027,862	$212,313,114	$293,558,273	$196,736,592	$391,830,000	$35,888,116	$75,342,016	$1,523,626,700
Average Loan Balance	$211,696	$519,032	$244,600	$536,670	$234,489	$542,701	$417,304	$519,600	$361,821
Number of Loans	661	343	868	547	839	722	86	145	4,211
Weighted Average Months to Roll	4	4	32	31	57	57	81	117	41
Weighted Average Age	4	4	4	5	3	3	3	3	4
Weighted Average Term to Maturity	356	356	356	355	357	357	357	357	356
Gross WAC	3.589%	3.835%	4.905%	4.912%	5.318%	5.309%	5.284%	5.586%	4.860%
Weighted Average Expense Rate before reset	0.315%	0.334%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.266%
Weighted Average Expense Rate after reset	0.315%	0.334%	0.250%	0.250%	0.250%	0.303%	0.250%	0.316%	0.283%
Net WAC	3.274%	3.501%	4.655%	4.662%	5.068%	5.059%	5.034%	5.336%	4.594%
Initial Cap	N/A(4)	N/A(4)	2.840%	2.947%	5.170%	5.089%	5.055%	5.020%	3.996%
Periodic Cap	N/A(4)	N/A(4)	1.856%	1.840%	2.000%	2.000%	2.000%	2.000%	1.920%
Lifetime Cap	N/A(4)	N/A(4)	5.932%	5.975%	5.170%	5.090%	5.055%	5.020%	6.098%
Minimum Coupon	1.990%	1.990%	2.750%	3.625%	3.625%	4.000%	4.500%	4.750%	1.990%
Maximum Coupon	6.125%	6.000%	6.250%	6.500%	6.500%	7.125%	6.125%	6.875%	7.125%
WA Maximum Lifetime Interest Rate	11.983%	11.999%	10.837%	10.887%	10.488%	10.399%	10.339%	10.606%	10.907%
WA Gross Margin	2.120%	2.138%	2.286%	2.365%	2.265%	2.289%	2.333%	2.269%	2.267%
WA Net Margin	1.805%	1.804%	2.036%	2.115%	2.015%	1.986%	2.083%	1.953%	1.985%
Six-Month LIBOR Indexed Percent	98.6%	97.8%	27.2%	38.6%	15.9%	8.1%	5.5%	2.0%	36.1%
One-Year LIBOR Indexed Percent	1.4%	2.2%	72.5%	61.2%	83.4%	90.4%	90.0%	95.3%	63.1%
One-Year CMT Indexed Percent	0.0%	0.0%	0.4%	0.3%	0.7%	1.5%	4.5%	2.7%	0.8%
WA FICO	735	738	728	734	736	736	745	747	735
Interest Only Percent	91%	92%	83%	87%	85%	90%	72%	80%	87%
Cash Out Refinance Percent	29%	26%	32%	24%	30%	17%	24%	19%	25%
California Percent	15%	37%	51%	58%	40%	66%	37%	56%	50%
Primary Residence Percent	94%	94%	92%	91%	90%	94%	93%	95%	93%
Single Family and PUD Percent	86%	92%	81%	90%	81%	91%	91%	95%	88%
Single Largest Zip Code Percent	1%	1%	1%	1%	1%	1%	4%	2%	0%
Largest Individual Loan Balance	$457,875	1,367,850	689,000	1,817,323	400,000	1,600,000	1,093,487	1,500,000	$1,817,323
WA Original Loan-to-Value Ratio	71%	68%	72%	71%	73%	73%	71%	69%	72%
WA Current Loan-to-Value Ratio	71%	68%	72%	71%	73%	73%	71%	69%	71%

(1)

Using May 1, 2005 cut-off data.

(2)

Numbers may not add up to 100% due to rounding.

(3)

None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

(4)

28.1% of the Group 1 mortgage loans have a weighted average initial cap of 1.876% and a weighted average periodic cap of 1.886%. 32.2% of the Group 2 mortgage loans have a weighted average initial and periodic cap of 1.609%. The rest of the Group 1 and Group 2 mortgage loans have no initial or periodic cap. The Group 1 and Group 2 1-year LIBOR arms are subject to a life time cap of 6%.

Time Table

Cut-Off Date:

May 1, 2005

Settlement Date:

May 27, 2005

Distribution Date:

25th of each month or the next business day

First Distribution Date:

June 27, 2005

Features of the Transaction

n

Offering consists of certificates totaling approximately $1,506,865,000 of which $1,446,429,000 are expected to be rated AAA/Aaa by S&P and Moody’s.

n

The expected amount of credit support for the Class 1A1 and 2A1 Certificates will be approximately 4.75%, for the Class 3A2, 4A1, 5A1, 6A2, 7A1, and 8A2 Senior Certificates will be approximately 5.15% (+/- 0.50%), for the Class 3A1 Super Senior certificates will be approximately 14.64% (+/- 0.50%), for the Class 6A1 Super Senior certificates will be approximately 8.00% (+/- 0.50%), and for the Class 8A1 Super Senior certificates will be approximately 10.00% (+/- 0.50%).

n

All collateral consists of 6 month LIBOR, 1 Year LIBOR, 3-Year, 5-Year, 7-Year, and 10-Year hybrid adjustable rate mortgage loans with 100% set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Countrywide Home Loans, Inc., Indy Mac Bank, F.S.B., National City Mortgage Co., Lydian Private Bank (Virtual Bank) or purchased through the Goldman Sachs Residential Mortgage Conduit.

Structure of the Certificates

As the mortgagors make scheduled principal payments and prepayments on the mortgage loans in each loan group, that principal is distributed to the holders of the senior certificates related to the respective loan group. The subordinate certificates will receive principal payments only from the related collateral groups, but will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class 1B1, Class 1B2, and Class 1B3 Certificates (the “Short Reset Group Senior Subordinate Certificates”) and the Class 1B4, Class 1B5, and Class 1B6 Certificates (the “Short Reset Group Junior Subordinate Certificates”, not offered hereby, and together with the Short Reset Group Senior Subordinate Certificates, the “Short Reset Group Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates for their collateral groups (Group 1 and Group 2) and, therefore, provide credit protection to the Class 1A1 Certificates (the “Group 1 Senior Certificates”), and the Class 2A1 Certificates (the “Group 2 Senior Certificates”). The Group 1 and Group 2 Senior Certificates will be called the “Short Reset Group Senior Certificates” and together with the Short Reset Group Subordinate Certificates, the “Short Reset Group” Certificates. The Class 2B1, Class 2B2, and Class 2B3 Certificates (the “Hybrid Group Senior Subordinate Certificates”) and the Class 2B4, Class 2B5, and Class 2B6 Certificates (the “Hybrid Group Junior Subordinate Certificates”, not offered hereby, and together with the Hybrid Group Senior Subordinate Certificates, the “Hybrid Group Subordinate Certificates” and together with the Short Reset Group Subordinate Certificates, the “Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates for their collateral groups (Group 3, Group 4, Group 5, Group 6, Group 7, and Group 8) and, therefore, provide credit protection to the Class 3A1 and 3A2 Certificates (the “Group 3 Senior Certificates”), the Class  4A1 Certificates (the “Group 4 Senior Certificates”), the Class 5A1 Certificates (the “Group 5 Senior Certificates”), the Class 6A1 and 6A2 Certificates (the “Group 6 Senior Certificates”), the Class 7A1 Certificates (the “Group 7 Senior Certificates”) and the Class 8A1 and 8A2 Senior Certificates (the “Group 8 Senior Certificates”). The Group 3, Group 4, Group 5, Group 6, Group 7, and Group 8 Senior Certificates will be called the “Hybrid Group Senior Certificates” and, together with the Short Reset Group Senior Certificates, the “Senior Certificates”. The Hybrid Group Senior Certificates and the Hybrid Group Subordinate Certificates will be called the “Hybrid Group Certificates”). Furthermore, the 3A1, 6A1 and 8A1 classes will each be a “Super Senior Class” and will be entitled to additional credit support from the 3A2, 6A2 and 8A2 certificates, respectively  (each a “Super Senior Support Class”). Principal losses on the underlying loans that would otherwise be allocated to the Super Senior Class certificates will instead be allocated to the related Super Senior Support Class certificates until the Super Senior Support Class certificate balances are reduced to zero.

If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the Senior Certificates will receive distributions of interest and principal before the related Subordinate Certificates are entitled to receive distributions of interest or principal from their respective collateral groups, and the related subordinate certificates will receive distributions in order of their numerical class designations.

There will be no cross-collateralization between the Short Reset Group Certificates and the Hybrid Group Certificates and therefore the Short Reset Group Subordinate Certificates will not provide credit support for the Hybrid Group Senior Certificates and the Hybrid Group Subordinate Certificates will not provide credit support for the Short Reset Group Senior Certificates.

Shifting Interest on the Short Reset Group Certificates

Unless the aggregate class principal balance of the Short Reset Group Subordinate Certificates has reached a certain level relative to the Short Reset Group Senior Certificates, or the delinquencies or losses on the Short Reset Group mortgage loans, separately, exceed certain limits, the related Short Reset Group Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral groups until the 10th anniversary of the closing date (i.e., the distribution date in May 2015).  Thereafter, the Short Reset Group Senior Certificates will generally receive their share of scheduled principal payments and a disproportionately large, but decreasing share of principal prepayments on the mortgage loans in the related collateral groups. This will result in a faster rate of return of principal to the Short Reset Group Senior Certificates than would occur if those Senior Certificates and the related Subordinate Certificates received all such payments pro rata, and increases the likelihood that holders of those Senior Certificates will be paid the full amount of principal to which they are entitled.  The prepayment percentages on the Short Reset Group Subordinate Certificates are as follows:

Distribution Date	Percentage
June 2005 – May 2015	0%
June 2015 – May 2016	30%
June 2016 – May 2017	40%
June 2017 – May 2018	60%
June 2018 – May 2019	80%
June 2019 and after	100%

If before the Distribution Date in June 2008 the credit support to the Short Reset Group Senior Certificates is greater than or equal to two times the original credit support percentage for the Short Reset Group Senior Certificates, then the Short Reset Group Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments on the mortgage loans in the related collateral groups subject to certain loss and delinquency criteria. If on or after the Distribution Date in June 2008 the credit support for the Short Reset Group Senior Certificates is greater than or equal to two times the original credit support percentage, then the Short Reset Group Subordinate Certificates would be entitled to 100% of their pro rata share of the related principal prepayments.

Shifting Interest on the Hybrid Group Certificates

Unless the aggregate class principal balance of the Hybrid Group Subordinate Certificates has reached a certain level relative to the Hybrid Group Senior Certificates, or the delinquencies or losses on the Hybrid Group mortgage loans, separately, exceed certain limits, the related Hybrid Group Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral groups until the 7th anniversary of the closing date (i.e., the distribution date in May 2012).  Thereafter, the Hybrid Group Senior Certificates will generally receive their share of scheduled principal payments and a disproportionately large but decreasing share of principal prepayments on the mortgage loans in the related collateral groups. This will result in a faster rate of return of principal to the Hybrid Group Senior Certificates than would occur if those Senior Certificates and the related Subordinate Certificates received all such payments pro rata, and increases the likelihood that holders of those Senior Certificates will be paid the full amount of principal to which they are entitled.  The prepayment percentages on the Hybrid Group Subordinate Certificates are as follows:

Distribution Date	Percentage
June 2005 – May 2012	0%
June 2012 – May 2013	30%
June 2013 – May 2014	40%
June 2014 – May 2015	60%
June 2015 – May 2016	80%
June 2016 and after	100%

If before the Distribution Date in June 2008 the credit support to the Hybrid Group Senior Certificates is greater than or equal to two times the original credit support percentage for the Hybrid Group Senior Certificates, then the related Hybrid Group Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments on the mortgage loans in the related collateral groups subject to certain loss and delinquency criteria. If on or after the Distribution Date in June 2008 the credit support for the Hybrid Group Senior Certificates is greater than or equal to two times the original credit support percentage, then the Hybrid Group Subordinate Certificates would be entitled to 100% of their pro rata share of the related principal prepayments.

Priority of Distributions for the Short Reset Group Certificates

1.

Payment of accrued and unpaid interest, pro rata, to the holders of the Short Reset Group Senior Certificates and the Class X Certificates, subject to the limitations set forth below;

2.

Payment of principal to the holders of the related Short Reset Group Senior Certificates in an amount equal to the related group’s senior principal distribution amount;

3.

Payment of interest and principal sequentially to the Short Reset Group Subordinate Certificates in order of their numerical class designations, beginning with the Class 1B1.

On each distribution date, amounts otherwise distributable in respect to the Class X Certificates will instead be distributed to the Short Reset Group Certificates to the extent of any accrued and unpaid interest shortfall on the Short Reset Group Certificates.

Priority of Distributions for the Hybrid Group Certificates

1.

Payment of accrued and unpaid interest, pro rata, to the holders of the Hybrid Group Senior Certificates;

2.

Payment of principal to the holders of the related Hybrid Group Senior Certificates in an amount equal to the related group’s senior principal distribution amount;

3.

Payment of interest and principal sequentially to the Hybrid Group Subordinate Certificates in order of their numerical class designations, beginning with the Class 2B1 Certificates.

Allocation of Realized Losses

Losses on the mortgage loans with respect to the Short Reset Groups (Group 1 and Group 2) realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Short Reset Group Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero. If the Class Principal Balances of all of the Short Reset Group Subordinate Certificates have been reduced to zero, further realized losses on the related mortgage loans would be allocated pro rata to the Short Reset Group Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero.  Losses on the mortgage loans with respect to the Hybrid Group (Group 3, Group 4, Group 5, Group 6, Group 7 and Group 8) realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Hybrid Group Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero.  If the Class Principal Balances of all of the Hybrid Group Subordinate Certificates have been reduced to zero, further realized losses on the related mortgage loans would be allocated pro rata to the Hybrid Group Senior Certificates, until the Class Principal Balance of such class of certificates has been reduced to zero. The Class 3A1, Class 6A1 and Class 8A1 will be the Super Senior Class Certificates and will be entitled to additional credit support from the Class 3A2, Class 6A2 and Class 8A2 Certificates respectively. Principal losses on the underlying loans that would otherwise be allocated to the Super Senior class certificates will instead be allocated to the related Senior Support Class certificates until the Senior Support Class certificate balances are reduced to zero.

Key Terms

Issuer:	GSR Mortgage Loan Trust 2005-AR3

Depositor:	GS Mortgage Securities Corp

Originators:

Countrywide Home Loans, Inc., GMAC Mortgage Corporation, IndyMac Bank, F.S.B., National City Mortgage Co., Lydian Private Bank (Virtual Bank) and various other originators whose collateral has been purchased through the Goldman Sachs Residential Mortgage Conduit.

Servicers:

Countrywide Home Loans, Inc., GMAC Mortgage Corporation, IndyMac Bank, F.S.B., National City Mortgage Co., Lydian Private Bank (Virtual Bank). 16% of the Mortgage Loans are currently sub-serviced by Countrywide Home Loans, Inc, on behalf of Goldman Sachs.

Master-Servicer:	Wells Fargo Bank, N.A.

Securities Administrator:	Wells Fargo Bank, N.A.

Trustee:	U.S. Bank, N.A.

Rating Agencies:	Moody’s and S&P.

Type of Issuance:	Public for all the Offered Certificates

Servicer Advancing:

To the extent requested by the rating agencies, the servicers are obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:

With respect to National City, the servicer is required to cover interest shortfalls as a result of full prepayments to the extent of the aggregate servicing compensation. With respect to Countrywide, Wells Fargo, and Indymac, the servicer is required to cover interest shortfalls as a result of full prepayment to the extent of one-half of their aggregate servicing compensation.

Interest Accrual:

Except for the Short Reset Group Certificates, the interest accrual period is calculated on a 30/360 basis and for the Certificates is the calendar month preceding the month of each Distribution Date. The accrual period for the Class 1A1 and 2A1 Certificates is calculated based on an Actual/360 basis and is from the prior distribution date to the date on which such distribution occurs (except for the first accrual period which begins on the closing date). The accrual period for the Class 1B1, 1B2, 1B3, 1B4, 1B5 and 1B6 Certificates is calculated based on a 30/360 basis and is from the 25th of the previous month, to the 24th of the month in which such distribution occurs (except for the first accrual period which begins on the closing date).

Mortgage Loan Index:

The One-Month LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The Six Month-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for Six-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Year U.S. dollar-denominated deposits as published in The Wall Street Journal. The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable interest rate reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Group 1 Mortgage Loans:

The Group 1 first lien conforming balance Mortgage Loans consist of approximately 98.6% Six-Month LIBOR and 1.4% One-Year LIBOR indexed ARMs secured by one-to-four family residential properties. Approximately 91% of the Group 1 Mortgage Loans require only the payment of interest for a certain period of time after the origination date (0.1% for 6 months, 0.2% for 1 year, 25.2% for 3 years, 16.1% for 5 years, and 49.8% for 10 years after the origination date). The mortgage interest rates adjust annually and semi-annually. The mortgage interest rates will be indexed to Six-Month LIBOR or to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). 71.9% of the Group 1 Mortgage Loans do not have Periodic Interest Rate Caps for the first and subsequent adjustment dates. The mortgage loans are however subject to a weighted average lifetime maximum mortgage interest rate of 11.983%.

Group 2 Mortgage Loans:

The Group 2 first lien Mortgage Loans consist of approximately 97.8% Six-Month LIBOR and 2.2% One-Year LIBOR indexed ARMs secured by one-to-four family residential properties. Approximately 92% of the Group 2 Mortgage Loans require only the payment of interest for a certain period of time after the origination date (30.1% for 3 years, 22.4% for 5 years and 39.7% for 10 years after the origination date). The mortgage interest rates adjust annually and semi-annually. The mortgage interest rates will be indexed to Six-Month LIBOR or to One-Year LIBOR and will adjust to that index plus a Gross Margin. 67.8% of the Group 2 Mortgage Loans do not have Periodic Interest Rate Caps for the first and subsequent adjustment dates. The mortgage loans are however subject to a weighted average lifetime maximum mortgage interest rate of 11.999%.

Group 3 Mortgage Loans:

The Group 3 first lien conforming balance Mortgage Loans consist of 27.2% Six-Month LIBOR, 72.5% One-Year LIBOR and 0.4% One-Year CMT Indexed 3-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 83% of the Group 3 Mortgage Loans require only the payment of interest for a certain period of time after the origination date (58.8% for 3 years, 8.6% for 5 years, 15.6% for 10 years after the origination date). The mortgage interest rates adjust annually or semi-annually following the initial 3 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus a Gross Margin. The Group 3 Mortgage Loans have a weighed average Periodic Interest Rate Cap of 2.840% for the first adjustment date and 1.856% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.932% over the initial mortgage interest rate.

Group 4 Mortgage Loans:

The Group 4 first lien Mortgage Loans consist of 38.6% Six-Month LIBOR, 61.2% One-Year LIBOR, and 0.3% One-Year CMT Indexed 3-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 87% of the Group 4 Mortgage Loans require only the payment of interest for a certain period of time years after the origination date (55.2% for 3 years, 16.6% for 5 years and 15.6% for 10 years after the origination date). The mortgage interest rates adjust annually or semi-annually following the initial 3 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 4 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 2.947% for the first adjustment date and 1.840% for every adjustment date thereafter. The mortgage interest rates are subject to a weighed average lifetime maximum mortgage interest rate of 5.975% over the initial mortgage interest rate.

Group 5 Mortgage Loans:

The Group 5 first lien conforming balance Mortgage Loans consist of 15.9% Six-Month LIBOR, 83.4% One-Year LIBOR, and 0.7% One-Year CMT Indexed 5-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 85% of the Group 5 Mortgage Loans require only the payment of interest for a certain period of time after the origination date (71.2% for 5 years, 14.1% for 10 years after the origination date). The mortgage interest rates adjust annually or semi-annually following the initial 5 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 5 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.170% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rates of 5.170% over the initial mortgage interest rate.

Group 6 Mortgage Loans:

The Group 6 first lien Mortgage Loans consist of 8.1% Six-Month LIBOR, 90.4% One-Year LIBOR, and 1.5% One-Year CMT Indexed 5-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 90% of the Group 5 Mortgage Loans require only the payment of interest for a certain period of time after the origination date (82.7% for 5 years, 7.7% for 10 years after the origination date). The mortgage interest rates adjust annually or semi-annually following the initial 5 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 6 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.089% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.090% over the initial mortgage interest rate.

Group 7 Mortgage Loans:

The Group 7 first lien Mortgage Loans consist of 5.5% Six-Month LIBOR, 90.0% One-Year LIBOR, and 4.5% One-Year CMT Indexed 7-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 72% of the Group 7 Mortgage Loans require only the payment of interest for a certain period of time after the origination date (66.0% for 7 years and 5.5% for 10 years after the origination date). The mortgage interest rates adjust annually or semi-annually following the initial 7 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 7 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.055% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.055% over the initial mortgage interest rate.

Group 8 Mortgage Loans:

The Group 8 first lien Mortgage Loans consist of 2.0% Six-Month LIBOR, 95.3% One-Year LIBOR, and 2.7% One-Year CMT Indexed 10-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 80% of the Group 8 Mortgage Loans require only the payment of interest for 10 years after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 10 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 8 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.020% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.020% over the initial mortgage interest rate.

Expense Fee Rate:

The “Expense Fee Rate” is comprised of primary servicing fees and lender paid mortgage insurance premiums, each as applicable. The weighted average Expense Fee Rate before the reset date will be equal to approximately 0.315% for Group 1, 0.334% for Group 2, 0.250% for Group 3, Group 4, Group 5, Group 6, Group 7 and Group 8 Mortgage Loans respectively. 42.47% of the Mortgage Loans in Group 6 and 52.56% of the Mortgage Loans in Group 8 respectively will have their weighted average Expense Fee Rate increase by 0.125% after the first adjustment date.

Expected Subordination:

5.00% (+/- 0.50%), for the 1A1, 2A1, 3A2, 4A1, 5A1, 6A2, 7A1, and 8A2 Senior Certificates; 14.50% (+/- 0.50%) for the 3A1 Super Senior Certificates; 10.00% (+/- 0.50%) for the 8A1 Super Senior Certificates; 8.00% (+/- 0.50%) for the 6A1 Super Senior Certificates.

Other Certificates:

The following Classes of “Other Certificates” will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby:

	Certificate(1)	Approximate Certificate Balance	Initial Coupon(2)
	1B4	$1,431,000	1 ML + 1.25%
	1B5	$1,272,000	1 ML + 1.25%
	1B6	$795,489	1 ML + 1.25%
	2B4	$6,028,000	4.909%
	2B5	$4,220,000	4.909%
	2B6	$3,014,910	4.909%

1.

The Certificate Sizes are based on May 1, 2005 balances of the Mortgage Loans, and are subject to a +/- 5% variance.

2.

For the Class 1B4, 1B5, and 1B6 Subordinate certificates, the Pass-Through Rate will equal the lesser of 1ML+ 1.25%, 1 ML + 1.25% and                1 ML + 1.25% respectively, and the weighted average of the net rates of the Group 1 and Group 2 Mortgage Loans. For the Class 2B4, 2B5 and 2B6 Subordinate Certificates, the Pass-Through Rate will equal the weighted average of the net rates of the Group 3, Group 4, Group 5, Group 6, Group 7 and Group 8 Mortgage Loans.

Clean Up Call:	10% of the Cut-off Date principal balance of the Mortgage Loans for each of the Short Reset Group and the Hybrid Group.
Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.
ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:	The Senior Short Reset and the Senior Hybrid Certificates, Class 1B1 and Class 2B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.
Minimum Denomination:	$25,000 for the Senior Certificates and $250,000 for the Subordinate Certificates.
Delivery:	Senior Short Reset, the Senior Hybrid Certificates and the Senior Subordinate Certificates – DTC

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Group 1 - Short ARMs/Conforming Group 2 - Short ARMs/Jumbo Group 3 - 3yr Hybrids Conforming Group 4 - 3yr Hybrids Jumbo Group 5 - 5yr Hybrids Conforming Group 6 - 5yr Hybrids Jumbo Group 7 - 7yr Hybrids Group 8 - 10yr Hybrids

Selection Criteria: Group 1 - Short ARMs/Conforming

1. Stats
2. Group
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Index
11. Margin
12. Caps
13. Max Rate
14. Months to Roll
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Prepayment Penalty Terms
20. Interest Only
21. Mortgage Insurance
22. Servicer

1.  Stats

Count: 661
Current Balance: $139,930,727
Average Current Balance: $211,696
Gross Weighted Average Coupon: 3.589%
Net Weighted Average Coupon: 3.274%
Weighted Average Expense Rate: 0.315%
Weighted Average Expense Rate - after Reset: 0.315%
Original Term: 360
Remaining Term: 356
Age: 4
Original Loan-to-Value Ratio: 71.11%
Current Loan-to-Value Ratio: 70.81%
Margin: 2.120%
Net Margin: 1.805%
Non-Zero Initial Periodic Cap: 1.876%
Non-Zero Subsequent Periodic Cap: 1.886%
Maximum Interest Rate: 11.983%
Months to Next Roll: 4
FICO Score: 735
Max Zip Code Percentage: 0.805%

2. Group

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	% Conf	%Full Doc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
Group 1 - Short ARMs/Conforming	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

3. Principal Balance

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
Lower than $50,000.00	1	$39,000	0.00%	4.875	4.5	757	29	100	100	100	100	0	0	100
$50,000.01 to $200,000.00	309	44,925,715	32.1	3.437	3.128	735	72	90.1	100	74.9	95	1.3	0	98.7
$200,000.01 to $350,000.00	335	89,161,837	63.7	3.654	3.337	735	70	91.9	100	71.1	93.3	1.6	0	98.4
$350,000.01 to $500,000.00	16	5,804,176	4.1	3.751	3.422	741	73	93.9	100	61.5	93.9	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

4. Current Rate

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
1.750% to 1.999%	144	$27,401,779	19.60%	1.99	1.74	738	69	100	100	100	97.1	0	0	100
2.750% to 2.999%	27	5,788,312	4.1	2.848	2.481	734	75	88	100	16.7	100	0	0	100
3.000% to 3.249%	26	5,474,574	3.9	3.099	2.799	737	73	91.8	100	65.2	100	0	0	100
3.250% to 3.499%	30	7,639,573	5.5	3.332	3.053	728	70	97.3	100	84.3	94.6	0	0	100
3.500% to 3.749%	53	12,386,647	8.9	3.602	3.276	744	69	94.8	100	88.7	91.4	0	0	100
3.750% to 3.999%	118	27,468,341	19.6	3.826	3.501	735	69	94.3	100	79.5	95.2	1.2	0	98.8
4.000% to 4.249%	102	21,743,752	15.5	4.023	3.683	732	72	96	100	79	85.8	1.6	0	98.4
4.250% to 4.499%	31	7,185,126	5.1	4.296	3.99	729	72	84.5	100	48	92.9	4.5	0	95.5
4.500% to 4.749%	34	5,938,434	4.2	4.592	4.253	731	71	77.4	100	49.5	86.8	0	0	100
4.750% to 4.999%	49	9,838,456	7	4.785	4.439	740	73	75.9	100	39.4	100	7.3	0	92.7
5.000% to 5.249%	38	7,788,392	5.6	5.053	4.682	733	77	69.1	100	23.4	93	0	0	100
5.250% to 5.499%	5	705,589	0.5	5.3	4.925	748	75	100	100	10.2	100	0	0	100
5.500% to 5.749%	2	399,333	0.3	5.5	5.212	698	71	30	100	30	100	70	0	30
6.000% to 6.249%	2	172,420	0.1	6.076	5.701	764	76	61.1	100	0	61.1	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

5. Age

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
0 to 4	474	$102,543,856	73.30%	3.35	3.054	734	69	96.5	100	87.9	93.1	0.8	0	99.2
5 to 9	158	31,809,938	22.7	4.243	3.878	739	76	74.9	100	19.2	96.2	3.5	0	96.5
10 to 14	29	5,576,933	4	4.245	3.87	737	67	92.3	100	78.2	94.6	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
0.001% to 20.000%	1	$97,962	0.10%	1.99	1.74	800	18	100	100	100	100	0	0	100
20.001% to 30.000%	5	829,228	0.6	3.004	2.693	785	27	88.1	100	100	100	0	0	100
30.001% to 40.000%	19	3,719,976	2.7	3.451	3.12	748	35	96.7	100	78.9	100	0	0	100
40.001% to 50.000%	29	6,305,058	4.5	3.589	3.29	753	46	89.3	100	92.3	88.9	6	0	94
50.001% to 60.000%	59	13,334,158	9.5	3.327	3.036	733	55	86.4	100	83.3	89.6	3.8	0	96.2
60.001% to 70.000%	125	27,694,226	19.8	3.569	3.253	740	65	93.7	100	68.9	92.8	1.9	0	98.1
70.001% to 75.000%	77	16,883,169	12.1	3.376	3.071	739	73	97.6	100	74.6	97.1	0	0	100
75.001% to 80.000%	307	64,817,930	46.3	3.756	3.432	732	79	89.3	100	65.6	93.8	0.9	0	99.1
80.001% to 85.000%	13	2,233,148	1.6	3.218	2.9	713	83	90.8	100	86.2	100	0	0	100
85.001% to 90.000%	13	1,934,728	1.4	3.311	3.024	705	88	100	100	86	100	0	0	100
90.001% to 95.000%	13	2,081,144	1.5	3.272	2.951	705	94	100	100	100	100	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
0.001% to 20.000%	2	$267,026	0.20%	3.104	2.854	794	17	100	100	36.7	100	0	0	100
20.001% to 30.000%	6	868,228	0.6	3.088	2.774	783	27	88.6	100	100	100	0	0	100
30.001% to 40.000%	20	4,158,059	3	3.473	3.137	746	36	97	100	81.1	94.7	0	0	100
40.001% to 50.000%	30	6,496,393	4.6	3.558	3.264	754	47	89.6	100	92.6	92.6	5.8	0	94.2
50.001% to 60.000%	61	13,499,523	9.6	3.343	3.051	733	56	85.4	100	80.4	89.7	3.7	0	96.3
60.001% to 70.000%	122	27,399,875	19.6	3.555	3.239	740	66	94.2	100	71.3	93.3	1.9	0	98.1
70.001% to 75.000%	78	16,854,476	12	3.43	3.128	738	73	95.6	100	74.2	96.1	1.9	0	98.1
75.001% to 80.000%	289	60,978,568	43.6	3.697	3.376	731	79	89.1	100	67.9	93.4	0.4	0	99.6
80.001% to 85.000%	26	5,222,052	3.7	4.079	3.728	741	81	96.1	100	43.2	100	0	0	100
85.001% to 90.000%	14	2,105,384	1.5	3.418	3.123	705	88	100	100	79	100	0	0	100
90.001% to 95.000%	12	1,970,433	1.4	3.196	2.878	704	94	100	100	100	100	0	0	100
95.001% to 100.000%	1	110,711	0.1	4.625	4.25	724	95	100	100	100	100	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

8. FICO Score

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
620 to 639	1	$204,785	0.10%	3.25	2.875	637	81	0	100	100	100	0	0	100
640 to 679	56	11,655,343	8.3	3.465	3.182	666	75	94.2	100	91.5	98.1	2.4	0	97.6
680 to 699	72	16,284,526	11.6	3.385	3.076	690	72	94.5	100	91.4	95.5	0.9	0	99.1
700 to 719	121	24,867,592	17.8	3.867	3.54	708	71	89.5	100	60.1	87.6	1.9	0	98.1
720 to 759	197	40,522,727	29	3.631	3.313	739	73	89.1	100	65.1	96.5	2.1	0	97.9
760 to 799	182	40,312,483	28.8	3.509	3.194	777	68	92.8	100	72	93.7	0.6	0	99.4
800 to 819	32	6,083,270	4.3	3.492	3.174	805	64	95.2	100	74.6	90.4	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

9. States

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AK	2	$382,943	0.30%	1.99	1.74	707	73	100	100	100	100	0	0	100
AL	2	213,950	0.2	2.73	2.48	752	82	100	100	100	100	0	0	100
AR	2	315,332	0.2	1.99	1.74	706	89	100	100	100	100	0	0	100
AZ	67	12,210,798	8.7	4.109	3.781	737	74	98.8	100	57.4	86.7	1.2	0	98.8
CA	80	21,541,350	15.4	3.758	3.42	741	64	85.9	100	55.9	97	5.8	0	94.2
CO	34	7,790,090	5.6	3.829	3.488	736	74	95.6	100	56.6	90.7	0	0	100
CT	2	412,117	0.3	4.547	4.172	736	63	0	100	0	100	0	0	100
DC	1	300,199	0.2	4.75	4.375	765	80	100	100	0	100	0	0	100
DE	4	1,073,620	0.8	3.842	3.493	734	74	100	100	47	49.3	0	0	100
FL	29	6,508,883	4.7	3.713	3.386	718	75	97.2	100	74.1	70.5	0	0	100
GA	21	4,144,596	3	3.855	3.499	724	75	92.6	100	78.3	96.4	0	0	100
HI	1	457,875	0.3	3.875	3.5	688	75	100	100	0	100	0	0	100
ID	1	144,000	0.1	4.125	3.875	777	80	100	100	100	100	0	0	100
IL	68	15,604,562	11.2	3.669	3.349	734	69	96.3	100	72	96.2	0	0	100
IN	3	467,531	0.3	3.134	2.851	730	72	100	100	73.5	100	0	0	100
KS	2	445,219	0.3	3.913	3.622	726	75	100	100	100	100	0	0	100
KY	1	124,837	0.1	1.99	1.74	705	66	100	100	100	100	0	0	100
LA	3	454,750	0.3	3.06	2.81	756	74	100	100	100	100	0	0	100
MA	14	3,362,146	2.4	3.256	2.994	728	70	100	100	90.3	92.8	0	0	100
MD	21	5,233,770	3.7	3.51	3.197	723	67	96.1	100	94.4	97.9	0	0	100
MI	83	15,969,409	11.4	2.911	2.639	738	74	97.6	100	93.2	98.1	0	0	100
MN	6	1,365,835	1	3.524	3.221	765	74	100	100	89.5	100	0	0	100
MO	9	1,573,053	1.1	3.644	3.294	716	75	100	100	100	100	0	0	100
MS	1	89,600	0.1	3.75	3.5	733	72	100	100	100	100	0	0	100
MT	2	425,500	0.3	3.198	2.948	664	58	100	100	100	100	0	0	100
NC	8	1,887,898	1.3	3.805	3.492	735	71	82.6	100	100	87.9	0	0	100
NE	1	137,000	0.1	1.99	1.74	665	77	100	100	100	100	0	0	100
NH	5	1,330,387	1	3.605	3.355	712	70	100	100	100	74.9	0	0	100
NJ	17	3,689,512	2.6	3.458	3.152	742	70	74.1	100	70.7	100	0	0	100
NM	4	465,144	0.3	3.013	2.745	719	69	62	100	85.6	85.6	0	0	100
NV	10	2,184,849	1.6	3.905	3.562	725	69	78.2	100	38.9	90.5	14.8	0	85.2
NY	12	3,099,653	2.2	3.188	2.889	748	66	84.8	100	60.5	100	0	0	100
OH	33	5,844,977	4.2	4.035	3.704	738	76	93.3	100	66.9	100	0	0	100
OR	4	595,007	0.4	3.828	3.527	731	77	100	100	80.7	100	0	0	100
PA	12	2,139,356	1.5	3.25	2.956	726	72	91.5	100	81.2	95.4	0	0	100
RI	1	169,063	0.1	3.75	3.5	790	16	100	100	0	100	0	0	100
SC	5	844,161	0.6	3.767	3.428	749	75	100	100	51.2	84.6	0	0	100
SD	2	319,875	0.2	1.99	1.74	722	70	100	100	100	100	0	0	100
TN	2	298,434	0.2	4.21	3.835	778	65	100	100	100	52	0	0	100
TX	31	5,537,900	4	3.91	3.592	742	73	58	100	61.9	100	4.6	0	95.4
UT	5	980,545	0.7	3.586	3.253	702	74	100	100	74.7	100	0	0	100
VA	35	7,172,619	5.1	3.137	2.849	745	70	84.3	100	83.1	93	0	0	100
VT	1	168,500	0.1	1.99	1.74	772	75	100	100	100	100	0	0	100
WA	5	1,026,924	0.7	2.734	2.444	753	69	100	100	100	100	0	0	100
WI	5	845,060	0.6	3.747	3.463	734	78	100	100	73	100	0	0	100
WV	3	474,899	0.3	3.208	2.877	737	81	100	100	100	100	0	0	100
WY	1	107,000	0.1	2.875	2.5	701	73	100	100	100	100	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

10. Index

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 YR LIBOR	9	$1,975,397	1.40%	4.539	4.289	725	63	0	100	50.2	92.7	100	0	0
6 MO LIBOR	652	137,955,330	98.6	3.575	3.259	735	71	92.7	100	72.2	93.9	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

11. Margin

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1.25%	8	$1,773,659	1.30%	3.775	3.463	742	61	100	100	100	81.2	0	0	100
1.38%	1	275,469	0.2	4.25	4	737	80	100	100	100	100	0	0	100
1.50%	1	149,000	0.1	4.125	3.75	745	75	100	100	100	0	0	0	100
1.63%	3	543,367	0.4	4.3	3.999	728	71	100	100	100	100	0	0	100
1.75%	9	2,052,149	1.5	4.332	4.039	735	60	100	100	100	86.8	0	0	100
1.88%	6	1,080,975	0.8	4.609	4.319	694	75	100	100	100	100	0	0	100
2.00%	226	43,990,270	31.4	2.76	2.464	738	71	91.4	100	67.7	97.1	0	0	100
2.13%	174	39,967,692	28.6	3.894	3.521	739	69	98.9	100	72.3	92.9	0	0	100
2.25%	182	40,171,845	28.7	3.835	3.57	730	71	87.7	100	84.5	91.8	4.9	0	95.1
2.38%	40	8,503,041	6.1	4.629	4.254	732	77	69.4	100	23	96.3	0	0	100
2.50%	2	322,520	0.2	3.849	3.474	726	71	46.3	100	0	100	0	0	100
2.63%	6	808,373	0.6	5.023	4.648	745	76	100	100	8.9	100	0	0	100
2.75%	1	119,947	0.1	5.5	5.125	748	75	100	100	100	100	0	0	100
3.25%	1	67,147	0	6	5.625	715	69	0	100	0	0	0	0	100
3.38%	1	105,273	0.1	6.125	5.75	795	80	100	100	0	100	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

12. Caps

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0 /0 /12	485	$100,609,352	71.90%	3.51	3.174	737	71	93	100	64.5	94.9	0	0	100
1/1/2006	3	613,666	0.4	3.791	3.416	665	76	0	100	100	100	0	0	100
1.5 /1.5/ 12	135	30,953,656	22.1	3.696	3.446	729	72	100	100	92.5	89.8	0	0	100
1.5 /1.5/ 13	10	2,359,503	1.7	3.764	3.514	743	63	0	100	100	100	0	0	100
2/2/2006	10	2,193,897	1.6	4.486	4.223	723	60	10	100	45.2	93.5	90	0	10
3.25/6 /12	1	149,000	0.1	4.125	3.75	745	75	100	100	100	0	0	0	100
6/6/2012	17	3,051,654	2.2	4.269	3.894	742	67	100	100	100	100	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

13. Max Rate

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
9.000% to 9.499%	1	$204,785	0.10%	3.25	2.875	637	81	0	100	100	100	0	0	100
9.500% to 9.999%	3	525,997	0.4	3.826	3.528	715	62	0	100	72.7	72.7	61	0	39
10.000% to 10.499%	5	1,082,865	0.8	4.182	3.884	716	59	20.2	100	28	100	61	0	39
10.500% to 10.999%	3	714,531	0.5	4.791	4.541	733	65	0	100	100	100	100	0	0
11.500% to 11.999%	1	279,386	0.2	5.5	5.25	676	70	0	100	0	100	100	0	0
12.000% to 12.499%	638	134,763,661	96.3	3.57	3.254	736	71	94.7	100	71.8	93.7	0	0	100
13.000% to 13.499%	10	2,359,503	1.7	3.764	3.514	743	63	0	100	100	100	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

14. Months to Roll

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1	8	$1,998,662	1.40%	3.445	3.148	728	77	79.8	100	78.6	84.1	0	0	100
2	143	27,245,949	19.5	2.785	2.518	732	70	96.5	100	90	91.6	0	0	100
3	150	32,313,034	23.1	3.222	2.963	735	70	94.3	100	88.7	95.5	0	0	100
4	253	56,189,754	40.2	4.024	3.672	737	70	93.4	100	70.6	92.9	0	0	100
5	53	10,506,512	7.5	4.767	4.392	731	74	78.1	100	31	96.6	0	0	100
6	46	9,855,237	7	3.133	2.763	740	74	90.1	100	21.8	100	1.6	0	98.4
7	4	973,235	0.7	4.312	4.062	752	58	0	100	42.4	100	100	0	0
8	1	99,421	0.1	4	3.75	743	69	0	100	100	100	100	0	0
9	1	143,361	0.1	3.875	3.625	686	49	0	100	0	0	100	0	0
10	2	605,561	0.4	5.096	4.846	690	73	0	100	53.9	100	100	0	0
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

15. Property Type

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
2-4 Family	3	$840,736	0.60%	2.999	2.722	714	65	100	100	78.6	100	0	0	100
Condominium	85	18,266,275	13.1	3.803	3.482	741	73	92.9	100	62.7	82.4	1.3	0	98.7
Planned Unit Development	158	35,345,552	25.3	3.881	3.554	737	71	91.5	100	68.6	91	0.4	0	99.6
Single Family	411	84,524,428	60.4	3.413	3.105	734	70	91.3	100	75.7	97.4	1.9	0	98.1
Townhouse	4	953,736	0.7	4.756	4.421	701	75	58.1	100	32	100	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

16. Occupancy Code

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
Investment	7	$1,219,341	0.90%	3.822	3.556	767	61	100	100	100	0	0	0	100
Primary Residence	621	131,361,250	93.9	3.57	3.255	735	71	91.2	100	72	100	1.4	0	98.6
Second Home	33	7,350,136	5.3	3.879	3.564	733	71	93.5	100	65.6	0	2	0	98
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

17. Purpose

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yrCMT	%6mo LIB
Cash Out Refinance	191	$41,252,808	29.50%	3.814	3.491	736	69	84.3	100	72.8	97.8	2.5	0	97.5
Purchase	145	31,983,756	22.9	3.856	3.521	738	77	87.9	100	56.2	85.4	1.2	0	98.8
Rate Term Refinance	325	66,694,163	47.7	3.322	3.021	733	69	97.4	100	78.9	95.5	0.8	0	99.2
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

18. Documentation Type

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
FULL	481	$100,662,014	71.90%	3.367	3.072	733	70	94.5	100	100	94	1	0	99
Income Only	126	26,114,029	18.7	4.266	3.891	743	76	78.8	100	0	96.6	0	0	100
STATED	54	13,154,685	9.4	3.939	3.595	736	66	92.5	100	0	87.5	7.5	0	92.5
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

19. Prepayment Penalty Terms

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
0	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

20. Interest Only

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
N	60	$12,027,882	8.60%	4.348	4.018	735	70	0	100	45.8	96	16.4	0	83.6
Y	601	127,902,846	91.4	3.517	3.204	735	71	100	100	74.4	93.7	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

21. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
CurLTV <= 80	608	$130,522,148	93.30%	3.577	3.263	736	70	90.9	100	72.5	93.4	1.5	0	98.5
CurLTV > 80 and Uninsured	14	3,159,560	2.3	4.717	4.342	759	80	100	100	10.5	100	0	0	100
CurLTV > 80 and Insured	39	6,249,020	4.5	3.265	2.955	708	88	96.7	100	90.7	100	0	0	100
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

22. Servicer

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
Countrywide sub-serv	1	$218,500	0.20%	4	3.625	710	36	100	100	0	100	0	0	100
GMAC Mortgage	311	65,317,460	46.7	3.038	2.788	733	70	96.4	100	96.4	93.3	0	0	100
IndyMac	174	34,214,072	24.5	4.284	3.909	739	75	79.3	100	23.7	96.5	0	0	100
National City Mortga	175	40,180,695	28.7	3.89	3.522	735	69	93.6	100	73.6	92.6	4.9	0	95.1
Total:	661	$139,930,727	100.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6

Selection Criteria: Group 2 - Short ARMs/Jumbo

1. Stats

2. Group

3. Principal Balance

4. Current Rate

5. Age

6. Original Loan-To-Value Ratio

7. Current Loan-To-Value Ratio

8. FICO Score

9. States

10. Index

11. Margin

12. Caps

13. Max Rate

14. Months to Roll

15. Property Type

16. Occupancy Code

17. Purpose

18. Documentation Type

19. Prepayment Penalty Terms

20. Interest Only

21. Mortgage Insurance

22. Servicer

1. Stats

Count: 343
Current Balance: $178,027,862
Average Current Balance: $519,032
Gross Weighted Average Coupon: 3.835%
Net Weighted Average Coupon: 3.501%
Weighted Average Expense Rate: 0.334%
Weighted Average Expense Rate - after Reset: 0.334%
Original Term: 360
Remaining Term: 356
Age: 4
Original Loan-to-Value Ratio: 68.43%
Current Loan-to-Value Ratio: 67.99%
Margin: 2.138%
Net Margin: 1.804%
Non-Zero Initial Periodic Cap: 1.609%
Non-Zero Subsequent Periodic Cap: 1.609%
Maximum Interest Rate: 11.999%
Months to Next Roll: 4
FICO Score: 738
Max Zip Code Percentage: 1.395%

2. Group

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
Group 2 - Short ARMs/Jumbo	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

3. Principal Balance

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
Lower than $50,000.00	1	$28,800	0.00%	3.75	3.375	769	6	100	0	100	100	0	0	100
$50,000.01 to $200,000.00	1	55,035	0	3.25	3	810	3	0	0	0	100	0	0	100
$200,000.01 to $350,000.00	5	1,403,654	0.8	3.961	3.609	783	43	81.4	0	24.7	85.6	18.6	0	81.4
$350,000.01 to $500,000.00	199	83,639,704	47	3.832	3.502	737	70	93.1	0	61.3	95.6	1.4	0	98.6
$500,000.01 to $650,000.00	98	57,319,274	32.2	3.726	3.397	736	70	92.8	0	62.9	92.8	2.1	0	97.9
$650,000.01 to $800,000.00	12	8,732,596	4.9	4.206	3.882	735	69	84.1	0	83.7	100	15.9	0	84.1
$800,000.01 to $950,000.00	9	7,925,081	4.5	3.785	3.424	734	67	100	0	44.1	78	0	0	100
$950,000.01 to $1,100,000.00	14	13,893,479	7.8	3.983	3.635	757	53	92.8	0	57.4	92.8	0	0	100
$1,100,000.01 to $1,250,000.00	2	2,369,657	1.3	3.776	3.401	696	53	100	0	100	100	0	0	100
$1,250,000.01 to $1,400,000.00	2	2,660,583	1.5	4.425	4.05	733	67	51.4	0	48.6	100	0	0	100
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

4. Current Rate

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6mo LIB
1.750% to 1.999%	11	$4,966,631	2.80%	1.99	1.74	723	66	100	0	100	81.8	0	0	100
2.750% to 2.999%	26	14,021,093	7.9	2.859	2.523	741	66	94.7	0	51.6	100	0	0	100
3.000% to 3.249%	22	10,524,098	5.9	3.093	2.815	745	69	86.8	0	75.9	100	0	0	100
3.250% to 3.499%	23	12,061,982	6.8	3.311	3.061	745	65	95.1	0	74.6	100	0	0	100
3.500% to 3.749%	56	30,670,468	17.2	3.601	3.248	743	64	97.2	0	71	95.1	1.2	0	98.8
3.750% to 3.999%	68	34,864,685	19.6	3.826	3.503	735	70	93.8	0	77.8	89.8	1.9	0	98.1
4.000% to 4.249%	59	28,746,015	16.1	4.008	3.65	728	69	100	0	57.7	90.6	0	0	100
4.250% to 4.499%	8	3,981,030	2.2	4.344	4.017	751	64	79.4	0	45.4	100	6.6	0	93.4
4.500% to 4.749%	20	10,418,817	5.9	4.615	4.255	739	71	83.4	0	33.3	98.1	3.9	0	96.1
4.750% to 4.999%	37	20,347,584	11.4	4.786	4.419	746	71	83.9	0	32.9	97.8	4.6	0	95.4
5.000% to 5.249%	11	6,047,751	3.4	5.035	4.66	729	65	83.5	0	44.9	76.2	0	0	100
5.500% to 5.749%	1	647,906	0.4	5.625	5.375	775	66	0	0	0	100	100	0	0
6.000% to 6.249%	1	729,803	0.4	6	5.75	621	80	0	0	100	100	100	0	0
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

5. Age

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6mo LIB
0 to 4	241	$123,912,792	69.60%	3.686	3.366	736	67	93.5	0	73.2	93.3	1.7	0	98.3
5 to 9	98	52,160,070	29.3	4.189	3.824	741	70	88.6	0	35.3	95.3	3.7	0	96.3
10 to 14	4	1,955,000	1.1	3.811	3.436	750	74	100	0	50.5	100	0	0	100
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6mo LIB
0.001% to 20.000%	1	$980,000	0.60%	3.625	3.25	759	16	100	0	100	100	0	0	100
20.001% to 30.000%	2	1,055,035	0.6	2.895	2.645	783	28	94.8	0	94.8	100	0	0	100
30.001% to 40.000%	5	3,711,351	2.1	3.56	3.198	721	34	89.3	0	59.2	82.5	10.7	0	89.3
40.001% to 50.000%	18	9,217,057	5.2	3.503	3.211	739	46	90	0	54.8	100	0	0	100
50.001% to 60.000%	39	21,279,675	12	3.769	3.434	742	55	85.4	0	62.6	89.4	0	0	100
60.001% to 70.000%	100	57,799,959	32.5	3.927	3.595	738	66	92.2	0	56.3	92.8	2.3	0	97.7
70.001% to 75.000%	43	19,857,455	11.2	3.775	3.439	743	72	96.8	0	67.7	96.9	0	0	100
75.001% to 80.000%	132	63,010,902	35.4	3.888	3.55	735	79	93.2	0	65.4	95.2	3.6	0	96.4
85.001% to 90.000%	3	1,116,428	0.6	3.119	2.744	745	89	100	0	32.6	100	0	0	100
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6mo LIB
0.001% to 20.000%	3	$1,063,835	0.60%	3.609	3.24	762	15	94.8	0	94.8	100	0	0	100
20.001% to 30.000%	3	1,462,935	0.8	3.384	3.117	790	28	82.1	0	68.4	86.2	17.9	0	82.1
30.001% to 40.000%	6	3,960,570	2.2	3.572	3.21	724	34	90	0	55.5	83.6	10	0	90
40.001% to 50.000%	19	9,563,557	5.4	3.507	3.213	739	46	90.3	0	56.5	100	0	0	100
50.001% to 60.000%	40	22,374,702	12.6	3.763	3.431	740	55	86.1	0	65.3	86.8	0	0	100
60.001% to 70.000%	99	56,964,449	32	3.913	3.58	738	67	92.5	0	56.2	94.2	1.9	0	98.1
70.001% to 75.000%	41	19,153,266	10.8	3.763	3.428	743	73	94.6	0	68.3	96.8	0	0	100
75.001% to 80.000%	122	58,857,036	33.1	3.86	3.523	733	79	93.4	0	67.8	94.8	3.9	0	96.1
80.001% to 85.000%	7	3,511,085	2	4.662	4.287	756	80	100	0	15.8	100	0	0	100
85.001% to 90.000%	3	1,116,428	0.6	3.119	2.744	745	89	100	0	32.6	100	0	0	100
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

8. FICO Score

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
620 to 639	1	$729,803	0.40%	6	5.75	621	80	0	0	100	100	100	0	0
640 to 679	21	11,080,494	6.2	3.654	3.322	668	67	100	0	87.4	100	0	0	100
680 to 699	32	14,905,541	8.4	3.827	3.49	691	72	88.1	0	79.2	90	5.1	0	94.9
700 to 719	60	32,786,107	18.4	3.895	3.562	709	68	91.4	0	59.4	83.4	1.6	0	98.4
720 to 759	110	58,582,865	32.9	3.82	3.488	739	67	91.5	0	58.2	95.5	0.7	0	99.3
760 to 799	107	54,263,670	30.5	3.814	3.479	776	68	93.9	0	57	98.2	2.4	0	97.6
800 to 819	12	5,679,382	3.2	3.936	3.586	807	65	94.4	0	59.6	96.5	4.6	0	95.4
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

9. States

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
AZ	19	$9,619,159	5.40%	4.086	3.754	742	70	100	0	56.1	93.3	0	0	100
CA	122	65,988,839	37.1	4.012	3.668	736	68	90	0	50.4	95.1	2.7	0	97.3
CO	19	9,949,098	5.6	3.586	3.262	746	73	97.4	0	51.4	91.5	2.6	0	97.4
CT	1	591,000	0.3	3.125	2.75	739	60	100	0	0	100	0	0	100
DC	2	1,006,659	0.6	3.609	3.234	755	78	100	0	56.3	100	0	0	100
FL	10	5,713,014	3.2	4.166	3.819	737	62	100	0	55.5	80.8	0	0	100
GA	8	3,966,328	2.2	4.081	3.706	739	73	100	0	76.3	100	0	0	100
IL	37	18,839,820	10.6	3.625	3.303	745	64	95.8	0	69.2	95.2	0	0	100
IN	2	1,480,000	0.8	3.625	3.25	729	67	100	0	59.8	100	0	0	100
LA	1	415,465	0.2	4.625	4.25	684	80	0	0	100	100	0	0	100
MA	12	6,609,676	3.7	3.543	3.293	745	62	84.5	0	100	94.5	8.1	0	91.9
MD	18	8,216,597	4.6	3.608	3.251	738	69	100	0	81.8	100	0	0	100
MI	12	5,145,354	2.9	3.247	2.978	729	69	91.6	0	92.5	100	0	0	100
MN	3	1,127,000	0.6	3.75	3.417	732	74	100	0	66.6	100	0	0	100
MO	6	4,119,982	2.3	3.637	3.262	740	54	100	0	63.3	100	0	0	100
NC	5	2,142,161	1.2	3.892	3.564	725	70	100	0	82.2	55.1	0	0	100
NJ	11	5,525,188	3.1	3.795	3.501	748	67	81.6	0	63.8	88.8	0	0	100
NV	3	1,275,350	0.7	3.254	2.964	709	62	100	0	29.9	100	0	0	100
NY	1	444,956	0.2	4.375	4	723	80	100	0	0	100	0	0	100
OH	15	7,811,279	4.4	3.695	3.388	744	68	78.4	0	89.6	91.9	8.4	0	91.6
OR	1	646,918	0.4	4.375	4.125	710	67	100	0	100	100	0	0	100
PA	1	980,000	0.6	4.75	4.375	764	70	100	0	0	100	0	0	100
RI	1	441,000	0.2	3.875	3.625	727	70	100	0	100	100	0	0	100
SC	1	650,000	0.4	3.875	3.5	678	76	100	0	100	100	0	0	100
TX	4	1,943,050	1.1	3.756	3.381	726	81	80	0	51.2	100	0	0	100
UT	2	888,600	0.5	3.237	2.935	765	71	100	0	58	42	0	0	100
VA	19	9,219,586	5.2	3.83	3.46	725	69	95.7	0	62.7	100	4.3	0	95.7
VT	1	597,150	0.3	3.75	3.5	699	54	0	0	100	0	0	0	100
WA	5	2,119,235	1.2	3.858	3.504	740	79	83.1	0	43.1	83.1	16.9	0	83.1
WY	1	555,400	0.3	1.99	1.74	773	79	100	0	100	100	0	0	100
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

10. Index

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
1 YR LIBOR	8	$3,995,370	2.20%	4.818	4.568	720	68	0	0	67	91.1	100	0	0
6 MO LIBOR	335	174,032,492	97.8	3.812	3.477	738	68	94.3	0	61.7	94	0	0	100
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

11. Margin

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
1.25%	5	$2,244,859	1.30%	3.772	3.489	732	64	100	0	73.7	100	0	0	100
1.50%	1	432,000	0.2	4.125	3.75	781	79	100	0	100	100	0	0	100
1.75%	2	1,021,918	0.6	4.467	4.217	723	60	100	0	100	100	0	0	100
1.88%	1	201,611	0.1	4.625	4.25	812	27	100	0	0	0	0	0	100
2.00%	65	33,889,201	19	3.796	3.44	742	71	95.4	0	31.6	96	0	0	100
2.13%	138	71,972,456	40.4	3.829	3.454	738	68	99.4	0	61.3	94.6	0	0	100
2.25%	118	62,578,081	35.2	3.798	3.525	735	66	82	0	80	92.3	6.4	0	93.6
2.38%	13	5,687,737	3.2	4.41	4.035	752	73	86.9	0	37	92.2	0	0	100
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

12. Caps

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
0 /0 /12	233	$120,668,696	67.80%	3.894	3.527	739	69	96.7	0	51.9	95.1	0	0	100
1/1/2006	1	558,489	0.3	4.375	4	746	70	0	0	100	100	0	0	100
1.5 /1.5/ 12	85	43,242,102	24.3	3.487	3.237	737	67	100	0	86.3	93.3	0	0	100
1.5 /1.5/ 13	9	3,989,052	2.2	3.431	3.181	742	56	0	0	82.9	85	0	0	100
2/2/2006	10	5,409,633	3	4.836	4.554	714	66	0	0	57.2	74.9	73.9	0	26.1
2/2/2008	4	3,727,890	2.1	4.811	4.436	734	65	100	0	74.5	100	0	0	100
6/6/2012	1	432,000	0.2	4.125	3.75	781	79	100	0	100	100	0	0	100
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

13. Max Rate

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
9.500% to 9.999%	2	$1,014,500	0.60%	3.706	3.456	743	79	0	0	100	64.8	100	0	0
10.000% to 10.499%	2	819,813	0.5	4.375	4.04	765	55	0	0	68.1	100	31.9	0	68.1
10.500% to 10.999%	4	1,757,302	1	4.691	4.411	705	67	0	0	76.8	100	76.4	0	23.6
11.000% to 11.499%	1	998,798	0.6	5	4.625	706	53	0	0	0	0	0	0	100
11.500% to 11.999%	1	647,906	0.4	5.625	5.375	775	66	0	0	0	100	100	0	0
12.000% to 12.499%	320	165,072,601	92.7	3.798	3.462	738	68	97.1	0	61.3	94.7	0.4	0	99.6
12.500% to 12.999%	3	2,727,940	1.5	4.742	4.367	744	66	100	0	65.2	100	0	0	100
13.000% to 13.499%	10	4,989,002	2.8	3.745	3.47	735	57	20	0	86.3	88	0	0	100
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8
14. Months to Roll

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1	11	$7,374,829	4.10%	3.747	3.394	741	62	100	0	54.5	94.5	0	0	100
2	48	25,113,223	14.1	3.55	3.233	731	65	100	0	81.7	96.4	0	0	100
3	67	34,870,408	19.6	3.536	3.259	742	64	87.4	0	74	98.3	0	0	100
4	148	74,397,816	41.8	3.937	3.585	737	70	96.8	0	61.9	92.3	0	0	100
5	38	20,329,471	11.4	4.669	4.296	750	70	87.9	0	32.2	89.7	0	0	100
6	23	11,946,745	6.7	2.978	2.609	734	69	93.8	0	37.8	94.8	0	0	100
7	4	1,948,472	1.1	4.232	3.982	725	70	0	0	100	81.7	100	0	0
9	3	1,639,033	0.9	5.593	5.343	711	65	0	0	44.5	100	100	0	0
10	1	407,865	0.2	4.5	4.25	727	68	0	0	0	100	100	0	0
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

15. Property Type

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2-4 Family	1	$728,000	0.40%	3.875	3.625	721	65	100	0	100	100	0	0	100
Condominium	29	13,094,376	7.4	3.917	3.599	740	71	96.9	0	63.2	79.5	0	0	100
Planned Unit Development	104	53,965,024	30.3	3.833	3.49	734	69	91.5	0	69.9	97.8	1.2	0	98.8
Single Family	208	109,832,537	61.7	3.828	3.497	740	67	91.8	0	57.3	93.8	3	0	97
Townhouse	1	407,925	0.2	3.125	2.875	747	80	100	0	100	100	0	0	100
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

16. Occupancy Code

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Investment	1	$442,000	0.20%	5.125	4.75	713	76	100	0	100	0	0	0	100
Primary Residence	323	167,288,905	94	3.831	3.496	739	68	92.8	0	61.1	100	2.2	0	97.8
Second Home	19	10,296,957	5.8	3.849	3.532	723	64	81	0	72.2	0	3.5	0	96.5
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

17. Purpose

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Cash Out Refinance	93	$45,569,679	25.60%	3.892	3.549	738	67	94	0	69.2	100	1.4	0	98.6
Purchase	116	63,347,130	35.6	3.988	3.642	742	73	88.6	0	55	90.8	4.6	0	95.4
Rate Term Refinance	134	69,111,053	38.8	3.657	3.341	735	64	94.2	0	63.3	92.9	0.6	0	99.4
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

18. Documentation Type

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
FULL	212	$110,115,322	61.90%	3.708	3.39	733	68	91.8	0	100	92.8	2.4	0	97.6
Income Only	65	32,179,708	18.1	4.233	3.858	751	73	94.1	0	0	98	0	0	100
No Doc	1	950,000	0.5	4.625	4.25	721	63	100	0	0	100	0	0	100
STATED	65	34,782,832	19.5	3.848	3.502	741	63	91.4	0	0	93.6	3.8	0	96.2
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

19. Prepayment Penalty Terms

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	340	$175,299,872	98.50%	3.819	3.486	738	68	92	0	61.8	93.9	2.3	0	97.7
6	1	999,950	0.6	5	4.625	708	63	100	0	100	100	0	0	100
7	1	950,000	0.5	4.625	4.25	721	63	100	0	0	100	0	0	100
36	1	778,040	0.4	4.875	4.5	693	80	100	0	100	100	0	0	100
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

20. Interest Only

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
N	27	$13,946,560	7.80%	4.288	3.984	729	64	0	0	64.8	86	28.6	0	71.4
Y	316	164,081,302	92.2	3.796	3.46	739	68	100	0	61.6	94.6	0	0	100
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

21. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	% Conf	%Full Doc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
CurLTV <= 80	333	$173,400,349	97.40%	3.823	3.49	738	68	92	0	63	93.8	2.3	0	97.7
CurLTV > 80 and Uninsured	7	3,511,085	2	4.662	4.287	756	80	100	0	15.8	100	0	0	100
CurLTV > 80 and Insured	3	1,116,428	0.6	3.119	2.744	745	89	100	0	32.6	100	0	0	100
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

22. Servicer

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yrCMT	%6mo LIB
Countrywide sub-serv	6	$5,142,153	2.90%	4.833	4.458	725	64	72.5	0	62.1	80.6	0	0	100
GMAC Mortgage	111	54,873,562	30.8	3.381	3.131	736	66	92.7	0	88	92	0	0	100
IndyMac	85	44,026,729	24.7	4.23	3.855	745	72	90.9	0	26.9	97.5	0	0	100
National City Mortga	141	73,985,418	41.6	3.867	3.499	737	68	93.8	0	63.2	94.2	5.4	0	94.6
Total:	343	$178,027,862	100.00%	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8

Selection Criteria: Group 3 - 3yr Hybrids Conforming

1. Stats

2. Group

3. Principal Balance

4. Current Rate

5. Age

6. Original Loan-To-Value Ratio

7. Current Loan-To-Value Ratio

8. FICO Score

9. States

10. Index

11. Margin

12. Caps

13. Max Rate

14. Months to Roll

15. Property Type

16. Occupancy Code

17. Purpose

18. Documentation Type

19. Prepayment Penalty Terms

20. Interest Only

21. Mortgage Insurance

22. Servicer

1.  Stats

Count: 868
Current Balance: $212,313,114
Average Current Balance: $244,600
Gross Weighted Average Coupon: 4.905%
Net Weighted Average Coupon: 4.655%
Weighted Average Expense Rate: 0.250%
Weighted Average Expense Rate - after Reset: 0.250%
Original Term: 360
Remaining Term: 356
Age: 4
Original Loan-to-Value Ratio: 72.47%
Current Loan-to-Value Ratio: 72.32%
Margin: 2.286%
Net Margin: 2.036%
Non-Zero Initial Periodic Cap: 2.840%
Non-Zero Subsequent Periodic Cap: 1.856%
Maximum Interest Rate: 10.837%
Months to Next Roll: 32
FICO Score: 728
Max Zip Code Percentage: 0.764%

2. Group

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	% OO	%1yrLIB	%1yr CMT	%6mo LIB
Group 3 - 3yr Hybrids Conforming	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

3. Principal Balance

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	% OO	%1yrLIB	%1yrCMT	%6mo LIB
Lower than $50,000.00	3	$142,105	0.10%	5.074	4.824	778	35	35.2	100	100	64.8	100	0	0
$50,000.01 to $200,000.00	274	41,473,949	19.5	4.907	4.657	727	71	70.1	100	75.2	90.2	82.5	1.4	16.1
$200,000.01 to $350,000.00	551	155,424,569	73.2	4.9	4.65	728	73	86.3	100	66.6	92.4	71	0.2	28.9
$350,000.01 to $500,000.00	37	13,540,732	6.4	4.929	4.679	733	75	86.8	100	59.4	96.6	58.7	0	41.3
$500,000.01 to $650,000.00	2	1,042,759	0.5	5.123	4.873	771	72	50.3	100	100	50.3	50.3	0	49.7
$650,000.01 to $800,000.00	1	689,000	0.3	5.125	4.875	747	75	100	100	100	100	100	0	0
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

4. Current Rate

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	% OO	%1yrLIB	%1yrCMT	%6 moLIB
2.750% to 2.999%	5	$948,467	0.40%	2.802	2.552	756	67	0	100	43.5	100	100	0	0
3.000% to 3.249%	3	797,621	0.4	3.034	2.784	726	75	0	100	66.7	73.1	73.1	0	26.9
3.250% to 3.499%	2	326,781	0.2	3.302	3.052	705	76	0	100	100	100	100	0	0
3.500% to 3.749%	2	524,604	0.2	3.577	3.327	707	75	0	100	38.6	100	100	0	0
3.750% to 3.999%	13	2,919,749	1.4	3.856	3.606	766	70	34.6	100	77	100	77.8	0	22.2
4.000% to 4.249%	30	7,840,534	3.7	4.07	3.82	739	69	71.9	100	83.4	97.2	54.3	0	45.7
4.250% to 4.499%	66	17,098,972	8.1	4.312	4.062	736	71	71.5	100	67.6	90.2	58.9	0	41.1
4.500% to 4.749%	103	25,062,863	11.8	4.564	4.314	730	72	81.8	100	79.6	94.4	84	0	16
4.750% to 4.999%	216	51,637,397	24.3	4.82	4.57	727	72	77.7	100	74.3	92.6	77.5	0.7	21.8
5.000% to 5.249%	172	41,889,400	19.7	5.059	4.809	727	72	91.8	100	69.6	89.1	79.1	0.3	20.6
5.250% to 5.499%	175	45,112,788	21.2	5.308	5.058	726	75	93.6	100	49.3	95.3	60.6	0.8	38.6
5.500% to 5.749%	60	13,707,410	6.5	5.533	5.283	720	72	88.9	100	73.2	84.6	69.6	0	30.4
5.750% to 5.999%	18	4,047,028	1.9	5.796	5.546	713	70	86.8	100	69.7	82.2	82.6	0	17.4
6.000% to 6.249%	2	274,000	0.1	6.079	5.829	739	63	100	100	63.5	100	100	0	0
6.250% to 6.499%	1	125,500	0.1	6.25	6	685	70	100	100	100	0	100	0	0
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

5. Age

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yrLIB	%1yrCMT	%6 mo LIB
0 to 4	693	$170,131,061	80.10%	5.018	4.768	730	72	89.2	100	69	91.5	80.2	0.5	19.3
5 to 9	51	13,542,913	6.4	4.752	4.502	721	74	88.9	100	60.2	93	38.9	0	61.1
10 to 14	123	28,399,330	13.4	4.308	4.058	723	71	43.8	100	67.6	94.2	42.5	0	57.5
15 to 19	1	239,809	0.1	4.25	4	796	65	0	100	0	100	0	0	100
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yrLIB	%1yrCMT	%6mo LIB
0.001% to 20.000%	2	$241,150	0.10%	4.875	4.625	689	14	100	100	54.4	100	100	0	0
20.001% to 30.000%	7	1,384,418	0.7	4.707	4.457	761	25	29.5	100	75.4	96.4	54.4	0	45.6
30.001% to 40.000%	18	3,647,891	1.7	4.806	4.556	765	35	76.8	100	48.5	90.9	75.9	0	24.1
40.001% to 50.000%	30	7,234,789	3.4	4.996	4.746	739	46	75.7	100	40.4	82.5	73.3	0	26.7
50.001% to 60.000%	78	17,360,225	8.2	4.811	4.561	736	55	78.8	100	64.2	94.2	86.7	0	13.3
60.001% to 70.000%	169	42,205,601	19.9	4.854	4.604	733	66	78	100	53.4	88.6	74	0.5	25.5
70.001% to 75.000%	105	26,555,736	12.5	4.875	4.625	721	74	78.1	100	71.9	95.5	74.8	0	25.2
75.001% to 80.000%	408	102,803,719	48.4	4.951	4.701	728	79	89.6	100	74	92.7	68.2	0.4	31.4
80.001% to 85.000%	8	1,584,169	0.7	4.909	4.659	700	84	69	100	91.5	82	100	0	0
85.001% to 90.000%	16	3,215,837	1.5	5.067	4.817	696	89	80.9	100	87.8	81.6	63.2	0	36.8
90.001% to 95.000%	26	5,933,327	2.8	4.785	4.535	689	94	67.8	100	94	100	80.6	3	16.3
95.001% to 100.000%	1	146,250	0.1	4.75	4.5	789	100	100	100	100	100	100	0	0
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	3	$311,150	0.10%	4.931	4.681	709	14	100	100	42.2	100	100	0	0
20.001% to 30.000%	9	1,641,944	0.8	4.808	4.558	767	26	37.5	100	66.6	97	61.6	0	38.4
30.001% to 40.000%	18	3,647,891	1.7	4.806	4.556	765	35	76.8	100	48.5	90.9	75.9	0	24.1
40.001% to 50.000%	31	7,555,359	3.6	4.974	4.724	738	46	72.3	100	43.1	83.2	71.8	0	28.2
50.001% to 60.000%	77	17,063,599	8	4.808	4.558	735	55	80.1	100	63.5	94.1	86.4	0	13.6
60.001% to 70.000%	166	41,854,132	19.7	4.855	4.605	733	66	78	100	53.7	88.5	74.2	0.5	25.3
70.001% to 75.000%	106	26,693,035	12.6	4.875	4.625	721	74	77.7	100	72	95.5	74.9	0	25.1
75.001% to 80.000%	407	102,666,421	48.4	4.951	4.701	728	79	89.7	100	73.9	92.7	68.2	0.4	31.4
80.001% to 85.000%	8	1,584,169	0.7	4.909	4.659	700	84	69	100	91.5	82	100	0	0
85.001% to 90.000%	16	3,215,837	1.5	5.067	4.817	696	89	80.9	100	87.8	81.6	63.2	0	36.8
90.001% to 95.000%	26	5,933,327	2.8	4.785	4.535	689	94	67.8	100	94	100	80.6	3	16.3
95.001% to 100.000%	1	146,250	0.1	4.75	4.5	789	100	100	100	100	100	100	0	0
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

8. FICO Score

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yrLIB	%1yrCMT	%6 mo LIB
620 to 639	18	$4,582,991	2.20%	4.964	4.714	632	81	76.5	100	100	100	82.8	0	17.2
640 to 679	90	20,987,868	9.9	4.968	4.718	664	74	79.2	100	86.7	94.9	83.1	0	16.9
680 to 699	138	32,891,809	15.5	4.965	4.715	690	73	80.8	100	71.2	92.9	81.9	0.7	17.4
700 to 719	126	30,821,960	14.5	4.927	4.677	709	75	77.8	100	61.6	93	70.1	0	29.9
720 to 759	259	65,612,710	30.9	4.915	4.665	739	73	86.2	100	61	92.3	65.5	0.3	34.2
760 to 799	214	52,384,995	24.7	4.835	4.585	776	69	85.8	100	66.8	88.3	69.6	0.8	29.6
800 to 819	23	5,030,780	2.4	4.652	4.402	805	65	80.9	100	88.9	96.1	91.7	0	8.3
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

9. States

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AK	1	$272,000	0.10%	4.625	4.375	639	85	100	100	100	100	100	0	0
AL	2	366,787	0.2	4.503	4.253	741	80	40.5	100	100	100	0	0	100
AZ	53	10,407,373	4.9	5.044	4.794	737	75	92.1	100	78.6	75.4	81.4	3.4	15.2
CA	382	108,095,405	50.9	4.986	4.736	730	71	91.2	100	60.4	95.3	63.2	0.3	36.5
CO	42	9,293,207	4.4	4.791	4.541	742	71	83.7	100	81.7	95	81.6	0	18.4
CT	4	1,132,477	0.5	5.091	4.841	721	65	77.4	100	69.1	100	42.7	0	57.3
DC	5	1,370,641	0.6	4.729	4.479	759	74	100	100	60.1	100	74.6	0	25.4
FL	17	3,772,923	1.8	4.832	4.582	738	76	93	100	49.7	65.1	44.7	0	55.3
GA	11	2,160,484	1	4.871	4.621	725	76	92.7	100	73.9	85.8	91.1	0	8.9
HI	7	1,986,601	0.9	4.664	4.414	763	71	80.1	100	59.1	55.1	100	0	0
IA	1	95,356	0	5.5	5.25	777	80	100	100	100	100	0	0	100
ID	2	361,800	0.2	4.758	4.508	711	61	100	100	100	100	100	0	0
IL	25	5,669,686	2.7	5.059	4.809	719	74	82.5	100	74.2	90.8	94.7	0	5.3
IN	4	754,012	0.4	5.029	4.779	669	78	49.5	100	100	100	100	0	0
KS	5	961,159	0.5	4.887	4.637	727	80	65.5	100	65	100	100	0	0
KY	3	676,492	0.3	4.913	4.663	704	65	69.4	100	30.6	100	69.4	0	30.6
MA	13	3,315,675	1.6	4.891	4.641	734	74	82.4	100	57.6	100	68	0	32
MD	46	10,732,448	5.1	4.871	4.621	716	70	97.5	100	84.4	96.9	83.9	0	16.1
MI	54	10,298,403	4.9	4.349	4.099	711	75	21.9	100	69.8	97.9	83.9	0	16.1
MN	11	2,202,668	1	4.885	4.635	711	79	95.3	100	100	100	81.4	0	18.6
MO	13	2,339,620	1.1	5.046	4.796	732	73	83.7	100	67.1	87.2	100	0	0
MT	1	321,533	0.2	4.75	4.5	754	71	0	100	0	100	100	0	0
NC	6	1,208,800	0.6	4.885	4.635	755	76	83.6	100	80.2	49.9	70	0	30
NH	3	609,300	0.3	4.554	4.304	715	73	43.1	100	79.6	79.6	79.6	0	20.4
NJ	12	3,275,748	1.5	4.879	4.629	722	81	64.6	100	92.7	79.9	61.1	0	38.9
NM	2	543,809	0.3	4.39	4.14	788	73	55.9	100	55.9	100	55.9	0	44.1
NV	17	4,354,586	2.1	5.027	4.777	712	76	88.4	100	83.2	69.8	77.9	0	22.1
NY	3	722,702	0.3	3.501	3.251	767	69	0	100	38	100	100	0	0
OH	5	960,494	0.5	4.757	4.507	721	78	100	100	100	100	100	0	0
OK	1	182,000	0.1	4.375	4.125	762	69	0	100	0	100	100	0	0
OR	10	1,866,417	0.9	4.852	4.602	714	75	83	100	79.3	100	80.2	0	19.8
PA	6	1,404,054	0.7	4.699	4.449	769	74	74.7	100	74.7	100	74.7	0	25.3
RI	3	821,626	0.4	4.476	4.226	695	44	20	100	20	100	100	0	0
SC	3	638,596	0.3	5.161	4.911	730	69	100	100	100	71.8	100	0	0
TN	3	301,260	0.1	5.11	4.86	718	76	100	100	100	22.1	61.4	38.6	0
TX	49	8,351,299	3.9	4.825	4.575	725	73	40.2	100	87	88	96.8	0	3.2
UT	4	631,146	0.3	4.777	4.527	717	79	100	100	100	100	78.5	0	21.5
VA	18	4,798,943	2.3	4.794	4.544	739	75	93.1	100	70.7	82.3	87.6	0	12.4
WA	17	4,312,211	2	4.919	4.669	713	76	72.4	100	75.6	100	73.5	0	26.5
WI	3	535,467	0.3	4.556	4.306	737	75	74.9	100	100	100	100	0	0
WV	1	207,905	0.1	5.375	5.125	662	80	100	100	100	100	100	0	0
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

10. Index

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yrCMT	%6moLIB
1 YR CMT	5	$830,931	0.40%	5.071	4.821	744	79	100	100	100	86	0	100	0
1 YR LIBOR	646	153,848,215	72.5	4.898	4.648	726	72	80.8	100	74.1	93.4	100	0	0
6 MO LIBOR	217	57,633,968	27.1	4.92	4.67	733	74	88.6	100	51.9	88.4	0	0	100
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

11. Margin

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2.25%	803	$194,563,858	91.60%	4.929	4.679	728	73	82.6	100	68.2	91.7	78.7	0	21.3
2.50%	46	13,096,467	6.2	4.485	4.235	727	69	88.5	100	67.6	96.3	0	0	100
2.75%	8	1,662,226	0.8	4.884	4.634	729	67	58.3	100	100	84.7	41.7	50	8.3
3.00%	1	295,000	0.1	5.375	5.125	786	69	100	100	100	100	0	0	100
3.25%	8	2,124,400	1	5.186	4.936	741	73	100	100	42.9	100	0	0	100
3.50%	1	291,170	0.1	5	4.75	717	80	100	100	100	100	0	0	100
5.00%	1	279,994	0.1	5.375	5.125	684	80	100	100	0	100	0	0	100
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

12. Caps

Caps	Count	Balance	Percent	GWAC	NWAC	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yrCMT	%6moLIB
2/1/2006	55	$15,171,848	7.10%	4.401	4.151	68	84.5	100	70.4	95.4	0	0	100
2/2/2006	584	141,172,144	66.5	4.952	4.702	72	87.2	100	75.5	92.9	99.2	0.6	0.2
3/1/2005	72	14,368,887	6.8	4.239	3.989	73	6	100	57.9	97.6	79.2	0	20.8
3/1/2006	3	651,100	0.3	5.333	5.083	64	100	100	66.6	78.7	0	0	100
3/2/2006	1	164,000	0.1	5.125	4.875	80	100	100	100	100	0	0	100
6/1/2006	1	291,170	0.1	5	4.75	80	100	100	100	100	0	0	100
6/2/2006	152	40,493,965	19.1	5.157	4.907	76	94.8	100	45	85.6	5.9	0	94.1
Total:	868	$212,313,114	100.00%	4.905	4.655	72	83	100	68.2	92	72.5	0.4	27.1

13. Max Rate

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yr CMT	%6moLIB
7.500% to 7.999%	5	$948,467	0.40%	2.802	2.552	756	67	0	100	43.5	100	100	0	0
8.000% to 8.499%	5	1,124,401	0.5	3.112	2.862	720	75	0	100	76.4	80.9	80.9	0	19.1
8.500% to 8.999%	11	2,433,829	1.1	3.789	3.539	748	70	0	100	59.1	100	79.4	0	20.6
9.000% to 9.499%	12	2,464,418	1.2	4.261	4.011	704	65	0	100	36.7	100	67.6	0	32.4
9.500% to 9.999%	41	7,882,868	3.7	4.591	4.341	720	76	17.1	100	69.9	98.4	86.2	0	13.8
10.000% to 10.499%	86	23,000,517	10.8	4.257	4.007	740	71	80	100	75.6	91.8	55.1	0	44.9
10.500% to 10.999%	282	69,827,917	32.9	4.74	4.49	730	72	86.4	100	77	92.7	79	0.5	20.5
11.000% to 11.499%	345	86,476,759	40.7	5.188	4.938	726	73	92.7	100	59.2	92.3	69.9	0.5	29.5
11.500% to 11.999%	78	17,754,439	8.4	5.593	5.343	718	72	88.4	100	72.4	84	72.6	0	27.4
12.000% to 12.499%	3	399,500	0.2	6.133	5.883	722	65	100	100	75	68.6	100	0	0
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

14. Months to Roll

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
21	1	$239,809	0.10%	4.25	4	796	65	0	100	0	100	0	0	100
22	3	975,250	0.5	4.833	4.583	701	83	100	100	63.5	100	0	0	100
23	5	1,114,880	0.5	4.517	4.267	744	71	100	100	30.1	100	0	0	100
24	5	1,420,529	0.7	4.557	4.307	721	66	76	100	38.3	62.3	0	0	100
25	84	17,609,075	8.3	4.211	3.961	723	71	18.9	100	64.9	95.3	63.6	0	36.4
26	26	7,279,597	3.4	4.392	4.142	722	69	81.6	100	86.3	96.1	12.2	0	87.8
27	2	618,500	0.3	4.611	4.361	731	72	100	100	52.7	100	0	0	100
28	4	1,156,050	0.5	4.787	4.537	726	75	100	100	42.3	100	0	0	100
29	4	1,103,422	0.5	4.82	4.57	723	73	100	100	100	100	25.6	0	74.4
30	13	2,741,394	1.3	4.867	4.617	731	68	79.3	100	50.7	87.8	45.4	0	54.6
31	28	7,923,547	3.7	4.709	4.459	715	76	88.2	100	61.2	92.2	47.2	0	52.8
32	184	46,467,271	21.9	4.99	4.74	729	72	87.9	100	67.4	93.6	83.2	0.9	15.9
33	351	84,155,481	39.6	4.983	4.733	728	72	89.7	100	73.9	91	87.5	0.5	12
34	129	32,404,444	15.3	5.078	4.828	733	74	89.4	100	59.7	88.5	60	0	40
35	29	7,103,864	3.3	5.331	5.081	736	77	92.1	100	63	97.9	66.9	0	33.1
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

15. Property Type

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yr LIB	%1yr CMT	%6 mo LIB
2-4 Family	18	$5,847,058	2.80%	5.197	4.947	729	69	67.8	100	64.6	66.4	38.7	0	61.3
Condominium	140	35,161,529	16.6	4.892	4.642	736	74	88.9	100	69.7	92.4	70.2	1.2	28.6
Planned Unit Development	207	49,044,525	23.1	4.898	4.648	732	73	85.5	100	76.3	89.1	75.5	0.4	24.1
Single Family	503	122,260,001	57.6	4.897	4.647	725	72	81.1	100	64.6	94.3	73.5	0.2	26.3
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

16. Occupancy Code

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6mo LIB
Investment	22	$5,359,646	2.50%	5.205	4.955	726	67	73.2	100	66	0	6.9	0	93.1
Primary Residence	792	195,327,612	92	4.898	4.648	727	72	82.8	100	67.3	100	73.6	0.4	26.1
Second Home	54	11,625,856	5.5	4.885	4.635	744	73	91.9	100	82.7	0	84.4	1	14.6
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

17. Purpose

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	% OO	%1yr LIB	%1yr CMT	%6mo LIB
Cash Out Refinance	277	$67,162,177	31.60%	4.96	4.71	726	67	81.3	100	73	96.3	82	0	18
Purchase	303	78,404,615	36.9	4.954	4.704	735	78	89.9	100	66.6	86.3	56.1	0.8	43.1
Rate Term Refinance	288	66,746,322	31.4	4.792	4.542	722	70	76.7	100	65	94.4	82.1	0.3	17.6
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

18. Documentation Type

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	% OO	%1yr LIB	%1yrCMT	%6mo LIB
Asset Only	26	$5,389,880	2.50%	4.14	3.89	728	65	0	100	0	97.7	87.5	0	12.5
FULL	605	144,693,635	68.2	4.871	4.621	726	74	84.3	100	100	90.9	78.7	0.6	20.7
No Doc	8	2,230,352	1.1	5.136	4.886	758	56	87.7	100	0	87.7	0	0	100
STATED	229	59,999,247	28.3	5.047	4.797	734	70	87.2	100	0	94.3	58.7	0	41.3
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

19. Prepayment Penalty Terms

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yrLIB	%1yrCMT	%6mo LIB
0	834	$203,284,252	95.70%	4.892	4.642	728	72	82.5	100	69.5	92.1	75.7	0.4	23.9
6	3	919,250	0.4	5.265	5.015	707	75	100	100	33.7	100	0	0	100
36	27	7,161,015	3.4	5.16	4.91	730	77	96.2	100	41.2	93.6	0	0	100
60	4	948,598	0.4	5.323	5.073	747	70	85	100	15	56.5	0	0	100
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

20. Interest Only

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yrLIB	%1yrCMT	%6moLIB
N	171	$36,033,709	17.00%	4.603	4.353	722	69	0	100	63	93.4	81.8	0	18.2
Y	697	176,279,405	83	4.967	4.717	729	73	100	100	69.2	91.7	70.6	0.5	29
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

21. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yrLIB	%1yrCMT	%6mo LIB
CurLTV <= 80	817	$201,433,531	94.90%	4.906	4.656	730	71	83.6	100	66.9	92	72.1	0.3	27.5
CurLTV > 80 and Insured	51	10,879,583	5.1	4.886	4.636	694	91	72.3	100	91.9	91.9	78.5	1.7	19.8
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

22. Servicer

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Countrywide sub-serv	145	$38,404,120	18.10%	5.188	4.938	737	76	93.5	100	42.2	89.2	14.6	0	85.4
National City Mortga	568	137,002,431	64.5	4.947	4.697	727	72	87.9	100	76.3	93	99.4	0.6	0
Virtual Bank	155	36,906,564	17.4	4.454	4.204	722	71	54	100	65.1	91.2	32.7	0	67.3
Total:	868	$212,313,114	100.00%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1

Selection Criteria: Group 4 - 3yr Hybrids Jumbo

1.  Stats

Count: 547
Current Balance: $293,558,273
Average Current Balance: $536,670
Gross Weighted Average Coupon: 4.912%
Net Weighted Average Coupon: 4.662%
Weighted Average Expense Rate: 0.250%
Weighted Average Expense Rate - after Reset: 0.250%
Original Term: 360
Remaining Term: 355
Age: 5
Original Loan-to-Value Ratio: 70.84%
Current Loan-to-Value Ratio: 70.66%
Margin: 2.365%
Net Margin: 2.115%
Non-Zero Initial Periodic Cap: 2.947%
Non-Zero Subsequent Periodic Cap: 1.840%
Maximum Interest Rate: 10.887%
Months to Next Roll: 31
FICO Score: 734
Max Zip Code Percentage: 0.974%

2. Group

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
Group 4 - 3yr Hybrids Jumbo	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

3. Principal Balance

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
$200,000.01 to $350,000.00	1	$285,441	0.10%	3.75	3.5	714	50	0	0	100	100	100	0	0
$350,000.01 to $500,000.00	327	139,652,584	47.6	4.885	4.635	732	73	85	0	64	93.6	67.2	0.6	32.2
$500,000.01 to $650,000.00	145	84,927,357	28.9	4.804	4.554	739	71	88.7	0	61.3	96.5	63	0	37
$650,000.01 to $800,000.00	26	19,114,997	6.5	4.911	4.661	725	64	80.3	0	49.5	84.4	57.6	0	42.4
$800,000.01 to $950,000.00	19	16,663,393	5.7	4.873	4.623	741	65	89.5	0	57.9	68.5	47.7	0	52.3
$950,000.01 to $1,100,000.00	20	19,878,716	6.8	5.226	4.976	730	70	95.1	0	59.8	79.9	44.8	0	55.2
$1,250,000.01 to $1,400,000.00	4	5,224,750	1.8	5.598	5.348	751	72	100	0	50.5	51.1	50.5	0	49.5
$1,400,000.01 to $1,550,000.00	4	5,993,711	2	5.343	5.093	761	62	100	0	25	100	25	0	75
$1,700,000.01 to $1,850,000.00	1	1,817,323	0.6	5.75	5.5	709	70	100	0	0	100	0	0	100
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

4. Current Rate

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
3.500% to 3.749%	1	$640,000	0.20%	3.625	3.375	733	60	100	0	100	100	100	0	0
3.750% to 3.999%	7	3,465,533	1.2	3.81	3.56	751	73	68.4	0	81.4	100	57.2	0	42.8
4.000% to 4.249%	27	13,905,614	4.7	4.084	3.834	732	64	68.9	0	77	89.9	34.3	0	65.7
4.250% to 4.499%	54	26,427,233	9	4.323	4.073	743	70	77	0	65.3	98.4	47.8	0	52.2
4.500% to 4.749%	84	45,490,314	15.5	4.566	4.316	739	69	85.1	0	67.5	90.3	67.6	0	32.4
4.750% to 4.999%	141	74,640,338	25.4	4.82	4.57	732	70	89.6	0	74.2	89.9	73.7	0	26.3
5.000% to 5.249%	94	48,959,131	16.7	5.064	4.814	734	73	87.9	0	58.7	94.4	72.8	0.9	26.3
5.250% to 5.499%	85	43,615,514	14.9	5.3	5.05	729	74	94.8	0	38	95	46	1	53.1
5.500% to 5.749%	28	15,434,332	5.3	5.553	5.303	730	70	88	0	57.3	82	63.1	0	36.9
5.750% to 5.999%	20	17,067,064	5.8	5.795	5.545	742	70	93.3	0	15.9	72	25.6	0	74.4
6.000% to 6.249%	3	2,411,650	0.8	6.069	5.819	713	77	100	0	100	84.2	100	0	0
6.250% to 6.499%	2	860,000	0.3	6.302	6.052	760	67	100	0	0	100	100	0	0
6.500% to 6.749%	1	641,550	0.2	6.5	6.25	733	70	100	0	0	100	100	0	0
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

5. Age

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0 to 4	390	$206,605,440	70.40%	5.005	4.755	734	71	89.8	0	65.6	92.1	79.5	0.4	20.1
5 to 9	73	43,618,873	14.9	4.956	4.706	735	71	86.7	0	39.9	90.5	25.7	0	74.3
10 to 14	81	41,322,934	14.1	4.421	4.171	734	67	76.3	0	56.6	84.9	9.9	0	90.1
15 to 19	3	2,011,026	0.7	4.467	4.217	765	63	68.3	0	26.4	100	0	0	100
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	2	$1,247,714	0.40%	5.04	4.79	739	18	52	0	0	52	48	0	52
20.001% to 30.000%	4	1,950,268	0.7	4.583	4.333	759	26	25.6	0	46	100	53.9	0	46.1
30.001% to 40.000%	4	1,824,097	0.6	4.664	4.414	762	36	79.5	0	75.3	100	0	0	100
40.001% to 50.000%	22	12,952,625	4.4	4.803	4.553	750	45	82	0	48.5	81.4	70.6	0	29.4
50.001% to 60.000%	45	26,803,726	9.1	4.75	4.5	735	55	83.6	0	57.2	89.3	72.8	0	27.2
60.001% to 70.000%	113	68,811,110	23.4	4.97	4.72	734	66	86.4	0	43.4	84.8	50.8	0	49.2
70.001% to 75.000%	100	55,826,484	19	4.921	4.671	732	74	85.9	0	57.8	96.1	57.7	0.8	41.6
75.001% to 80.000%	252	121,973,050	41.5	4.932	4.682	734	79	91	0	72.6	94	65.5	0.4	34.1
80.001% to 85.000%	1	561,350	0.2	4.125	3.875	707	85	100	0	100	100	100	0	0
85.001% to 90.000%	4	1,607,849	0.5	5.018	4.768	686	90	100	0	100	47	100	0	0
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	2	$1,247,714	0.40%	5.04	4.79	739	18	52	0	0	52	48	0	52
20.001% to 30.000%	4	1,950,268	0.7	4.583	4.333	759	26	25.6	0	46	100	53.9	0	46.1
30.001% to 40.000%	4	1,824,097	0.6	4.664	4.414	762	36	79.5	0	75.3	100	0	0	100
40.001% to 50.000%	25	14,537,990	5	4.799	4.549	750	46	79.2	0	51.3	83.4	73.8	0	26.2
50.001% to 60.000%	46	26,803,298	9.1	4.713	4.463	734	55	83.7	0	58.7	89.3	71.2	0	28.8
60.001% to 70.000%	110	67,511,614	23	4.985	4.735	734	67	86.7	0	42.3	84.5	50.5	0	49.5
70.001% to 75.000%	100	55,971,176	19.1	4.918	4.668	732	74	85.7	0	58	96.1	57.8	0.8	41.5
75.001% to 80.000%	251	121,542,917	41.4	4.936	4.686	734	79	91.4	0	72.5	94	65.4	0.4	34.2
80.001% to 85.000%	1	561,350	0.2	4.125	3.875	707	85	100	0	100	100	100	0	0
85.001% to 90.000%	4	1,607,849	0.5	5.018	4.768	686	90	100	0	100	47	100	0	0
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

8. FICO Score

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
620 to 639	3	$1,575,403	0.50%	4.83	4.58	631	56	41.4	0	100	100	100	0	0
640 to 679	47	23,495,637	8	4.927	4.677	668	74	77.6	0	80.9	91	78	0	22
680 to 699	84	42,737,073	14.6	4.908	4.658	690	70	90.1	0	60	94.6	70	2	28
700 to 719	68	38,893,218	13.2	4.932	4.682	710	72	89.2	0	53.8	90.8	49.5	0	50.5
720 to 759	180	98,114,223	33.4	4.974	4.724	740	72	91.2	0	53.5	90.1	58.4	0	41.6
760 to 799	145	77,258,017	26.3	4.841	4.591	777	68	84.4	0	63.7	91.5	58.2	0	41.8
800 to 819	20	11,484,701	3.9	4.792	4.542	804	69	83.3	0	69.2	79.2	71	0	29
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

9. States

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AZ	21	$11,274,768	3.80%	4.769	4.519	739	73	83.5	0	87.3	88.8	69	0	31
CA	331	171,322,811	58.4	4.95	4.7	735	72	89	0	52.7	94.8	53.2	0	46.8
CO	17	9,916,595	3.4	4.712	4.462	747	69	100	0	87.2	100	77	0	23
CT	4	3,084,857	1.1	5.107	4.857	733	59	100	0	0	100	0	0	100
DC	7	3,692,662	1.3	4.885	4.635	756	71	100	0	100	100	88.6	0	11.4
FL	15	9,985,996	3.4	5.193	4.943	738	71	73.5	0	41.8	35.6	39.6	0	60.4
GA	7	3,331,940	1.1	4.484	4.234	750	64	100	0	84.5	87.2	100	0	0
HI	2	1,229,714	0.4	5.176	4.926	751	33	51.3	0	0	0	100	0	0
IL	23	12,331,003	4.2	4.828	4.578	726	74	96.4	0	89.8	89.3	81.7	3.4	14.9
IN	4	1,960,955	0.7	4.597	4.347	740	67	64.8	0	100	100	100	0	0
KS	1	650,000	0.2	4.875	4.625	667	73	100	0	100	100	100	0	0
MA	7	3,822,123	1.3	4.895	4.645	710	66	72.1	0	29.4	88.2	54.4	0	45.6
MD	23	12,321,852	4.2	4.803	4.553	719	71	89	0	81.3	96.6	100	0	0
MI	6	3,369,545	1.1	4.731	4.481	733	72	64.6	0	64.6	100	33.4	0	66.6
MN	2	1,058,000	0.4	5.025	4.775	707	72	100	0	100	100	100	0	0
MO	2	1,097,063	0.4	4.75	4.5	690	57	50.1	0	100	100	100	0	0
NC	5	3,129,825	1.1	4.639	4.389	750	68	100	0	79.3	36	62	0	38
NH	1	425,000	0.1	4.625	4.375	733	70	100	0	0	100	100	0	0
NJ	8	4,563,701	1.6	4.905	4.655	742	59	66.1	0	63	80.3	62.6	9.4	28
NM	1	975,000	0.3	5.625	5.375	732	75	100	0	100	100	0	0	100
NV	10	5,318,014	1.8	5.003	4.753	739	68	85.9	0	59.1	61.3	84.8	0	15.2
NY	3	1,820,000	0.6	5.173	4.923	716	80	100	0	100	100	100	0	0
OH	1	650,000	0.2	4.875	4.625	747	79	100	0	100	100	100	0	0
OR	7	3,472,902	1.2	4.765	4.515	735	66	72.2	0	56.6	100	100	0	0
PA	5	2,374,949	0.8	4.589	4.339	738	58	58	0	77.9	100	58.1	0	41.9
SC	2	1,271,667	0.4	4.413	4.163	729	62	100	0	100	34.7	34.7	0	65.3
TN	1	536,412	0.2	4.875	4.625	720	77	0	0	0	100	100	0	0
TX	10	5,020,470	1.7	4.749	4.499	734	72	59.3	0	82.5	100	100	0	0
VA	12	7,543,952	2.6	4.957	4.707	734	65	100	0	44	100	69.3	0	30.7
WA	5	3,870,007	1.3	5.176	4.926	737	72	100	0	61.3	100	45.1	0	54.9
WI	4	2,136,490	0.7	4.654	4.404	747	61	44.5	0	65.5	82.1	38.8	0	61.2
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

10. Index

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 YR CMT	2	$853,000	0.30%	5.187	4.937	697	77	100	0	50.2	100	0	100	0
1 YR LIBOR	348	179,552,910	61.2	4.902	4.652	732	71	87.1	0	71.6	93.2	100	0	0
6 MO LIBOR	197	113,152,363	38.5	4.926	4.676	739	70	87.5	0	42.2	87.2	0	0	100
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

11. Margin

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2.25%	436	$229,217,151	78.10%	4.934	4.684	734	71	87.9	0	62.3	91.2	76.9	0	23.1
2.50%	74	37,616,201	12.8	4.504	4.254	740	68	84.4	0	70.6	89.4	0	0	100
2.75%	9	4,843,681	1.6	4.848	4.598	705	73	62.2	0	76.5	100	67.6	17.6	14.8
3.25%	27	21,481,240	7.3	5.409	5.159	740	70	91.3	0	15.9	88.1	0	0	100
3.50%	1	400,000	0.1	5.125	4.875	779	73	100	0	100	100	0	0	100
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

12. Caps

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2/1/2005	1	$400,000	0.10%	4.125	3.875	784	32	100	0	100	100	0	0	100
2/1/2006	74	37,559,770	12.8	4.398	4.148	744	68	85.3	0	62.2	91.6	0	0	100
2/2/2006	345	177,198,123	60.4	4.898	4.648	732	71	88	0	71.9	93.1	99.5	0.5	0
3/1/2005	15	6,866,263	2.3	4.849	4.599	726	66	54.6	0	69.9	93.6	19.4	0	80.6
3/1/2006	1	374,500	0.1	4.25	4	739	70	100	0	100	100	0	0	100
3/2/2006	5	4,245,024	1.4	5.291	5.041	750	73	100	0	10.2	70.4	0	0	100
5/1/2006	3	1,228,000	0.4	5.293	5.043	747	80	100	0	65.5	100	0	0	100
6/1/2006	1	400,000	0.1	5.125	4.875	779	73	100	0	100	100	0	0	100
6/2/2006	102	65,286,593	22.2	5.228	4.978	735	71	88.8	0	28.9	85.2	2.9	0	97.1
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

13. Max Rate

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
9.000% to 9.499%	4	$1,989,639	0.70%	4.274	4.024	751	52	20.1	0	40.2	100	29.4	0	70.6
9.500% to 9.999%	12	5,751,960	2	4.037	3.787	735	70	61	0	82.1	100	58.6	0	41.4
10.000% to 10.499%	84	41,531,404	14.1	4.306	4.056	738	69	77.9	0	71.9	95.6	40.5	0	59.5
10.500% to 10.999%	222	118,926,225	40.5	4.728	4.478	735	70	88.7	0	71.7	89.6	71.5	0	28.5
11.000% to 11.499%	172	89,386,449	30.4	5.177	4.927	732	74	91.3	0	47.6	94.5	62.3	1	36.7
11.500% to 11.999%	47	32,059,396	10.9	5.683	5.433	736	70	90.7	0	34.7	77.8	44	0	56
12.000% to 12.499%	5	3,271,650	1.1	6.131	5.881	725	74	100	0	73.7	88.4	100	0	0
12.500% to 12.999%	1	641,550	0.2	6.5	6.25	733	70	100	0	0	100	100	0	0
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

14. Months to Roll

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
19	1	$844,500	0.30%	4.75	4.5	771	60	100	0	0	100	0	0	100
21	2	1,166,526	0.4	4.261	4.011	760	64	45.4	0	45.4	100	0	0	100
22	4	2,160,286	0.7	4.416	4.166	730	54	79	0	0	79.1	0	0	100
23	7	4,012,831	1.4	4.604	4.354	716	66	85.4	0	30.1	100	0	0	100
24	9	5,257,153	1.8	4.352	4.102	738	73	60.8	0	78.2	57.2	8.2	0	91.8
25	37	18,683,379	6.4	4.417	4.167	733	67	81.9	0	54.4	81.1	10.4	0	89.6
26	24	11,209,286	3.8	4.396	4.146	742	68	70.6	0	70.7	100	15.3	0	84.7
27	4	2,014,263	0.7	4.67	4.42	707	78	100	0	100	100	0	0	100
28	13	6,026,875	2.1	4.697	4.447	726	68	78.3	0	60.9	92.9	20.2	0	79.8
29	4	1,999,386	0.7	4.729	4.479	746	75	100	0	77.7	79.5	42.8	0	57.2
30	13	7,032,399	2.4	4.616	4.366	756	69	93	0	70.3	81.4	8.8	0	91.2
31	39	26,545,950	9	5.143	4.893	733	71	84.9	0	19.6	92.4	32	0	68
32	48	24,614,635	8.4	4.94	4.69	732	72	87.9	0	63.7	96	79.2	0	20.8
33	226	119,078,562	40.6	4.951	4.701	733	71	91.5	0	67.1	89.6	84.7	0.7	14.6
34	102	54,225,496	18.5	5.073	4.823	737	72	87.3	0	62.8	96.2	72.3	0	27.7
35	14	8,686,747	3	5.514	5.264	732	71	88.5	0	66.7	89.6	54.8	0	45.2
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

15. Property Type

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2-4 Family	11	$7,753,450	2.60%	5.174	4.924	725	72	100	0	51.1	48.1	26.2	0	73.8
Condominium	45	21,632,345	7.4	4.924	4.674	739	76	90	0	67.2	76.6	67.2	0	32.8
Planned Unit Development	146	77,777,908	26.5	4.828	4.578	733	71	88.8	0	70.4	90.6	72.9	0	27.1
Single Family	345	186,394,570	63.5	4.935	4.685	735	70	85.9	0	55.6	94.5	57	0.5	42.5
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

16. Occupancy Code

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Investment	12	$9,706,492	3.30%	5.27	5.02	732	64	100	0	38.2	0	0	0	100
Primary Residence	505	266,896,048	90.9	4.896	4.646	734	71	87.7	0	59.9	100	62.7	0.3	37
Second Home	30	16,955,733	5.8	4.968	4.718	746	69	74.4	0	77.6	0	71.7	0	28.3
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

17. Purpose

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Cash Out Refinance	130	$70,223,550	23.90%	4.977	4.727	732	66	86.8	0	48.6	96.3	50	0	50
Purchase	249	136,316,211	46.4	4.972	4.722	740	75	89.5	0	63	84.7	61.9	0.6	37.5
Rate Term Refinance	168	87,018,512	29.6	4.766	4.516	727	67	84.3	0	65.3	96.2	69	0	31
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

18. Documentation Type

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Asset Only	4	$2,112,901	0.70%	4.525	4.275	726	68	0	0	0	100	71.4	0	28.6
FULL	343	176,820,338	60.2	4.813	4.563	733	72	86.4	0	100	90.5	72.7	0.2	27
No Doc	9	7,507,874	2.6	5.28	5.03	726	56	81.6	0	0	78	0	0	100
STATED	191	107,117,160	36.5	5.058	4.808	737	69	90.9	0	0	92.4	46.1	0.4	53.5
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

19. Prepayment Penalty Terms

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	510	$266,247,918	90.70%	4.865	4.615	734	71	86.9	0	65	91.2	67.4	0.3	32.2
6	11	7,596,335	2.6	5.263	5.013	740	70	88.2	0	20.3	90.1	0	0	100
24	2	1,152,760	0.4	5.513	5.263	729	72	100	0	0	62	0	0	100
36	21	16,236,586	5.5	5.426	5.176	741	72	97.6	0	10.3	86.7	0	0	100
60	3	2,324,675	0.8	5.23	4.98	733	73	57.8	0	24.3	100	0	0	100
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

20. Interest Only

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
N	76	$37,263,486	12.70%	4.709	4.459	733	66	0	0	64.3	88.3	62.1	0	37.9
Y	471	256,294,788	87.3	4.942	4.692	735	71	100	0	59.6	91.3	61	0.3	38.6
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

21. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
CurLTV <= 80	542	$291,389,074	99.30%	4.913	4.663	735	71	87.2	0	59.9	91.1	60.9	0.3	38.8
CurLTV > 80 and Insured	5	2,169,199	0.7	4.787	4.537	691	89	100	0	100	60.7	100	0	0
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

22. Servicer

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Countrywide sub-serv	93	$58,790,539	20.00%	5.318	5.068	739	73	91.9	0	31.2	92.8	16.5	0	83.5
National City Mortga	325	166,977,421	56.9	4.895	4.645	733	71	89	0	71.9	92.7	99.5	0.5	0
Virtual Bank	129	67,790,313	23.1	4.602	4.352	734	68	79.3	0	56.6	84.9	5.5	0	94.5
Total:	547	$293,558,273	100.00%	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5

Selection Criteria: Group 5 - 5yr Hybrids Conforming

1. Stats

2. Group

3. Principal Balance

4. Current Rate

5. Age

6. Original Loan-To-Value Ratio

7. Current Loan-To-Value Ratio

8. FICO Score

9. States

10. Index

11. Margin

12. Caps

13. Max Rate

14. Months to Roll

15. Property Type

16. Occupancy Code

17. Purpose

18. Documentation Type

19. Prepayment Penalty Terms

20. Interest Only

21. Mortgage Insurance

22. Servicer

1. Stats

Count: 839
Current Balance: $196,736,592
Average Current Balance: $234,489
Gross Weighted Average Coupon: 5.318%
Net Weighted Average Coupon: 5.068%
Weighted Average Expense Rate: 0.250%
Weighted Average Expense Rate - after Reset: 0.250%
Original Term: 360
Remaining Term: 357
Age: 3
Original Loan-to-Value Ratio: 73.49%
Current Loan-to-Value Ratio: 73.41%
Margin: 2.265%
Net Margin: 2.015%
Non-Zero Initial Periodic Cap: 5.170%
Non-Zero Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 10.488%
Months to Next Roll: 57
FICO Score: 736
Max Zip Code Percentage: 1.226%

2. Group

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Group 5 - 5yr Hybrids Conforming	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

3. Principal Balance

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
$50,000.01 to $200,000.00	319	$48,511,181	24.70%	5.388	5.138	738	73	79.2	100	77.5	82.6	83	1	16
$200,000.01 to $350,000.00	471	130,729,631	66.4	5.302	5.052	735	73	87	100	68.5	92.3	84.4	0.6	15
$350,000.01 to $500,000.00	49	17,495,779	8.9	5.243	4.993	736	74	89.9	100	75.6	95.9	77.6	0	22.4
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

4. Current Rate

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
3.500% to 3.749%	1	$168,000	0.10%	3.625	3.375	793	80	100	100	100	100	100	0	0
4.000% to 4.249%	2	673,433	0.3	4	3.75	736	75	46.8	100	46.8	100	53.2	46.8	0
4.250% to 4.499%	3	945,201	0.5	4.296	4.046	768	72	62.7	100	100	100	100	0	0
4.500% to 4.749%	15	3,642,043	1.9	4.595	4.345	756	74	81.8	100	91.7	91.5	100	0	0
4.750% to 4.999%	78	20,091,156	10.2	4.828	4.578	745	72	79.6	100	86.6	97.5	95.4	0	4.6
5.000% to 5.249%	153	38,129,142	19.4	5.069	4.819	744	73	87	100	82	90	91.4	0	8.6
5.250% to 5.499%	252	57,742,666	29.4	5.31	5.06	736	72	86.5	100	76.1	89	84	0.7	15.4
5.500% to 5.749%	236	53,089,238	27	5.55	5.3	729	75	84.5	100	54.1	89.6	65.9	0.3	33.8
5.750% to 5.999%	76	17,275,836	8.8	5.795	5.545	726	75	88.7	100	62.8	89.3	96	2.6	1.4
6.000% to 6.249%	16	3,599,068	1.8	6.024	5.774	719	78	93	100	76.4	85.9	100	0	0
6.250% to 6.499%	5	830,408	0.4	6.277	6.027	733	79	71.4	100	39	60.6	100	0	0
6.500% to 6.749%	2	550,400	0.3	6.5	6.25	707	72	100	100	72.7	100	100	0	0
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

5. Age

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0 to 4	782	$182,832,870	92.90%	5.322	5.072	736	73	85.6	100	72.1	90.2	85.6	0.5	13.8
5 to 9	57	13,903,722	7.1	5.257	5.007	731	77	82	100	61.6	90.8	54.8	2.3	43
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	1	$148,000	0.10%	4.75	4.5	713	16	100	100	100	100	100	0	0
20.001% to 30.000%	9	1,833,767	0.9	5.23	4.98	781	26	56	100	43	91.9	84.8	0	15.2
30.001% to 40.000%	14	2,788,749	1.4	5.238	4.988	768	36	79.2	100	72.2	89.4	91	5.4	3.6
40.001% to 50.000%	29	7,074,391	3.6	5.283	5.033	736	45	87.7	100	52.1	76.6	89.3	0	10.7
50.001% to 60.000%	61	14,818,720	7.5	5.255	5.005	736	57	79.6	100	78.1	89	90.8	0	9.2
60.001% to 70.000%	115	27,422,030	13.9	5.319	5.069	733	66	84.5	100	62.9	83.2	85.7	1	13.3
70.001% to 75.000%	74	16,850,083	8.6	5.367	5.117	726	74	90	100	71.3	91.8	89.1	0	10.9
75.001% to 80.000%	507	120,062,084	61	5.319	5.069	737	80	85.6	100	72.6	93	79.9	0.7	19.3
80.001% to 85.000%	2	538,255	0.3	4.937	4.687	725	85	50.4	100	100	100	100	0	0
85.001% to 90.000%	16	3,056,029	1.6	5.484	5.234	717	89	94.5	100	100	65.2	97	0	3
90.001% to 95.000%	11	2,144,485	1.1	5.464	5.214	728	95	100	100	100	100	100	0	0
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	1	$148,000	0.10%	4.75	4.5	713	16	100	100	100	100	100	0	0
20.001% to 30.000%	9	1,833,767	0.9	5.23	4.98	781	26	56	100	43	91.9	84.8	0	15.2
30.001% to 40.000%	15	3,084,960	1.6	5.227	4.977	773	37	81.2	100	74.9	80.8	91.9	4.9	3.2
40.001% to 50.000%	29	6,839,030	3.5	5.294	5.044	732	45	87.3	100	50.5	79.2	89	0	11
50.001% to 60.000%	63	15,075,883	7.7	5.255	5.005	736	57	79.5	100	78.5	89.1	90.9	0	9.1
60.001% to 70.000%	114	27,323,230	13.9	5.32	5.07	733	67	84.1	100	62.7	83.1	85.7	1	13.3
70.001% to 75.000%	73	16,691,719	8.5	5.367	5.117	726	74	90.8	100	71.1	91.7	89	0	11
75.001% to 80.000%	506	120,001,234	61	5.319	5.069	737	80	85.6	100	72.6	93.1	79.9	0.7	19.4
80.001% to 85.000%	2	538,255	0.3	4.937	4.687	725	85	50.4	100	100	100	100	0	0
85.001% to 90.000%	16	3,056,029	1.6	5.484	5.234	717	89	94.5	100	100	65.2	97	0	3
90.001% to 95.000%	11	2,144,485	1.1	5.464	5.214	728	95	100	100	100	100	100	0	0
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

8. FICO Score

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
620 to 639	9	$1,817,543	0.90%	5.259	5.009	633	73	65.6	100	100	100	100	0	0
640 to 679	61	14,936,463	7.6	5.432	5.182	664	73	89.5	100	88.2	96.7	97.2	2.8	0
680 to 699	90	21,497,128	10.9	5.393	5.143	689	74	86.9	100	61.3	89.3	82.2	1.1	16.7
700 to 719	112	25,352,194	12.9	5.407	5.157	709	75	89.9	100	61.8	87.9	82.8	0.7	16.5
720 to 759	295	70,003,007	35.6	5.297	5.047	739	74	81.8	100	70.8	92.4	79.1	0.4	20.4
760 to 799	244	57,040,411	29	5.256	5.006	777	73	88.8	100	74	87.1	85	0	15
800 to 819	28	6,089,846	3.1	5.243	4.993	807	61	63.4	100	78.1	89.5	86.2	2.5	11.3
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

9. States

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AL	1	$111,960	0.10%	5.875	5.625	743	80	100	100	0	100	0	0	100
AZ	88	16,980,675	8.6	5.399	5.149	738	76	91.7	100	82.5	83.5	92.8	0	7.2
CA	285	78,470,321	39.9	5.344	5.094	736	71	88.9	100	54.9	92.4	73.1	0.9	26.1
CO	44	10,099,502	5.1	5.251	5.001	738	78	89.7	100	93.2	89.8	90.6	0	9.4
CT	3	644,740	0.3	5.491	5.241	731	69	65.2	100	100	100	100	0	0
DC	10	2,846,462	1.4	5.159	4.909	730	79	88	100	100	88	90.4	9.6	0
DE	3	873,810	0.4	5.097	4.847	759	80	100	100	100	100	100	0	0
FL	23	4,426,231	2.2	5.5	5.25	737	77	86.6	100	49.1	52.8	91	0	9
GA	17	3,344,881	1.7	5.131	4.881	746	76	96.5	100	95.5	100	100	0	0
HI	5	1,388,792	0.7	5.31	5.06	717	69	65.6	100	83.5	65.6	100	0	0
IA	2	577,450	0.3	5.119	4.869	744	77	100	100	100	100	100	0	0
ID	4	689,054	0.4	5.581	5.331	712	65	65.7	100	62.7	62.7	84.1	0	15.9
IL	17	4,090,331	2.1	5.319	5.069	748	71	63.7	100	82.8	96.3	96.3	0	3.7
IN	2	432,719	0.2	5.184	4.934	760	65	0	100	100	100	100	0	0
KS	1	137,000	0.1	4.875	4.625	787	80	100	100	100	100	100	0	0
LA	1	165,000	0.1	5.375	5.125	767	89	100	100	100	100	100	0	0
MA	7	1,287,287	0.7	5.482	5.232	733	73	56.3	100	55.4	100	89.8	0	10.2
MD	90	21,031,671	10.7	5.279	5.029	733	73	88.1	100	91.5	93.9	98.5	1.5	0
MI	7	1,229,188	0.6	5.482	5.232	740	71	70.8	100	91.1	100	100	0	0
MN	15	2,754,812	1.4	5.341	5.091	724	77	86.7	100	94.7	84.2	43.4	0	56.6
MO	11	2,164,204	1.1	5.462	5.212	715	76	77.1	100	85	87.1	87.4	0	12.6
MT	2	373,300	0.2	5.241	4.991	758	79	100	100	100	100	100	0	0
NC	6	1,064,341	0.5	5.081	4.831	760	69	38	100	56.3	72.2	70.8	0	29.2
NH	1	337,250	0.2	5.375	5.125	660	95	100	100	100	100	100	0	0
NJ	8	2,209,482	1.1	5.143	4.893	737	75	74.2	100	38.5	86.2	100	0	0
NM	4	590,249	0.3	5.528	5.278	758	73	100	100	56.6	72.9	100	0	0
NV	22	4,913,757	2.5	5.494	5.244	729	75	95.9	100	55.9	75.8	71.3	0	28.7
NY	2	549,796	0.3	5.875	5.625	700	76	63.7	100	63.7	100	100	0	0
OH	14	2,633,932	1.3	5.212	4.962	749	74	94	100	91.5	100	100	0	0
OR	18	3,530,079	1.8	5.426	5.176	738	75	87.4	100	72.6	100	100	0	0
PA	5	947,158	0.5	5.397	5.147	732	77	100	100	77.6	100	77.6	0	22.4
RI	1	172,135	0.1	5.125	4.875	720	73	0	100	0	100	100	0	0
SC	4	776,265	0.4	5.286	5.036	747	70	100	100	100	15.8	100	0	0
SD	1	150,000	0.1	5.625	5.375	778	71	100	100	0	100	100	0	0
TN	10	2,000,636	1	5.273	5.023	727	81	63.6	100	92.5	74.4	81.3	0	18.7
TX	50	10,175,972	5.2	5.051	4.801	731	75	64.5	100	88.5	98.6	97.3	0	2.7
UT	5	1,013,412	0.5	5.366	5.116	707	80	59.9	100	31.1	82.2	89.1	0	10.9
VA	22	5,411,414	2.8	5.244	4.994	756	74	80.1	100	86.5	94	90.8	0	9.2
WA	25	5,598,674	2.8	5.279	5.029	738	78	78.6	100	73.3	94.1	55	0	45
WI	2	364,249	0.2	5.625	5.375	733	80	61.3	100	38.7	100	38.7	0	61.3
WV	1	178,400	0.1	5.5	5.25	762	80	100	100	100	100	100	0	0
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

10. Index

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 YR CMT	6	$1,282,084	0.70%	5.188	4.938	701	71	82.3	100	100	100	0	100	0
1 YR LIBOR	699	164,161,790	83.4	5.299	5.049	736	73	85.1	100	75.4	91.7	100	0	0
6 MO LIBOR	134	31,292,718	15.9	5.42	5.17	740	75	86.6	100	48.9	82.5	0	0	100
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

11. Margin

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2.25%	821	$192,663,106	97.90%	5.32	5.07	736	73	85.7	100	71.8	90.2	84.7	0	15.3
2.75%	9	2,173,505	1.1	4.938	4.688	724	73	48.5	100	67.4	100	41	59	0
3.25%	9	1,899,980	1	5.473	5.223	748	79	92.3	100	31.7	86.8	0	0	100
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

12. Caps

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
5/2/2005	692	$163,283,884	83.00%	5.297	5.047	735	73	84.9	100	75.5	91.5	98.7	0.8	0.6
6/2/2006	147	33,452,708	17	5.42	5.17	741	76	87.4	100	51.1	84	9.2	0	90.8
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

13. Max Rate

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
8.500% to 8.999%	1	$168,000	0.10%	3.625	3.375	793	80	100	100	100	100	100	0	0
9.000% to 9.499%	5	1,618,634	0.8	4.173	3.923	755	73	56	100	77.9	100	80.5	19.5	0
9.500% to 9.999%	90	22,799,852	11.6	4.789	4.539	747	73	79.1	100	86.9	96.5	100	0	0
10.000% to 10.499%	349	82,710,295	42	5.209	4.959	739	72	85.8	100	81.7	90.4	98.9	0.5	0.6
10.500% to 10.999%	227	51,940,573	26.4	5.614	5.364	725	74	86.5	100	61.6	91.7	96.3	1.1	2.6
11.000% to 11.499%	77	17,590,989	8.9	5.455	5.205	735	75	91.4	100	60.8	82.4	33.7	0	66.3
11.500% to 11.999%	90	19,908,248	10.1	5.589	5.339	739	77	84	100	44.8	84.5	10.7	0	89.3
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

14. Months to Roll

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
52	2	$475,200	0.20%	5.476	5.226	698	80	100	100	36.2	100	63.8	36.2	0
53	1	352,000	0.2	5	4.75	778	80	100	100	100	100	100	0	0
54	11	2,668,420	1.4	5.217	4.967	734	78	71.2	100	69.8	100	55.5	5.4	39.1
55	43	10,408,102	5.3	5.266	5.016	731	76	83.4	100	59.4	87.8	52.6	0	47.4
56	172	39,405,134	20	5.265	5.015	733	74	86	100	84.7	92.5	91.9	0	8.1
57	367	87,808,049	44.6	5.271	5.021	735	72	89.7	100	82	90.6	96.3	0.9	2.8
58	130	31,569,125	16	5.405	5.155	738	73	84.3	100	61.9	88.8	55.7	0.5	43.8
59	113	24,050,563	12.2	5.496	5.246	743	75	71.2	100	28.6	86.8	75.8	0	24.2
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

15. Property Type

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2-4 Family	14	$3,442,871	1.70%	5.332	5.082	746	65	84.3	100	74.4	73.3	73.3	0	26.7
Condominium	148	33,900,171	17.2	5.336	5.086	740	75	84.9	100	64.7	79.3	81.2	0.4	18.4
Planned Unit Development	238	54,445,108	27.7	5.279	5.029	736	74	85.6	100	79.1	90.5	91.7	0.3	8
Single Family	439	104,948,441	53.3	5.331	5.081	734	73	85.3	100	69.4	94.2	80.2	0.9	18.8
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

16. Occupancy Code

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Investment	32	$6,277,400	3.20%	5.502	5.252	739	66	80.4	100	40.2	0	24.5	0	75.5
Primary Residence	744	177,544,070	90.2	5.309	5.059	735	74	85.3	100	72.1	100	84.7	0.7	14.5
Second Home	63	12,915,121	6.6	5.349	5.099	746	72	88.5	100	76.9	0	94.2	0	5.8
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

17. Purpose

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Cash Out Refinance	244	$59,305,973	30.10%	5.378	5.128	727	67	83.9	100	76.6	93.3	92.1	0.8	7.1
Purchase	403	94,053,977	47.8	5.29	5.04	745	78	86	100	65.8	86.2	74.2	0.8	24.9
Rate Term Refinance	192	43,376,642	22	5.296	5.046	730	72	85.7	100	76.4	94.9	91.6	0	8.4
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

18. Documentation Type

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
FULL	608	$140,405,139	71.40%	5.269	5.019	737	74	87	100	100	91.1	88.2	0.9	10.9
STATED	231	56,331,452	28.6	5.44	5.19	735	72	81.1	100	0	88	71.6	0	28.4
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

19. Prepayment Penalty Terms

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	798	$187,061,237	95.10%	5.312	5.062	735	73	84.7	100	73.2	90.3	87.6	0.7	11.7
6	6	1,548,720	0.8	5.449	5.199	757	80	100	100	13.3	100	0	0	100
12	1	206,400	0.1	5.5	5.25	758	80	100	100	0	100	0	0	100
36	25	6,250,727	3.2	5.427	5.177	750	78	93.9	100	34.8	92.3	4.3	0	95.7
60	9	1,669,508	0.8	5.354	5.104	735	77	100	100	71	63.8	0	0	100
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

20. Interest Only

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
N	132	$28,905,754	14.70%	5.267	5.017	738	71	0	100	63.1	90.6	84.7	0.8	14.5
Y	707	167,830,837	85.3	5.327	5.077	736	74	100	100	72.8	90.2	83.2	0.6	16.1
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

21. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
CurLTV <= 80	810	$190,997,822	97.10%	5.315	5.065	737	73	85.1	100	70.5	90.5	83	0.7	16.3
CurLTV > 80 and Insured	29	5,738,769	2.9	5.425	5.175	722	91	92.4	100	100	81.4	98.4	0	1.6
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

22. Servicer

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Countrywide sub-serv	236	$54,068,168	27.50%	5.442	5.192	743	75	81.3	100	39.6	85.3	41.4	0.7	57.9
National City Mortga	603	142,668,423	72.5	5.271	5.021	734	73	86.8	100	83.4	92.1	99.4	0.6	0
Total:	839	$196,736,592	100.00%	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9

Selection Criteria: Group 6 - 5yr Hybrids Jumbo

1. Stats

2. Group

3. Principal Balance

4. Current Rate

5. Age

6. Original Loan-To-Value Ratio

7. Current Loan-To-Value Ratio

8. FICO Score

9. States

10. Index

11. Margin

12. Caps

13. Max Rate

14. Months to Roll

15. Property Type

16. Occupancy Code

17. Purpose

18. Documentation Type

19. Prepayment Penalty Terms

20. Interest Only

21. Mortgage Insurance

22. Servicer

1. Stats

Count: 722
Current Balance: $391,830,000
Average Current Balance: $542,701
Gross Weighted Average Coupon: 5.309%
Net Weighted Average Coupon: 5.059%
Weighted Average Expense Rate: 0.250%
Weighted Average Expense Rate - after Reset: 0.303%
Original Term: 360
Remaining Term: 357
Age: 3
Original Loan-to-Value Ratio: 73.17%
Current Loan-to-Value Ratio: 73.07%
Margin: 2.289%
Net Margin: 1.986%
Non-Zero Initial Periodic Cap: 5.089%
Non-Zero Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 10.399%
Months to Next Roll: 57
FICO Score: 736
Max Zip Code Percentage: 0.974%

2. Group

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Group 6 - 5yr Hybrids Jumbo	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

3. Principal Balance

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
$200,000.01 to $350,000.00	1	$270,624	0.10%	5.25	5	779	38	100	0	100	0	100	0	0
$350,000.01 to $500,000.00	402	172,285,214	44	5.314	5.064	734	74	89.6	0	47.4	93.6	93.2	1.3	5.5
$500,000.01 to $650,000.00	199	114,781,062	29.3	5.25	5	733	72	91.1	0	44.6	91.8	91.8	1	7.2
$650,000.01 to $800,000.00	60	43,855,045	11.2	5.293	5.043	744	74	89.5	0	23.8	98.3	94.8	3.5	1.7
$800,000.01 to $950,000.00	21	18,269,324	4.7	5.392	5.142	741	74	90.7	0	32.6	100	95.2	4.8	0
$950,000.01 to $1,100,000.00	30	30,019,980	7.7	5.289	5.039	738	73	90.1	0	26.7	96.7	83.1	0	16.9
$1,100,000.01 to $1,250,000.00	2	2,455,000	0.6	5.436	5.186	748	59	100	0	49.1	100	49.1	0	50.9
$1,250,000.01 to $1,400,000.00	4	5,331,250	1.4	5.51	5.26	732	69	100	0	49.1	100	24.4	0	75.6
$1,400,000.01 to $1,550,000.00	2	2,962,500	0.8	6.184	5.934	717	70	100	0	50.6	50.6	49.4	0	50.6
$1,550,000.01 to $1,700,000.00	1	1,600,000	0.4	6.375	6.125	759	48	100	0	0	100	0	0	100
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

4. Current Rate

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
4.000% to 4.249%	2	$1,023,936	0.30%	4	3.75	701	80	100	0	100	100	100	0	0
4.250% to 4.499%	2	1,104,000	0.3	4.307	4.057	745	80	100	0	0	100	100	0	0
4.500% to 4.749%	17	9,166,827	2.3	4.585	4.335	749	73	61.8	0	90.7	95.4	81.1	4.5	14.4
4.750% to 4.999%	91	49,914,012	12.7	4.83	4.58	744	72	83.2	0	60	95.6	97.8	1.5	0.7
5.000% to 5.249%	151	82,994,214	21.2	5.058	4.808	737	72	90.7	0	45.8	96.6	94.8	1.7	3.5
5.250% to 5.499%	222	115,578,415	29.5	5.309	5.059	736	74	92.4	0	38.8	94.2	89.4	2.8	7.8
5.500% to 5.749%	142	77,617,867	19.8	5.55	5.3	732	73	92.9	0	32.2	92.1	83.5	0	16.5
5.750% to 5.999%	69	36,614,244	9.3	5.786	5.536	730	76	92.5	0	28.4	91.9	95.9	0	4.1
6.000% to 6.249%	13	7,408,962	1.9	6.051	5.801	719	72	89.7	0	29.1	85.9	100	0	0
6.250% to 6.499%	6	5,503,824	1.4	6.342	6.092	742	66	100	0	37	100	26.2	0	73.8
6.500% to 6.749%	5	3,563,700	0.9	6.5	6.25	706	69	100	0	28.4	59	100	0	0
6.750% to 6.999%	1	500,000	0.1	6.75	6.5	672	80	100	0	0	100	100	0	0
7.000% to 7.249%	1	840,000	0.2	7.125	6.875	761	70	100	0	0	100	100	0	0
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

5. Age

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0 to 4	682	$367,826,742	93.90%	5.314	5.064	735	73	90.2	0	42	94.2	92.9	1.4	5.6
5 to 9	40	24,003,259	6.1	5.229	4.979	738	75	94.7	0	34.8	90.5	51.2	2.6	46.2
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	3	$1,562,000	0.40%	5.415	5.165	752	19	100	0	41.6	70.4	100	0	0
20.001% to 30.000%	6	3,162,542	0.8	5.117	4.867	745	28	71.9	0	71.9	100	100	0	0
30.001% to 40.000%	6	3,455,090	0.9	5.113	4.863	773	35	81.8	0	57.3	100	100	0	0
40.001% to 50.000%	12	8,624,752	2.2	5.447	5.197	750	47	94.9	0	54.5	94.1	66.3	9.3	24.4
50.001% to 60.000%	47	25,112,071	6.4	5.26	5.01	745	56	82.7	0	55.7	77.9	92.5	2	5.5
60.001% to 70.000%	133	74,825,918	19.1	5.376	5.126	729	67	88.1	0	41.7	93.1	94.3	1.4	4.4
70.001% to 75.000%	88	51,765,105	13.2	5.224	4.974	735	74	90.7	0	44.5	94.1	84.1	1.1	14.9
75.001% to 80.000%	421	220,830,896	56.4	5.31	5.06	736	79	92.3	0	37.7	96.1	90.8	1.3	7.9
80.001% to 85.000%	3	1,302,897	0.3	5.715	5.465	729	85	100	0	100	66.4	100	0	0
85.001% to 90.000%	2	805,478	0.2	4.816	4.566	692	88	47.5	0	47.5	100	100	0	0
90.001% to 95.000%	1	383,250	0.1	5.75	5.5	767	95	100	0	0	100	100	0	0
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	3	$1,562,000	0.40%	5.415	5.165	752	19	100	0	41.6	70.4	100	0	0
20.001% to 30.000%	6	3,162,542	0.8	5.117	4.867	745	28	71.9	0	71.9	100	100	0	0
30.001% to 40.000%	7	3,725,714	1	5.123	4.873	773	35	83.1	0	60.4	92.7	100	0	0
40.001% to 50.000%	12	8,624,752	2.2	5.447	5.197	750	47	94.9	0	54.5	94.1	66.3	9.3	24.4
50.001% to 60.000%	47	25,112,071	6.4	5.26	5.01	745	56	82.7	0	55.7	77.9	92.5	2	5.5
60.001% to 70.000%	133	74,825,918	19.1	5.376	5.126	729	67	88.1	0	41.7	93.1	94.3	1.4	4.4
70.001% to 75.000%	89	52,298,469	13.3	5.223	4.973	735	74	89.8	0	44	94.2	84.2	1.1	14.7
75.001% to 80.000%	419	220,026,909	56.2	5.31	5.06	736	80	92.5	0	37.7	96.2	90.8	1.3	7.9
80.001% to 85.000%	3	1,302,897	0.3	5.715	5.465	729	85	100	0	100	66.4	100	0	0
85.001% to 90.000%	2	805,478	0.2	4.816	4.566	692	88	47.5	0	47.5	100	100	0	0
90.001% to 95.000%	1	383,250	0.1	5.75	5.5	767	95	100	0	0	100	100	0	0
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

8. FICO Score

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
620 to 639	6	$2,925,977	0.70%	5.408	5.158	631	69	71.6	0	100	100	100	0	0
640 to 679	42	21,698,018	5.5	5.301	5.051	665	75	88.5	0	83.2	100	100	0	0
680 to 699	66	34,599,180	8.8	5.412	5.162	690	72	97	0	57.3	92.5	85.3	0	14.7
700 to 719	142	75,336,001	19.2	5.328	5.078	710	75	94.5	0	30.2	95.3	96.5	0	3.5
720 to 759	265	146,846,121	37.5	5.337	5.087	740	74	88	0	36	94.7	88.8	1	10.2
760 to 799	187	101,880,168	26	5.233	4.983	777	72	89.9	0	41.9	90.7	88.6	4.3	7.2
800 to 819	14	8,544,534	2.2	5.139	4.889	803	67	87.5	0	43.6	95.1	77.8	0	22.2
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

9. States

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AL	1	$593,083	0.20%	5.625	5.375	723	70	0	0	0	100	100	0	0
AZ	18	9,944,307	2.5	5.27	5.02	731	71	92.2	0	62.7	95.2	100	0	0
CA	465	257,169,174	65.6	5.329	5.079	736	73	91.8	0	36.7	96.5	86.9	1.1	12
CO	24	12,671,086	3.2	5.021	4.771	730	71	63.6	0	76.2	87.5	100	0	0
CT	6	2,825,531	0.7	5.449	5.199	751	74	64.9	0	35.1	82.4	100	0	0
DC	5	2,082,900	0.5	5.021	4.771	699	78	100	0	100	100	100	0	0
FL	29	15,296,566	3.9	5.474	5.224	742	73	92.4	0	25.1	61.8	97.5	2.5	0
GA	17	8,897,218	2.3	5.019	4.769	747	68	92.7	0	65.1	95.6	100	0	0
HI	4	2,977,800	0.8	5.424	5.174	757	68	100	0	46.9	80.5	100	0	0
ID	1	437,750	0.1	5.875	5.625	690	85	100	0	100	0	100	0	0
IL	16	7,610,544	1.9	5.2	4.95	726	75	100	0	67.9	100	100	0	0
KS	1	592,745	0.2	6.125	5.875	730	60	100	0	100	0	100	0	0
MA	3	1,287,380	0.3	5.41	5.16	719	75	100	0	61.2	100	100	0	0
MD	16	7,576,967	1.9	5.076	4.826	718	76	93	0	61.9	90.9	100	0	0
MI	2	1,204,000	0.3	5.229	4.979	734	78	100	0	0	100	100	0	0
MN	2	824,751	0.2	5.317	5.067	766	75	100	0	100	100	100	0	0
MT	1	559,050	0.1	5.25	5	725	75	100	0	100	100	0	100	0
NJ	5	3,614,500	0.9	5.877	5.627	726	71	100	0	12.4	41.6	100	0	0
NM	4	2,257,219	0.6	5.4	5.15	705	77	100	0	26.6	100	100	0	0
NV	33	16,911,642	4.3	5.385	5.135	731	77	89.8	0	44.3	97	100	0	0
OH	2	1,331,520	0.3	5.577	5.327	736	80	100	0	0	100	65.4	0	34.6
OR	6	2,945,503	0.8	5.294	5.044	750	77	85.1	0	27.7	84.2	100	0	0
TN	3	1,375,044	0.4	4.999	4.749	708	80	100	0	27.1	100	100	0	0
TX	19	10,188,558	2.6	5.185	4.935	731	71	84	0	53.9	100	100	0	0
UT	4	2,898,500	0.7	5.338	5.088	743	66	100	0	31.2	100	100	0	0
VA	15	7,832,394	2	5.226	4.976	735	79	81.8	0	60.4	100	100	0	0
WA	20	9,924,268	2.5	5.206	4.956	746	76	82.3	0	44.4	94.9	73.6	19.8	6.5
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

10. Index

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 YR CMT	10	$5,790,800	1.50%	5.129	4.879	773	69	100	0	100	93.5	0	100	0
1 YR LIBOR	664	354,156,108	90.4	5.293	5.043	735	73	89.7	0	41.2	94.1	100	0	0
6 MO LIBOR	48	31,883,093	8.1	5.522	5.272	741	74	97.5	0	35.3	91.7	0	0	100
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

11. Margin

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2.25%	690	$370,452,769	94.50%	5.304	5.054	735	73	90.1	0	40.9	94	94.2	0	5.8
2.75%	19	11,832,461	3	5.234	4.984	747	68	96.2	0	77.6	96.8	42.6	48.9	8.5
3.25%	13	9,544,770	2.4	5.599	5.349	740	69	95.3	0	20.5	86.8	0	0	100
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

12. Caps

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
5/2/2005	670	$356,559,208	91.00%	5.284	5.034	735	73	89.7	0	42.5	94.5	98.4	1.6	0
5/2/2006	1	468,000	0.1	5.5	5.25	749	80	100	0	0	100	100	0	0
6/2/2006	51	34,802,793	8.9	5.564	5.314	741	73	97.7	0	32.3	88.2	8.4	0	91.6
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

13. Max Rate

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
9.000% to 9.499%	4	$2,127,936	0.50%	4.159	3.909	724	80	100	0	48.1	100	100	0	0
9.500% to 9.999%	106	57,386,875	14.6	4.795	4.545	745	72	79.3	0	64.4	95.5	98	2	0
10.000% to 10.499%	352	186,717,478	47.7	5.2	4.95	736	73	91.6	0	42.5	95.3	97.5	2.5	0
10.500% to 10.999%	188	99,728,148	25.5	5.616	5.366	730	74	91.7	0	31.5	92.8	98.3	0	1.7
11.000% to 11.499%	37	20,706,686	5.3	5.613	5.363	733	75	92.4	0	32.1	91.3	42.7	0	57.3
11.500% to 11.999%	30	18,799,128	4.8	5.721	5.471	733	74	100	0	33.6	89.9	24.1	0	75.9
12.000% to 12.499%	4	4,901,250	1.3	6.504	6.254	754	64	100	0	22	100	17.1	0	82.9
12.500% to 12.999%	1	1,462,500	0.4	6.5	6.25	714	65	100	0	0	0	100	0	0
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

14. Months to Roll

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
52	2	$870,000	0.20%	5.065	4.815	761	80	100	0	51.7	100	100	0	0
53	2	1,455,787	0.4	5.351	5.101	682	78	100	0	31.3	100	31.3	0	68.7
54	2	988,000	0.3	5.171	4.921	756	72	100	0	0	47.4	100	0	0
55	34	20,689,471	5.3	5.23	4.98	740	75	93.8	0	36	91.5	48.2	3	48.8
56	45	23,534,374	6	5.245	4.995	716	73	90.8	0	60.5	97.8	81.4	2.4	16.2
57	283	144,939,413	37	5.228	4.978	734	71	87.1	0	61.3	95	97.3	1.1	1.7
58	316	176,000,659	44.9	5.342	5.092	739	75	91.4	0	24.8	94.4	94.4	1.5	4.1
59	38	23,352,295	6	5.71	5.46	738	70	100	0	33.1	83.5	66.8	1.6	31.6
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

15. Property Type

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2-4 Family	7	$6,220,250	1.60%	5.446	5.196	752	69	100	0	40.4	71.9	28.4	0	71.6
Condominium	61	29,449,879	7.5	5.306	5.056	743	77	95.4	0	47.1	80.2	89.1	3.8	7.2
Planned Unit Development	231	128,545,801	32.8	5.294	5.044	731	73	88.9	0	42.6	96.1	92.2	0	7.8
Single Family	423	227,614,070	58.1	5.314	5.064	737	73	90.4	0	40.3	95.1	91.2	2.1	6.7
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

16. Occupancy Code

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Investment	7	$4,305,655	1.10%	5.517	5.267	767	61	88.5	0	23.3	0	47.6	0	52.4
Primary Residence	677	368,039,455	93.9	5.3	5.05	735	73	90.6	0	41.7	100	90.6	1.5	7.9
Second Home	38	19,484,890	5	5.437	5.187	744	70	88.4	0	42.6	0	96.1	1.9	2
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

17. Purpose

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Cash Out Refinance	120	$67,195,568	17.10%	5.33	5.08	727	67	91.9	0	57.7	95.6	77.5	2.6	19.8
Purchase	427	235,660,312	60.1	5.309	5.059	740	77	91.7	0	33.6	93	91.2	1.2	7.5
Rate Term Refinance	175	88,974,120	22.7	5.291	5.041	730	67	86.1	0	50.3	95.1	97.8	1.3	0.9
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

18. Documentation Type

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Asset Only	27	$13,377,363	3.40%	5.292	5.042	714	77	92.4	0	0	100	100	0	0
FULL	314	162,802,035	41.5	5.21	4.96	731	72	89.1	0	100	94.3	89.5	3.6	6.9
Income Only	229	131,723,905	33.6	5.358	5.108	742	76	90.4	0	0	93.8	100	0	0
STATED	152	83,926,697	21.4	5.428	5.178	738	71	92.7	0	0	92.5	75.4	0	24.6
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

19. Prepayment Penalty Terms

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	697	$374,138,992	95.50%	5.3	5.05	736	73	90.2	0	42.4	94.1	94	1.5	4.4
6	11	8,004,632	2	5.511	5.261	745	70	94.4	0	5.7	100	19.5	0	80.5
36	9	6,185,278	1.6	5.369	5.119	710	77	93.4	0	22.8	81.3	6.6	0	93.4
60	5	3,501,099	0.9	5.647	5.397	748	73	100	0	68.4	85.5	13.4	0	86.6
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

20. Interest Only

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
N	71	$37,417,803	9.50%	5.17	4.92	742	71	0	0	47.2	92.7	97.8	0	2.2
Y	651	354,412,197	90.5	5.324	5.074	735	73	100	0	41	94.1	89.6	1.6	8.8
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

21. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
CurLTV <= 80	716	$389,338,375	99.40%	5.308	5.058	736	73	90.5	0	41.4	94	90.3	1.5	8.2
CurLTV > 80 and Insured	6	2,491,626	0.6	5.43	5.18	723	88	83	0	67.7	82.4	100	0	0
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

22. Servicer

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Countrywide	301	$166,408,673	42.50%	5.367	5.117	736	76	91.5	0	12.8	94.1	100	0	0
Countrywide sub-serv	107	65,429,123	16.7	5.431	5.181	742	73	95.3	0	38.8	88.5	44.2	7	48.7
National City Mortga	314	159,992,204	40.8	5.199	4.949	732	70	87.4	0	72.6	96	99.3	0.7	0
Total:	722	$391,830,000	100.00%	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1

Selection Criteria: Group 7 - 7yr Hybrids

1. Stats

2. Group

3. Principal Balance

4. Current Rate

5. Age

6. Original Loan-To-Value Ratio

7. Current Loan-To-Value Ratio

8. FICO Score

9. States

10. Index

11. Margin

12. Caps

13. Max Rate

14. Months to Roll

15. Property Type

16. Occupancy Code

17. Purpose

18. Documentation Type

19. Prepayment Penalty Terms

20. Interest Only

21. Mortgage Insurance

22. Servicer

1. Stats

Count: 86
Current Balance: $35,888,116
Average Current Balance: $417,304
Gross Weighted Average Coupon: 5.284%
Net Weighted Average Coupon: 5.034%
Weighted Average Expense Rate: 0.250%
Weighted Average Expense Rate - after Reset: 0.250%
Original Term: 360
Remaining Term: 357
Age: 3
Original Loan-to-Value Ratio: 70.75%
Current Loan-to-Value Ratio: 70.68%
Margin: 2.333%
Net Margin: 2.083%
Non-Zero Initial Periodic Cap: 5.055%
Non-Zero Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 10.339%
Months to Next Roll: 81
FICO Score: 745
Max Zip Code Percentage: 3.701%

2. Group

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Group 7 - 7yr Hybrids	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

3. Principal Balance

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
$50,000.01 to $200,000.00	11	$1,682,287	4.70%	5.484	5.234	746	61	73.3	100	80.5	89	100	0	0
$200,000.01 to $350,000.00	23	6,498,047	18.1	5.351	5.101	744	72	76.2	100	77.9	86.4	90.7	5.1	4.2
$350,000.01 to $500,000.00	25	10,684,597	29.8	5.391	5.141	750	76	70.4	6.6	76.5	100	96.5	0	3.5
$500,000.01 to $650,000.00	21	12,158,888	33.9	5.22	4.97	742	72	75.5	0	62.4	95.2	90.2	5.1	4.8
$650,000.01 to $800,000.00	4	2,774,600	7.7	5.13	4.88	747	66	100	0	73	73	49	24	27
$950,000.01 to $1,100,000.00	2	2,089,698	5.8	4.946	4.696	736	46	0	0	0	100	100	0	0
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

4. Current Rate

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
4.500% to 4.749%	3	$1,215,963	3.40%	4.563	4.313	748	66	22.2	50.7	100	100	100	0	0
4.750% to 4.999%	10	5,113,751	14.2	4.795	4.545	739	74	69.7	6	69.6	100	75	25	0
5.000% to 5.249%	14	6,927,154	19.3	5.058	4.808	758	68	62.2	16.6	63.5	100	96.1	0	3.9
5.250% to 5.499%	27	11,406,243	31.8	5.293	5.043	752	68	62.1	24.5	71.1	83.6	88.4	0	11.6
5.500% to 5.749%	15	5,328,470	14.8	5.588	5.338	754	76	94.4	40.1	63.4	100	100	0	0
5.750% to 5.999%	14	5,272,535	14.7	5.809	5.559	711	73	90.8	31.1	64.9	90.1	93.7	6.3	0
6.000% to 6.249%	3	624,000	1.7	6.028	5.778	717	74	100	40.4	17.9	100	40.4	0	59.6
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

5. Age

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0 to 4	79	$32,204,278	89.70%	5.288	5.038	746	72	72.7	26.1	73.2	94.4	90.7	5	4.3
5 to 9	7	3,683,837	10.3	5.246	4.996	735	61	61	13.2	16.6	84.3	84.3	0	15.7
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
30.001% to 40.000%	3	$1,402,796	3.90%	5.182	4.932	738	33	7.8	22	22	100	100	0	0
40.001% to 50.000%	5	2,440,889	6.8	5.338	5.088	743	46	74.5	17.1	17.1	69.3	69.3	0	30.7
50.001% to 60.000%	10	4,285,736	11.9	5.014	4.764	753	57	35.4	26.1	59.6	100	100	0	0
60.001% to 70.000%	12	4,752,540	13.2	5.445	5.195	735	66	88	25.3	69.7	80.7	87.8	0	12.2
70.001% to 75.000%	8	2,822,919	7.9	5.572	5.322	725	73	89.4	48.3	82.2	100	100	0	0
75.001% to 80.000%	46	19,243,119	53.6	5.275	5.025	750	79	75.8	23.3	74.5	96.2	88.3	8.4	3.3
80.001% to 85.000%	1	512,617	1.4	4.75	4.5	726	80	100	0	100	100	100	0	0
85.001% to 90.000%	1	427,500	1.2	5.375	5.125	710	90	100	0	100	100	100	0	0
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
30.001% to 40.000%	3	$1,402,796	3.90%	5.182	4.932	738	33	7.8	22	22	100	100	0	0
40.001% to 50.000%	5	2,440,889	6.8	5.338	5.088	743	46	74.5	17.1	17.1	69.3	69.3	0	30.7
50.001% to 60.000%	10	4,285,736	11.9	5.014	4.764	753	57	35.4	26.1	59.6	100	100	0	0
60.001% to 70.000%	12	4,752,540	13.2	5.445	5.195	735	66	88	25.3	69.7	80.7	87.8	0	12.2
70.001% to 75.000%	8	2,822,919	7.9	5.572	5.322	725	73	89.4	48.3	82.2	100	100	0	0
75.001% to 80.000%	47	19,755,736	55	5.262	5.012	750	80	76.4	22.7	75.2	96.3	88.6	8.2	3.3
85.001% to 90.000%	1	427,500	1.2	5.375	5.125	710	90	100	0	100	100	100	0	0
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

8. FICO Score

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
620 to 639	1	$267,949	0.70%	5.75	5.5	637	73	100	100	100	100	100	0	0
640 to 679	2	863,000	2.4	5.782	5.532	652	68	100	25.3	100	100	100	0	0
680 to 699	8	3,104,643	8.7	5.365	5.115	692	75	76.5	22.7	83.1	100	91.3	0	8.7
700 to 719	8	2,542,398	7.1	5.562	5.312	709	66	95.4	23.4	54.3	100	85.4	0	14.6
720 to 759	35	16,171,209	45.1	5.241	4.991	740	70	61.5	24.3	57.6	89.7	89.7	2.1	8.2
760 to 799	28	11,329,769	31.6	5.204	4.954	776	74	77.6	22.9	79.9	96.4	88.7	11.3	0
800 to 819	4	1,609,146	4.5	5.343	5.093	802	60	61.3	35.6	45.6	80.1	100	0	0
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

9. States

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AZ	4	$1,638,849	4.60%	5.417	5.167	761	71	53.1	12.2	72.2	100	100	0	0
CA	27	13,227,065	36.9	5.262	5.012	740	68	76.5	17.7	55.6	88.6	75.4	9.7	14.9
CO	2	1,553,095	4.3	4.84	4.59	751	62	35.9	0	35.9	100	100	0	0
DC	3	1,265,488	3.5	4.972	4.722	772	73	100	22.1	100	100	100	0	0
FL	4	1,092,584	3	5.27	5.02	709	69	33.2	59.9	87.2	79.6	100	0	0
GA	5	1,414,997	3.9	5.223	4.973	757	76	90.6	61	74.8	100	100	0	0
HI	1	338,000	0.9	5.75	5.5	720	63	100	100	0	0	100	0	0
IL	1	267,074	0.7	5.25	5	754	56	0	100	100	100	100	0	0
IN	1	400,000	1.1	5.25	5	730	71	100	0	100	100	100	0	0
MA	3	1,703,847	4.7	5.399	5.149	756	70	71.4	0	69.7	100	100	0	0
MD	8	3,275,273	9.1	5.172	4.922	750	80	75	8.2	88.8	100	100	0	0
MI	1	218,000	0.6	5.875	5.625	671	47	100	100	100	100	100	0	0
MO	1	156,500	0.4	5.875	5.625	741	69	100	100	100	100	100	0	0
NC	1	332,000	0.9	5.75	5.5	752	80	100	100	100	100	0	100	0
NV	1	343,501	1	5.25	5	730	53	0	100	0	100	100	0	0
OH	2	761,638	2.1	5.04	4.79	707	78	100	14.7	100	100	100	0	0
OR	1	650,000	1.8	5.25	5	717	44	100	0	0	100	100	0	0
PA	1	228,000	0.6	5.375	5.125	712	80	100	100	100	100	100	0	0
TX	4	1,189,421	3.3	5.258	5.008	754	76	15.9	50.8	59	100	100	0	0
VA	13	4,789,584	13.3	5.451	5.201	753	74	67.3	35.2	85.5	93.3	100	0	0
WA	2	1,043,200	2.9	5.625	5.375	760	80	100	0	54.4	100	100	0	0
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

10. Index

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 YR CMT	3	$1,612,800	4.50%	5.004	4.754	767	80	100	20.6	100	100	0	100	0
1 YR LIBOR	79	32,303,779	90	5.294	5.044	745	71	68.4	25.7	69.1	96.7	100	0	0
6 MO LIBOR	4	1,971,537	5.5	5.357	5.107	722	64	100	13.8	13.8	32.6	0	0	100
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

11. Margin

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2.25%	76	$30,882,280	86.10%	5.312	5.062	744	71	70	25.4	66.4	96.5	97.9	0	2.1
2.75%	8	3,677,463	10.2	5.062	4.812	753	75	74.3	28.1	100	100	56.1	43.9	0
2.90%	1	578,373	1.6	5.25	5	745	65	100	0	0	0	0	0	100
3.25%	1	750,000	2.1	5.25	5	728	50	100	0	0	0	0	0	100
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

12. Caps

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
5/2/2005	82	$33,916,579	94.50%	5.28	5.03	746	71	69.9	25.4	70.5	96.9	95.2	4.8	0
6/2/2006	4	1,971,537	5.5	5.357	5.107	722	64	100	13.8	13.8	32.6	0	0	100
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

13. Max Rate

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
9.500% to 9.999%	13	$6,329,714	17.60%	4.75	4.5	741	72	60.5	14.6	75.5	100	79.8	20.2	0
10.000% to 10.499%	38	16,733,860	46.6	5.204	4.954	757	69	58.5	21.9	73.1	96.8	100	0	0
10.500% to 10.999%	29	10,601,005	29.5	5.698	5.448	733	74	92.6	35.6	64.1	95.1	96.9	3.1	0
11.000% to 11.499%	5	1,851,537	5.2	5.325	5.075	729	61	100	28.3	20.7	28.3	13.6	0	86.4
12.000% to 12.499%	1	372,000	1	6	5.75	701	80	100	0	0	100	0	0	100
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

14. Months to Roll

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
76	1	$141,457	0.40%	5.75	5.5	698	79	100	100	100	100	100	0	0
78	1	500,000	1.4	5.75	5.5	720	80	100	0	0	100	100	0	0
79	5	3,042,381	8.5	5.14	4.89	739	57	52.8	11.3	15.5	81	81	0	19
80	4	1,639,077	4.6	5.201	4.951	750	65	81.8	31.8	13.6	40.6	54.2	0	45.8
81	59	23,447,899	65.3	5.292	5.042	745	71	69.9	27.2	82.1	97.8	98.6	1.4	0
82	6	2,911,036	8.1	5.234	4.984	750	77	100	9.3	83.7	100	46.7	44	9.3
83	10	4,206,265	11.7	5.341	5.091	745	75	65.9	29.2	39.9	92	91.2	0	8.8
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

15. Property Type

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2-4 Family	1	$578,373	1.60%	5.25	5	745	65	100	0	0	0	0	0	100
Condominium	7	2,702,300	7.5	5.082	4.832	763	76	100	35.2	87.5	79.2	52.6	47.4	0
Planned Unit Development	32	13,946,696	38.9	5.358	5.108	744	74	66.6	21.2	69.4	96.4	100	0	0
Single Family	46	18,660,747	52	5.26	5.01	743	68	70.2	26.7	65.1	96	90.8	1.8	7.5
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

16. Occupancy Code

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Investment	3	$1,666,373	4.60%	5.351	5.101	732	58	100	20.3	0	0	20.3	0	79.7
Primary Residence	80	33,493,588	93.3	5.277	5.027	744	71	69.5	23.4	70.1	100	93.3	4.8	1.9
Second Home	3	728,155	2	5.447	5.197	789	80	100	100	100	0	100	0	0
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

17. Purpose

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Cash Out Refinance	23	$8,488,915	23.70%	5.428	5.178	736	67	89	38.3	68	84.4	80	0	20
Purchase	43	18,666,002	52	5.212	4.962	748	77	78.6	21.5	76.2	94.3	89.9	8.6	1.5
Rate Term Refinance	20	8,733,199	24.3	5.298	5.048	746	61	39.4	18.7	48.1	100	100	0	0
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

18. Documentation Type

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
FULL	62	$24,195,241	67.40%	5.258	5.008	746	74	73.6	28	100	97	92.2	6.7	1.1
STATED	24	11,692,875	32.6	5.339	5.089	743	64	67.1	18.2	0	85.7	85.5	0	14.5
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

19. Prepayment Penalty Terms

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	84	$34,559,743	96.30%	5.285	5.035	745	71	70.4	25.7	70	96.9	93.5	4.7	1.9
36	2	1,328,373	3.7	5.25	5	735	57	100	0	0	0	0	0	100
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

20. Interest Only

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
N	22	$10,221,767	28.50%	5.131	4.881	751	64	0	19.5	62.4	100	100	0	0
Y	64	25,666,348	71.5	5.345	5.095	743	73	100	26.9	69.4	90.7	86	6.3	7.7
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

21. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
CurLTV <= 80	85	$35,460,616	98.80%	5.283	5.033	745	70	71.2	25.1	67	93.2	89.9	4.5	5.6
CurLTV > 80 and Insured	1	427,500	1.2	5.375	5.125	710	90	100	0	100	100	100	0	0
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

22. Servicer

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Countrywide sub-serv	23	$11,291,209	31.50%	5.229	4.979	745	70	77.6	16.4	36.2	85.2	71.2	11.3	17.5
National City Mortga	63	24,596,907	68.5	5.31	5.06	745	71	68.7	28.6	81.7	97	98.7	1.3	0
Total:	86	$35,888,116	100.00%	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5

Selection Criteria: Group 8 - 10yr Hybrids

1. Stats

2. Group

3. Principal Balance

4. Current Rate

5. Age

6. Original Loan-To-Value Ratio

7. Current Loan-To-Value Ratio

8. FICO Score

9. States

10. Index

11. Margin

12. Caps

13. Max Rate

14. Months to Roll

15. Property Type

16. Occupancy Code

17. Purpose

18. Documentation Type

19. Prepayment Penalty Terms

20. Interest Only

21. Mortgage Insurance

22. Servicer

1. Stats

Count: 145
Current Balance: $75,342,016
Average Current Balance: $519,600
Gross Weighted Average Coupon: 5.586%
Net Weighted Average Coupon: 5.336%
Weighted Average Expense Rate: 0.250%
Weighted Average Expense Rate - after Reset: 0.316%
Original Term: 360
Remaining Term: 357
Age: 3
Original Loan-to-Value Ratio: 69.11%
Current Loan-to-Value Ratio: 68.52%
Margin: 2.269%
Net Margin: 1.953%
Non-Zero Initial Periodic Cap: 5.020%
Non-Zero Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 10.606%
Months to Next Roll: 117
FICO Score: 747
Max Zip Code Percentage: 2.469%

2. Group

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Group 8 - 10yr Hybrids	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

3. Principal Balance

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
$50,000.01 to $200,000.00	8	$1,330,288	1.80%	5.692	5.442	726	63	87.4	85.4	60.2	87.5	100	0	0
$200,000.01 to $350,000.00	19	5,299,362	7	5.558	5.308	760	67	89.2	93.4	72.3	90.2	96	0	4
$350,000.01 to $500,000.00	58	24,802,007	32.9	5.656	5.406	747	73	82.1	1.4	45.2	96.4	96.6	1.7	1.7
$500,000.01 to $650,000.00	31	18,060,680	24	5.538	5.288	744	71	74.4	0	54.2	89.8	96.6	3.4	0
$650,000.01 to $800,000.00	10	7,044,814	9.4	5.561	5.311	752	71	79.6	0	21	100	100	0	0
$800,000.01 to $950,000.00	9	7,675,205	10.2	5.725	5.475	745	70	77.9	0	78.4	100	88.6	0	11.4
$950,000.01 to $1,100,000.00	7	6,929,661	9.2	5.428	5.178	759	52	71.9	0	28.6	100	85.6	14.4	0
$1,100,000.01 to $1,250,000.00	1	1,200,000	1.6	5.25	5	762	60	100	0	0	100	100	0	0
$1,400,000.01 to $1,550,000.00	2	3,000,000	4	5.5	5.25	727	57	100	0	50	100	100	0	0
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

4. Current Rate

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
4.750% to 4.999%	4	$1,585,045	2.10%	4.861	4.611	724	75	73.2	11.4	88.6	100	73.2	26.8	0
5.000% to 5.249%	8	4,364,091	5.8	5.114	4.864	748	69	43.3	6.2	88	100	100	0	0
5.250% to 5.499%	27	16,117,775	21.4	5.32	5.07	753	66	80.9	10.2	49.1	100	100	0	0
5.500% to 5.749%	47	25,118,953	33.3	5.555	5.305	750	66	76.9	8.6	50	89.5	93.6	6.4	0
5.750% to 5.999%	45	21,376,649	28.4	5.797	5.547	750	70	90.4	8.7	43.7	96.3	97	0	3
6.000% to 6.249%	11	5,345,407	7.1	6.058	5.808	721	75	96.9	3.1	12.5	100	100	0	0
6.250% to 6.499%	1	875,781	1.2	6.25	6	712	80	0	0	100	100	0	0	100
6.500% to 6.749%	1	155,000	0.2	6.625	6.375	692	48	100	100	0	100	100	0	0
6.750% to 6.999%	1	403,314	0.5	6.875	6.625	751	80	100	0	0	100	100	0	0
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

5. Age

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0 to 4	134	$68,838,476	91.40%	5.576	5.326	748	69	82.5	8.1	46.3	95.4	97	2.1	0.9
5 to 9	11	6,503,539	8.6	5.689	5.439	740	64	56.7	13.7	72.5	95.8	77.2	9.3	13.5
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
20.001% to 30.000%	2	$880,609	1.20%	5.539	5.289	790	25	31.2	31.2	100	68.8	31.2	68.8	0
30.001% to 40.000%	2	1,725,000	2.3	5.408	5.158	721	35	100	0	0	100	100	0	0
40.001% to 50.000%	13	7,938,611	10.5	5.549	5.299	742	47	75.4	7.1	19.8	100	84.8	12.6	2.6
50.001% to 60.000%	11	6,389,845	8.5	5.464	5.214	761	56	74.8	13.3	60.4	100	100	0	0
60.001% to 70.000%	34	18,326,253	24.3	5.568	5.318	743	67	81.5	8.3	57.6	89.9	97.7	0	2.3
70.001% to 75.000%	13	7,005,499	9.3	5.607	5.357	754	73	82.1	6.2	58.6	100	100	0	0
75.001% to 80.000%	68	32,717,404	43.4	5.636	5.386	747	78	81.4	7.5	46.7	96	96	1.3	2.7
85.001% to 90.000%	1	217,500	0.3	5.375	5.125	734	89	100	100	100	100	100	0	0
90.001% to 95.000%	1	141,294	0.2	5.75	5.5	794	94	100	100	100	100	100	0	0
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
20.001% to 30.000%	2	$880,609	1.20%	5.539	5.289	790	25	31.2	31.2	100	68.8	31.2	68.8	0
30.001% to 40.000%	4	2,268,996	3	5.507	5.257	735	34	100	0	0	100	100	0	0
40.001% to 50.000%	13	7,938,611	10.5	5.549	5.299	742	47	75.4	7.1	19.8	100	84.8	12.6	2.6
50.001% to 60.000%	12	6,974,876	9.3	5.498	5.248	764	56	76.9	12.2	55.3	100	100	0	0
60.001% to 70.000%	34	18,326,253	24.3	5.568	5.318	743	67	81.5	8.3	57.6	89.9	97.7	0	2.3
70.001% to 75.000%	13	7,005,499	9.3	5.607	5.357	754	73	82.1	6.2	58.6	100	100	0	0
75.001% to 80.000%	65	31,588,377	41.9	5.628	5.378	746	80	80.8	7.7	48.4	95.9	95.9	1.3	2.8
85.001% to 90.000%	1	217,500	0.3	5.375	5.125	734	89	100	100	100	100	100	0	0
90.001% to 95.000%	1	141,294	0.2	5.75	5.5	794	94	100	100	100	100	100	0	0
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

8. FICO Score

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
640 to 679	9	$3,780,395	5.00%	5.42	5.17	668	66	100	15.8	56.9	100	100	0	0
680 to 699	8	3,155,898	4.2	5.686	5.436	691	73	86.6	18.3	37.6	86.1	100	0	0
700 to 719	18	10,132,952	13.4	5.675	5.425	707	70	59.4	0	50.1	100	87.2	4.2	8.6
720 to 759	48	27,468,622	36.5	5.635	5.385	739	70	92	6.7	40.6	96	98.5	0	1.5
760 to 799	51	24,901,276	33.1	5.544	5.294	778	66	75.1	10.9	54.1	93.5	92.7	6.4	0.8
800 to 819	10	5,456,873	7.2	5.422	5.172	806	69	64.5	13.5	57.1	95	100	0	0
820 to 839	1	446,000	0.6	5.625	5.375	833	80	100	0	100	100	100	0	0
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

9. States

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AZ	3	$1,015,036	1.30%	5.248	4.998	728	68	100	40.9	100	83.6	100	0	0
CA	68	42,464,543	56.4	5.597	5.347	750	65	76.4	2.6	35.2	98.3	92.7	4.8	2.6
CO	7	2,719,000	3.6	5.687	5.437	741	78	100	19.9	83.3	100	100	0	0
CT	2	1,239,882	1.6	5.883	5.633	723	76	67.7	0	0	100	100	0	0
DC	1	300,000	0.4	5.75	5.5	774	67	100	100	0	100	100	0	0
DE	1	550,000	0.7	5.875	5.625	777	64	100	0	100	0	100	0	0
FL	4	1,661,259	2.2	5.701	5.451	744	76	70	19.7	49.7	100	100	0	0
GA	6	2,575,468	3.4	5.642	5.392	741	70	76.1	16.3	83.3	100	100	0	0
IL	3	1,363,384	1.8	5.562	5.312	720	58	64.2	11.4	35.8	100	100	0	0
IN	3	1,896,561	2.5	5.51	5.26	722	76	79	0	65.8	100	100	0	0
KY	1	383,958	0.5	5.75	5.5	711	80	100	0	0	100	100	0	0
MA	1	217,500	0.3	5.375	5.125	734	89	100	100	100	100	100	0	0
MD	10	4,241,389	5.6	5.406	5.156	760	74	85.9	11.4	80.3	100	100	0	0
MI	1	489,679	0.6	5.5	5.25	711	68	0	0	100	100	100	0	0
MN	3	1,357,482	1.8	5.81	5.56	748	71	60.4	0	39.6	100	68.7	0	31.3
MT	1	500,000	0.7	5.75	5.5	731	80	100	0	100	100	100	0	0
NC	2	830,000	1.1	5.435	5.185	754	69	100	21.7	0	21.7	100	0	0
NJ	6	2,934,759	3.9	5.591	5.341	730	77	82.2	0	29.9	84.4	100	0	0
SC	1	649,800	0.9	5.5	5.25	762	61	100	0	100	0	100	0	0
TX	3	602,294	0.8	5.57	5.32	728	80	100	100	100	100	100	0	0
UT	1	350,000	0.5	5.5	5.25	767	78	100	100	0	100	100	0	0
VA	13	5,030,372	6.7	5.534	5.284	762	67	93.7	22.1	76.7	100	100	0	0
WA	3	1,725,652	2.3	5.402	5.152	732	80	100	0	100	100	100	0	0
WV	1	244,000	0.3	5.875	5.625	771	80	100	100	100	0	100	0	0
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

10. Index

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 YR CMT	3	$2,028,465	2.70%	5.369	5.119	771	46	0	0	50.8	100	0	100	0
1 YR LIBOR	139	71,802,770	95.3	5.582	5.332	747	69	83.3	8.7	48.3	95.2	100	0	0
6 MO LIBOR	3	1,510,781	2	6.057	5.807	731	71	42	13.9	58	100	0	0	100
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

11. Margin

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2.25%	141	$72,501,551	96.20%	5.595	5.345	746	69	82.3	8.9	48	95.3	97.9	0	2.1
2.75%	4	2,840,465	3.8	5.371	5.121	772	48	28.6	0	64.9	100	28.6	71.4	0
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

12. Caps

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
5/2/2005	142	$73,831,235	98.00%	5.576	5.326	748	68	81	8.4	48.4	95.4	97.3	2.7	0
6/2/2006	3	1,510,781	2	6.057	5.807	731	71	42	13.9	58	100	0	0	100
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

13. Max Rate

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
9.500% to 9.999%	4	$1,585,045	2.10%	4.861	4.611	724	75	73.2	11.4	88.6	100	73.2	26.8	0
10.000% to 10.499%	35	20,481,867	27.2	5.276	5.026	752	67	72.9	9.3	57.4	100	100	0	0
10.500% to 10.999%	90	45,860,602	60.9	5.664	5.414	750	68	82.9	8.3	47.8	92.5	96.5	3.5	0
11.000% to 11.499%	11	5,345,407	7.1	6.058	5.808	721	75	96.9	3.1	12.5	100	100	0	0
11.500% to 11.999%	4	1,193,314	1.6	6.266	6.016	747	64	100	30.6	0	100	46.8	0	53.2
12.000% to 12.499%	1	875,781	1.2	6.25	6	712	80	0	0	100	100	0	0	100
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

14. Months to Roll

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
112	1	$275,000	0.40%	5.625	5.375	803	28	100	100	100	0	100	0	0
113	2	1,584,609	2.1	5.732	5.482	764	45	61.8	0	100	100	61.8	38.2	0
114	1	359,000	0.5	5.625	5.375	738	69	100	100	0	100	100	0	0
115	7	4,284,931	5.7	5.682	5.432	728	73	48.5	6	66.7	100	79.6	0	20.4
116	4	2,696,627	3.6	5.231	4.981	775	60	42.4	12.3	100	100	100	0	0
117	65	30,547,632	40.5	5.495	5.245	749	69	78.3	14.2	71.9	93.2	98.6	0	1.4
118	61	34,484,217	45.8	5.674	5.424	745	69	88.7	0.6	20.9	96.8	95.3	4.1	0.6
119	4	1,110,000	1.5	5.631	5.381	760	63	100	61.7	0	100	100	0	0
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

15. Property Type

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2-4 Family	2	$517,500	0.70%	5.592	5.342	757	76	100	100	42	100	100	0	0
Condominium	7	3,064,310	4.1	5.745	5.495	755	71	79	15.9	67	58.2	100	0	0
Planned Unit Development	43	22,457,893	29.8	5.583	5.333	750	70	89.3	5.6	63	94.2	100	0	0
Single Family	93	49,302,313	65.4	5.577	5.327	746	68	76	8.5	40.9	98.3	92.8	4.1	3.1
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

16. Occupancy Code

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Primary Residence	137	$71,910,205	95.40%	5.584	5.334	747	69	79.3	8	47.7	100	95.1	2.8	2.1
Second Home	8	3,431,811	4.6	5.636	5.386	754	67	100	20	68.2	0	100	0	0
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

17. Purpose

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Cash Out Refinance	31	$14,594,029	19.40%	5.697	5.447	741	63	74.9	13.8	46.4	96.2	82.8	6.8	10.4
Purchase	78	39,221,095	52.1	5.555	5.305	754	74	85	7.7	41.3	92.7	98.9	1.1	0
Rate Term Refinance	36	21,526,892	28.6	5.566	5.316	740	63	75.2	6.5	63.3	100	97.2	2.8	0
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2
18. Documentation Type

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Asset Only	11	$6,012,973	8.00%	5.515	5.265	744	68	83.1	0	0	92.7	100	0	0
FULL	74	36,609,522	48.6	5.515	5.265	751	70	75.7	12.7	100	93.6	94.8	2.8	2.4
Income Only	43	24,727,252	32.8	5.692	5.442	747	69	85	0	0	97.4	100	0	0
No Doc	2	635,000	0.8	5.791	5.541	758	59	100	33.1	0	100	0	0	100
STATED	15	7,357,269	9.8	5.623	5.373	734	61	83	21.8	0	100	86.4	13.6	0
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

19. Prepayment Penalty Terms

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	143	$73,560,298	97.60%	5.579	5.329	748	68	81	8.8	47.3	95.3	96.4	2.8	0.9
6	1	905,937	1.2	5.5	5.25	735	67	100	0	100	100	100	0	0
60	1	875,781	1.2	6.25	6	712	80	0	0	100	100	0	0	100
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

20. Interest Only

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
N	27	$14,883,660	19.80%	5.495	5.245	757	67	0	5	59.9	100	80.5	13.6	5.9
Y	118	60,458,356	80.2	5.609	5.359	745	69	100	9.4	45.8	94.3	98.9	0	1.1
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

21. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
CurLTV <= 80	143	$74,983,222	99.50%	5.586	5.336	747	68	80.2	8.1	48.3	95.4	95.3	2.7	2
CurLTV > 80 and Insured	2	358,794	0.5	5.523	5.273	758	91	100	100	100	100	100	0	0
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

22. Servicer

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Countrywide	69	$39,597,657	52.60%	5.641	5.391	747	70	82.9	0	22.4	97.2	100	0	0
Countrywide sub-serv	20	10,483,395	13.9	5.613	5.363	749	62	59.6	17	56.8	97.4	66.2	19.3	14.4
National City Mortga	56	25,260,964	33.5	5.488	5.238	748	69	84.7	18.4	86.3	91.8	100	0	0
Total:	145	$75,342,016	100.00%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2

Goldman, Sachs & Co.

GSR 2005-AR3

Cut-off - May 1, 2005

Short ARMs

Selection Criteria: Short ARMs

1. Stats

2. Group

3. Principal Balance

4. Current Rate

5. Age

6. Original Loan-To-Value Ratio

7. Current Loan-To-Value Ratio

8. FICO Score

9. States

10. Index

11. Margin

12. Caps

13. Max Rate

14. Months to Roll

15. Property Type

16. Occupancy Code

17. Purpose

18. Documentation Type

19. Prepayment Penalty Terms

20. Interest Only

21. Mortgage Insurance

22. Servicer

1. Stats

Count: 1,004

Current Balance: $317,958,590

Average Current Balance: $316,692

Gross Weighted Average Coupon: 3.727%

Net Weighted Average Coupon: 3.401%

Weighted Average Expense Rate: 0.325%

Weighted Average Expense Rate - after Reset: 0.325%

Original Term: 360

Remaining Term: 356

Age: 4

Original Loan-to-Value Ratio: 69.61%

Current Loan-to-Value Ratio: 69.23%

Margin: 2.130%

Net Margin: 1.805%

Non-Zero Initial Periodic Cap: 1.717%

Non-Zero Subsequent Periodic Cap: 1.722%

Maximum Interest Rate: 11.992%

Months to Next Roll: 4

FICO Score: 737

Max Zip Code Percentage: 0.781%

2. Group

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Group 1 - Short ARMs/Conforming	661	$139,930,727	44.00%	3.589	3.274	735	71	91.4	100	71.9	93.9	1.4	0	98.6
Group 2 - Short ARMs/Jumbo	343	178,027,862	56	3.835	3.501	738	68	92.2	0	61.9	94	2.2	0	97.8
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

3. Principal Balance

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Lower than $50,000.00	2	$67,800	0.00%	4.397	4.022	762	19	100	57.5	100	100	0	0	100
$50,000.01 to $200,000.00	310	44,980,749	14.1	3.436	3.128	736	72	90	99.9	74.8	95	1.3	0	98.7
$200,000.01 to $350,000.00	340	90,565,491	28.5	3.659	3.342	736	70	91.7	98.5	70.4	93.2	1.8	0	98.2
$350,000.01 to $500,000.00	215	89,443,879	28.1	3.827	3.497	738	71	93.1	6.5	61.3	95.5	1.3	0	98.7
$500,000.01 to $650,000.00	98	57,319,274	18	3.726	3.397	736	70	92.8	0	62.9	92.8	2.1	0	97.9
$650,000.01 to $800,000.00	12	8,732,596	2.7	4.206	3.882	735	69	84.1	0	83.7	100	15.9	0	84.1
$800,000.01 to $950,000.00	9	7,925,081	2.5	3.785	3.424	734	67	100	0	44.1	78	0	0	100
$950,000.01 to $1,100,000.00	14	13,893,479	4.4	3.983	3.635	757	53	92.8	0	57.4	92.8	0	0	100
$1,100,000.01 to $1,250,000.00	2	2,369,657	0.7	3.776	3.401	696	53	100	0	100	100	0	0	100
$1,250,000.01 to $1,400,000.00	2	2,660,583	0.8	4.425	4.05	733	67	51.4	0	48.6	100	0	0	100
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

4. Current Rate

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1.750% to 1.999%	155	$32,368,409	10.20%	1.99	1.74	736	68	100	84.7	100	94.8	0	0	100
2.750% to 2.999%	53	19,809,405	6.2	2.856	2.51	739	69	92.7	29.2	41.4	100	0	0	100
3.000% to 3.249%	48	15,998,672	5	3.095	2.81	742	70	88.5	34.2	72.3	100	0	0	100
3.250% to 3.499%	53	19,701,555	6.2	3.319	3.058	739	67	95.9	38.8	78.4	97.9	0	0	100
3.500% to 3.749%	109	43,057,115	13.5	3.601	3.256	743	66	96.5	28.8	76.1	94.1	0.8	0	99.2
3.750% to 3.999%	186	62,333,025	19.6	3.826	3.502	735	69	94	44.1	78.6	92.2	1.6	0	98.4
4.000% to 4.249%	161	50,489,768	15.9	4.014	3.664	730	70	98.3	43.1	66.9	88.6	0.7	0	99.3
4.250% to 4.499%	39	11,166,156	3.5	4.313	4	737	69	82.7	64.3	47	95.4	5.2	0	94.8
4.500% to 4.749%	54	16,357,251	5.1	4.607	4.254	736	71	81.2	36.3	39.2	94	2.5	0	97.5
4.750% to 4.999%	86	30,186,040	9.5	4.786	4.426	744	72	81.3	32.6	35	98.5	5.5	0	94.5
5.000% to 5.249%	49	13,836,143	4.4	5.045	4.673	731	72	75.4	56.3	32.8	85.7	0	0	100
5.250% to 5.499%	5	705,589	0.2	5.3	4.925	748	75	100	100	10.2	100	0	0	100
5.500% to 5.749%	3	1,047,238	0.3	5.577	5.313	745	68	11.5	38.1	11.5	100	88.5	0	11.5
6.000% to 6.249%	3	902,223	0.3	6.015	5.741	648	79	11.7	19.1	80.9	92.6	80.9	0	19.1
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

5. Age

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0 to 4	715	$226,456,648	71.20%	3.534	3.225	735	68	94.9	45.3	79.9	93.2	1.3	0	98.7
5 to 9	256	83,970,008	26.4	4.209	3.844	741	72	83.4	37.9	29.2	95.6	3.7	0	96.3
10 to 14	33	7,531,933	2.4	4.133	3.758	741	69	94.3	74	71	96	0	0	100
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	2	$1,077,962	0.30%	3.476	3.113	763	16	100	9.1	100	100	0	0	100
20.001% to 30.000%	7	1,884,262	0.6	2.943	2.666	783	27	91.8	44	97.1	100	0	0	100
30.001% to 40.000%	24	7,431,327	2.3	3.505	3.159	735	34	93	50.1	69.1	91.3	5.3	0	94.7
40.001% to 50.000%	47	15,522,115	4.9	3.538	3.243	745	46	89.7	40.6	70.1	95.5	2.4	0	97.6
50.001% to 60.000%	98	34,613,833	10.9	3.599	3.281	738	55	85.8	38.5	70.6	89.5	1.4	0	98.6
60.001% to 70.000%	225	85,494,185	26.9	3.811	3.484	739	66	92.6	32.4	60.4	92.8	2.2	0	97.8
70.001% to 75.000%	120	36,740,624	11.6	3.592	3.27	741	72	97.1	46	70.9	97	0	0	100
75.001% to 80.000%	439	127,828,833	40.2	3.821	3.49	734	79	91.2	50.7	65.5	94.5	2.2	0	97.8
80.001% to 85.000%	13	2,233,148	0.7	3.218	2.9	713	83	90.8	100	86.2	100	0	0	100
85.001% to 90.000%	16	3,051,156	1	3.241	2.921	720	89	100	63.4	66.4	100	0	0	100
90.001% to 95.000%	13	2,081,144	0.7	3.272	2.951	705	94	100	100	100	100	0	0	100
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	5	$1,330,860	0.40%	3.508	3.163	768	16	95.9	20.1	83.2	100	0	0	100
20.001% to 30.000%	9	2,331,163	0.7	3.274	2.989	787	27	84.6	37.2	80.1	91.4	11.2	0	88.8
30.001% to 40.000%	26	8,118,629	2.6	3.521	3.172	735	35	93.6	51.2	68.6	89.3	4.9	0	95.1
40.001% to 50.000%	49	16,059,950	5.1	3.527	3.233	745	47	90	40.5	71.1	97	2.4	0	97.6
50.001% to 60.000%	101	35,874,225	11.3	3.605	3.288	738	55	85.8	37.6	71	87.9	1.4	0	98.6
60.001% to 70.000%	221	84,364,324	26.5	3.797	3.47	739	66	93	32.5	61.1	93.9	1.9	0	98.1
70.001% to 75.000%	119	36,007,742	11.3	3.607	3.288	741	73	95.1	46.8	71.1	96.5	0.9	0	99.1
75.001% to 80.000%	411	119,835,603	37.7	3.777	3.448	732	79	91.2	50.9	67.8	94.1	2.1	0	97.9
80.001% to 85.000%	33	8,733,137	2.7	4.313	3.953	747	81	97.7	59.8	32.2	100	0	0	100
85.001% to 90.000%	17	3,221,812	1	3.314	2.992	719	89	100	65.3	62.9	100	0	0	100
90.001% to 95.000%	12	1,970,433	0.6	3.196	2.878	704	94	100	100	100	100	0	0	100
95.001% to 100.000%	1	110,711	0	4.625	4.25	724	95	100	100	100	100	0	0	100
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

8. FICO Score

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
620 to 639	2	$934,588	0.30%	5.397	5.12	625	80	0	21.9	100	100	78.1	0	21.9
640 to 679	77	22,735,838	7.2	3.557	3.25	667	71	97	51.3	89.5	99	1.2	0	98.8
680 to 699	104	31,190,068	9.8	3.596	3.274	691	72	91.5	52.2	85.6	92.9	2.9	0	97.1
700 to 719	181	57,653,699	18.1	3.883	3.553	708	69	90.6	43.1	59.7	85.2	1.8	0	98.2
720 to 759	307	99,105,592	31.2	3.743	3.417	739	69	90.5	40.9	61	95.9	1.3	0	98.7
760 to 799	289	94,576,152	29.7	3.684	3.358	776	68	93.4	42.6	63.4	96.3	1.6	0	98.4
800 to 819	44	11,762,652	3.7	3.706	3.373	806	64	94.8	51.7	67.4	93.3	2.2	0	97.8
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

9. States

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AK	2	$382,943	0.10%	1.99	1.74	707	73	100	100	100	100	0	0	100
AL	2	213,950	0.1	2.73	2.48	752	82	100	100	100	100	0	0	100
AR	2	315,332	0.1	1.99	1.74	706	89	100	100	100	100	0	0	100
AZ	86	21,829,956	6.9	4.099	3.769	740	72	99.3	55.9	56.8	89.6	0.7	0	99.3
CA	202	87,530,189	27.5	3.949	3.607	738	67	89	24.6	51.8	95.6	3.5	0	96.5
CO	53	17,739,189	5.6	3.693	3.361	742	73	96.6	43.9	53.7	91.1	1.5	0	98.5
CT	3	1,003,117	0.3	3.709	3.334	738	61	58.9	41.1	0	100	0	0	100
DC	3	1,306,858	0.4	3.871	3.496	757	79	100	23	43.4	100	0	0	100
DE	4	1,073,620	0.3	3.842	3.493	734	74	100	100	47	49.3	0	0	100
FL	39	12,221,897	3.8	3.925	3.589	727	69	98.5	53.3	65.4	75.3	0	0	100
GA	29	8,110,924	2.6	3.965	3.6	731	74	96.2	51.1	77.3	98.2	0	0	100
HI	1	457,875	0.1	3.875	3.5	688	75	100	100	0	100	0	0	100
ID	1	144,000	0	4.125	3.875	777	80	100	100	100	100	0	0	100
IL	105	34,444,382	10.8	3.645	3.324	740	66	96	45.3	70.5	95.7	0	0	100
IN	5	1,947,531	0.6	3.507	3.154	729	68	100	24	63.1	100	0	0	100
KS	2	445,219	0.1	3.913	3.622	726	75	100	100	100	100	0	0	100
KY	1	124,837	0	1.99	1.74	705	66	100	100	100	100	0	0	100
LA	4	870,215	0.3	3.807	3.497	722	77	52.3	52.3	100	100	0	0	100
MA	26	9,971,821	3.1	3.446	3.192	739	64	89.7	33.7	96.7	93.9	5.4	0	94.6
MD	39	13,450,366	4.2	3.57	3.23	732	68	98.5	38.9	86.7	99.2	0	0	100
MI	95	21,114,763	6.6	2.993	2.722	736	73	96.1	75.6	93	98.5	0	0	100
MN	9	2,492,835	0.8	3.626	3.309	750	74	100	54.8	79.1	100	0	0	100
MO	15	5,693,035	1.8	3.639	3.27	733	60	100	27.6	73.4	100	0	0	100
MS	1	89,600	0	3.75	3.5	733	72	100	100	100	100	0	0	100
MT	2	425,500	0.1	3.198	2.948	664	58	100	100	100	100	0	0	100
NC	13	4,030,058	1.3	3.852	3.53	730	71	91.9	46.8	90.5	70.5	0	0	100
NE	1	137,000	0	1.99	1.74	665	77	100	100	100	100	0	0	100
NH	5	1,330,387	0.4	3.605	3.355	712	70	100	100	100	74.9	0	0	100
NJ	28	9,214,700	2.9	3.66	3.361	745	68	78.6	40	66.6	93.3	0	0	100
NM	4	465,144	0.1	3.013	2.745	719	69	62	100	85.6	85.6	0	0	100
NV	13	3,460,199	1.1	3.665	3.342	719	67	86.2	63.1	35.6	94	9.3	0	90.7
NY	13	3,544,609	1.1	3.337	3.028	745	68	86.7	87.4	52.9	100	0	0	100
OH	48	13,656,256	4.3	3.841	3.523	741	72	84.8	42.8	79.9	95.4	4.8	0	95.2
OR	5	1,241,925	0.4	4.113	3.839	720	72	100	47.9	90.7	100	0	0	100
PA	13	3,119,356	1	3.721	3.402	738	71	94.1	68.6	55.7	96.9	0	0	100
RI	2	610,063	0.2	3.84	3.59	744	55	100	27.7	72.3	100	0	0	100
SC	6	1,494,161	0.5	3.814	3.459	718	75	100	56.5	72.4	91.3	0	0	100
SD	2	319,875	0.1	1.99	1.74	722	70	100	100	100	100	0	0	100
TN	2	298,434	0.1	4.21	3.835	778	65	100	100	100	52	0	0	100
TX	35	7,480,950	2.4	3.87	3.537	738	75	63.7	74	59.1	100	3.4	0	96.6
UT	7	1,869,145	0.6	3.42	3.102	731	72	100	52.5	66.7	72.4	0	0	100
VA	54	16,392,205	5.2	3.527	3.193	734	69	90.7	43.8	71.6	96.9	2.4	0	97.6
VT	2	765,650	0.2	3.363	3.113	715	59	22	22	100	22	0	0	100
WA	10	3,146,158	1	3.491	3.158	744	76	88.6	32.6	61.7	88.6	11.4	0	88.6
WI	5	845,060	0.3	3.747	3.463	734	78	100	100	73	100	0	0	100
WV	3	474,899	0.1	3.208	2.877	737	81	100	100	100	100	0	0	100
WY	2	662,400	0.2	2.133	1.863	761	78	100	16.2	100	100	0	0	100
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

10. Index

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 YR LIBOR	17	$5,970,767	1.90%	4.725	4.475	721	66	0	33.1	61.5	91.6	100	0	0
6 MO LIBOR	987	311,987,822	98.1	3.707	3.381	737	69	93.6	44.2	66.4	94	0	0	100
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

11. Margin

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1.25%	13	$4,018,518	1.30%	3.774	3.478	737	62	100	44.1	85.3	91.7	0	0	100
1.38%	1	275,469	0.1	4.25	4	737	80	100	100	100	100	0	0	100
1.50%	2	581,000	0.2	4.125	3.75	772	78	100	25.6	100	74.4	0	0	100
1.63%	3	543,367	0.2	4.3	3.999	728	71	100	100	100	100	0	0	100
1.75%	11	3,074,067	1	4.377	4.098	731	60	100	66.8	100	91.2	0	0	100
1.88%	7	1,282,585	0.4	4.611	4.308	713	67	100	84.3	84.3	84.3	0	0	100
2.00%	291	77,879,471	24.5	3.211	2.888	740	71	93.1	56.5	52	96.6	0	0	100
2.13%	312	111,940,148	35.2	3.852	3.478	738	68	99.3	35.7	65.2	94	0	0	100
2.25%	300	102,749,926	32.3	3.812	3.543	733	68	84.2	39.1	81.8	92.1	5.8	0	94.2
2.38%	53	14,190,778	4.5	4.541	4.166	740	75	76.4	59.9	28.6	94.7	0	0	100
2.50%	2	322,520	0.1	3.849	3.474	726	71	46.3	100	0	100	0	0	100
2.63%	6	808,373	0.3	5.023	4.648	745	76	100	100	8.9	100	0	0	100
2.75%	1	119,947	0	5.5	5.125	748	75	100	100	100	100	0	0	100
3.25%	1	67,147	0	6	5.625	715	69	0	100	0	0	0	0	100
3.38%	1	105,273	0	6.125	5.75	795	80	100	100	0	100	0	0	100
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

12. Caps

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0 /0 /12	718	$221,278,048	69.60%	3.719	3.367	738	70	95	45.5	57.6	95	0	0	100
1/1/2006	4	1,172,155	0.4	4.069	3.694	703	73	0	52.4	100	100	0	0	100
1.5 /1.5/ 12	220	74,195,758	23.3	3.574	3.324	734	69	100	41.7	88.9	91.8	0	0	100
1.5 /1.5/ 13	19	6,348,555	2	3.555	3.305	742	58	0	37.2	89.2	90.6	0	0	100
2/2/2006	20	7,603,530	2.4	4.735	4.458	717	64	2.9	28.9	53.7	80.3	78.5	0	21.5
2/2/2008	4	3,727,890	1.2	4.811	4.436	734	65	100	0	74.5	100	0	0	100
3.25/6 /12	1	149,000	0	4.125	3.75	745	75	100	100	100	0	0	0	100
6/6/2012	18	3,483,654	1.1	4.251	3.876	747	69	100	87.6	100	100	0	0	100
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

13. Max Rate

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
9.000% to 9.499%	1	$204,785	0.10%	3.25	2.875	637	81	0	100	100	100	0	0	100
9.500% to 9.999%	5	1,540,497	0.5	3.747	3.48	733	73	0	34.1	90.7	67.5	86.7	0	13.3
10.000% to 10.499%	7	1,902,678	0.6	4.265	3.951	737	57	11.5	56.9	45.3	100	48.4	0	51.6
10.500% to 10.999%	7	2,471,833	0.8	4.72	4.449	713	66	0	28.9	83.5	100	83.2	0	16.8
11.000% to 11.499%	1	998,798	0.3	5	4.625	706	53	0	0	0	0	0	0	100
11.500% to 11.999%	2	927,291	0.3	5.587	5.337	745	67	0	30.1	0	100	100	0	0
12.000% to 12.499%	958	299,836,263	94.3	3.695	3.368	737	70	96.1	44.9	66	94.3	0.2	0	99.8
12.500% to 12.999%	3	2,727,940	0.9	4.742	4.367	744	66	100	0	65.2	100	0	0	100
13.000% to 13.499%	20	7,348,505	2.3	3.751	3.484	737	59	13.6	32.1	90.7	91.9	0	0	100
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

14. Months to Roll

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 to 6	988	$312,141,641	98.20%	3.708	3.381	737	69	93.5	44.2	66.4	94	0	0	100
7 to 36	16	5,816,949	1.8	4.725	4.475	722	66	0	31.3	60.4	91.4	100	0	0
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

15. Property Type

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2-4 Family	4	$1,568,736	0.50%	3.406	3.141	717	65	100	53.6	88.5	100	0	0	100
Condominium	114	31,360,651	9.9	3.851	3.531	741	72	94.6	58.2	62.9	81.2	0.7	0	99.3
Planned Unit Development	262	89,310,576	28.1	3.852	3.515	735	70	91.5	39.6	69.4	95.1	0.9	0	99.1
Single Family	619	194,356,965	61.1	3.648	3.326	737	68	91.6	43.5	65.3	95.4	2.5	0	97.5
Townhouse	5	1,361,661	0.4	4.267	3.958	715	76	70.7	70	52.4	100	0	0	100
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

16. Occupancy Code
Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Investment	8	$1,661,341	0.50%	4.168	3.874	752	65	100	73.4	100	0	0	0	100
Primary Residence	944	298,650,156	93.9	3.716	3.39	737	69	92.1	44	65.9	100	1.8	0	98.2
Second Home	52	17,647,093	5.6	3.862	3.545	727	67	86.2	41.7	69.5	0	2.8	0	97.2
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

17. Purpose

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Cash Out Refinance	284	$86,822,487	27.30%	3.855	3.521	737	68	89.4	47.5	70.9	98.9	1.9	0	98.1
Purchase	261	95,330,886	30	3.943	3.601	740	74	88.4	33.6	55.4	89	3.5	0	96.5
Rate Term Refinance	459	135,805,217	42.7	3.492	3.184	734	67	95.8	49.1	71	94.2	0.7	0	99.3
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

18. Documentation Type

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
FULL	693	$210,777,336	66.30%	3.545	3.238	733	69	93.1	47.8	100	93.4	1.7	0	98.3
Income Only	191	58,293,737	18.3	4.247	3.872	747	74	87.2	44.8	0	97.4	0	0	100
No Doc	1	950,000	0.3	4.625	4.25	721	63	100	0	0	100	0	0	100
STATED	119	47,937,517	15.1	3.873	3.527	739	64	91.7	27.4	0	92	4.8	0	95.2
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

19. Prepayment Penalty Terms

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	1,001	$315,230,600	99.10%	3.717	3.392	737	69	91.8	44.4	66.3	93.9	1.9	0	98.1
6	1	999,950	0.3	5	4.625	708	63	100	0	100	100	0	0	100
7	1	950,000	0.3	4.625	4.25	721	63	100	0	0	100	0	0	100
36	1	778,040	0.2	4.875	4.5	693	80	100	0	100	100	0	0	100
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

20. Interest Only

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
N	87	$25,974,442	8.20%	4.316	4	732	67	0	46.3	56	90.6	23	0	77
Y	917	291,984,148	91.8	3.674	3.348	737	69	100	43.8	67.2	94.2	0	0	100
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

21. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
CurLTV <= 80	941	$303,922,497	95.60%	3.717	3.393	737	69	91.5	42.9	67.1	93.6	2	0	98
CurLTV > 80 and Uninsured	21	6,670,645	2.1	4.688	4.313	757	80	100	47.4	13.3	100	0	0	100
CurLTV > 80 and Insured	42	7,365,448	2.3	3.243	2.923	713	88	97.2	84.8	81.9	100	0	0	100
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

22. Servicer

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Countrywide sub-serv	7	$5,360,653	1.70%	4.799	4.424	724	63	73.6	4.1	59.6	81.4	0	0	100
GMAC Mortgage	422	120,191,022	37.8	3.194	2.944	734	68	94.7	54.3	92.6	92.7	0	0	100
IndyMac	259	78,240,801	24.6	4.254	3.879	742	73	85.9	43.7	25.5	97.1	0	0	100
National City Mortga	316	114,166,113	35.9	3.875	3.507	736	68	93.7	35.2	66.9	93.7	5.2	0	94.8
Total:	1,004	$317,958,590	100.00%	3.727	3.401	737	69	91.8	44	66.3	93.9	1.9	0	98.1

Goldman, Sachs & Co.

GSR 2005-AR3

Cut-off - May 1, 2005

Hybrids

Selection Criteria: Hybrids

1. Stats

2. Product Type

3. Group

4. Principal Balance

5. Current Rate

6. Age

7. Original Loan-To-Value Ratio

8. Current Loan-To-Value Ratio

9. FICO Score

10. States

11. Index

12. Margin

13. Caps

14. Max Rate

15. Months to Roll

16. Property Type

17. Occupancy Code

18. Purpose

19. Documentation Type

20. Prepayment Penalty Terms

21. Interest Only

22. Mortgage Insurance

23. Servicer

1. Stats

Count: 3,207

Current Balance: $1,205,668,111

Average Current Balance: $375,949

Gross Weighted Average Coupon: 5.159%

Net Weighted Average Coupon: 4.909%

Weighted Average Expense Rate: 0.250%

Weighted Average Expense Rate - after Reset: 0.271%

Original Term: 360

Remaining Term: 357

Age: 3

Original Loan-to-Value Ratio: 72.21%

Current Loan-to-Value Ratio: 72.05%

Margin: 2.303%

Net Margin: 2.032%

Non-Zero Initial Periodic Cap: 4.179%

Non-Zero Subsequent Periodic Cap: 1.936%

Lifetime Cap: 5.462%

Maximum Interest Rate: 10.621%

Months to Next Roll: 51

FICO Score: 735

Max Zip Code Percentage: 0.442%

Final Maturity: 2035-04-01

2. Product Type

Product Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yr LIB	%1yr CMT	%6 mo LIB
10/1 ARMs	145	$75,342,016	6.20%	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2
3/1 ARMs	1,001	335,085,056	27.8	4.902	4.652	729	71	84.3	46.2	72.8	93.3	99.5	0.5	0
3/6 ARMs	414	170,786,331	14.2	4.924	4.674	737	71	87.9	33.7	45.5	87.6	0	0	100
5/1 ARMs	1,561	588,566,592	48.8	5.312	5.062	736	73	88.7	33.4	51.5	92.7	88.1	1.2	10.7
7/1 ARMs	86	35,888,116	3	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

3. Group

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
Group 3 - 3yr Hybrids Conforming	868	$212,313,114	17.60%	4.905	4.655	728	72	83	100	68.2	92	72.5	0.4	27.1
Group 4 - 3yr Hybrids Jumbo	547	293,558,273	24.3	4.912	4.662	734	71	87.3	0	60.2	90.9	61.2	0.3	38.5
Group 5 - 5yr Hybrids Conforming	839	196,736,592	16.3	5.318	5.068	736	73	85.3	100	71.4	90.2	83.4	0.7	15.9
Group 6 - 5yr Hybrids Jumbo	722	391,830,000	32.5	5.309	5.059	736	73	90.5	0	41.5	93.9	90.4	1.5	8.1
Group 7 - 7yr Hybrids	86	35,888,116	3	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5
Group 8 - 10yr Hybrids	145	75,342,016	6.2	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

4. Principal Balance

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
Lower than $50,000.00	3	$142,105	0.00%	5.074	4.824	778	35	35.2	100	100	64.8	100	0	0
$50,000.01 to $200,000.00	612	92,997,705	7.7	5.18	4.93	733	72	75.2	99.8	76.3	86.2	83.3	1.1	15.5
$200,000.01 to $350,000.00	1,066	298,507,674	24.8	5.096	4.846	732	73	86.4	99.7	67.9	92.1	77.8	0.5	21.8
$350,000.01 to $500,000.00	898	378,460,914	31.4	5.163	4.913	734	74	86.8	8.5	55.9	94.2	82	0.9	17.1
$500,000.01 to $650,000.00	398	230,970,746	19.2	5.107	4.857	737	71	87.9	0.5	52.7	93.4	81.3	1	17.6
$650,000.01 to $800,000.00	101	73,478,456	6.1	5.211	4.961	740	71	86.6	0.9	32.8	93.9	83.9	3	13.1
$800,000.01 to $950,000.00	49	42,607,922	3.5	5.249	4.999	742	70	87.9	0	50.8	87.7	75.4	2.1	22.5
$950,000.01 to $1,100,000.00	59	58,918,055	4.9	5.272	5.022	738	68	86.5	0	37.1	91.5	71.1	1.7	27.3
$1,100,000.01 to $1,250,000.00	3	3,655,000	0.3	5.375	5.125	753	59	100	0	33	100	65.8	0	34.2
$1,250,000.01 to $1,400,000.00	8	10,556,000	0.9	5.554	5.304	741	71	100	0	49.8	75.8	37.3	0	62.7
$1,400,000.01 to $1,550,000.00	8	11,956,211	1	5.591	5.341	742	63	100	0	37.6	87.8	49.9	0	50.1
$1,550,000.01 to $1,700,000.00	1	1,600,000	0.1	6.375	6.125	759	48	100	0	0	100	0	0	100
$1,700,000.01 to $1,850,000.00	1	1,817,323	0.2	5.75	5.5	709	70	100	0	0	100	0	0	100
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

5. Current Rate

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yr CMT	%6moLIB
2.750% to 2.999%	5	$948,467	0.10%	2.802	2.552	756	67	0	100	43.5	100	100	0	0
3.000% to 3.249%	3	797,621	0.1	3.034	2.784	726	75	0	100	66.7	73.1	73.1	0	26.9
3.250% to 3.499%	2	326,781	0	3.302	3.052	705	76	0	100	100	100	100	0	0
3.500% to 3.749%	4	1,332,604	0.1	3.606	3.356	730	68	60.6	52	75.8	100	100	0	0
3.750% to 3.999%	20	6,385,281	0.5	3.831	3.581	758	71	53	45.7	79.4	100	66.6	0	33.4
4.000% to 4.249%	61	23,443,517	1.9	4.073	3.823	733	67	70.6	36.3	79.3	93.1	44.4	1.3	54.2
4.250% to 4.499%	125	45,575,405	3.8	4.318	4.068	741	71	75.2	39.6	65.3	95.4	54.3	0	45.7
4.500% to 4.749%	222	84,578,010	7	4.569	4.319	738	71	80.5	34.7	75.1	92.3	75.8	0.5	23.7
4.750% to 4.999%	540	202,981,700	16.8	4.823	4.573	735	71	83.4	35.6	72	93.1	82.8	1.4	15.8
5.000% to 5.249%	592	223,263,131	18.5	5.062	4.812	736	72	87.8	36.5	60.7	93.8	86.6	0.9	12.5
5.250% to 5.499%	788	289,573,402	24	5.308	5.058	735	73	89.9	37.1	49.6	93.3	77.9	1.5	20.6
5.500% to 5.749%	528	190,296,271	15.8	5.551	5.301	733	73	87.8	37.4	46.6	89.9	77.8	0.9	21.3
5.750% to 5.999%	242	101,653,357	8.4	5.793	5.543	734	73	91.2	24.4	38.9	88.5	83.7	0.8	15.5
6.000% to 6.249%	48	19,663,086	1.6	6.05	5.8	719	75	94	21.8	42	90.2	98.1	0	1.9
6.250% to 6.499%	15	8,195,513	0.7	6.32	6.07	739	69	86.4	11.7	41	94.5	39.8	0	60.2
6.500% to 6.749%	9	4,910,650	0.4	6.504	6.254	709	69	100	14.4	28.7	70.2	100	0	0
6.750% to 6.999%	2	903,314	0.1	6.806	6.556	707	80	100	0	0	100	100	0	0
7.000% to 7.249%	1	840,000	0.1	7.125	6.875	761	70	100	0	0	100	100	0	0
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

6. Age

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1y CMT	%6moLIB
0 to 4	2,760	$1,028,438,866	85.30%	5.221	4.971	736	72	88.1	35.7	57.8	92.7	87	1.1	11.9
5 to 9	239	105,256,144	8.7	5.087	4.837	734	72	85.4	27.4	45.4	91	42.3	1.5	56.3
10 to 14	204	69,722,265	5.8	4.375	4.125	729	69	63.1	40.7	61.1	88.7	23.2	0	76.8
15 to 19	4	2,250,835	0.2	4.444	4.194	768	63	61.1	10.7	23.5	100	0	0	100
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

7. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
0.001% to 20.000%	8	$3,198,864	0.30%	5.197	4.947	740	18	81.3	12.2	29	66.8	79.7	0	20.3
20.001% to 30.000%	28	9,211,604	0.8	5.005	4.755	762	26	48.7	37.9	63.9	94.9	73.8	6.6	19.7
30.001% to 40.000%	47	14,843,623	1.2	5.047	4.797	759	35	74.9	45.4	50.2	95.8	80.1	1	18.9
40.001% to 50.000%	111	46,266,057	3.8	5.183	4.933	744	46	82.8	33	42.3	85.8	75.4	3.9	20.7
50.001% to 60.000%	252	94,770,323	7.9	5.035	4.785	741	56	79.1	36	61.7	88.3	86.4	0.5	13
60.001% to 70.000%	576	236,343,452	19.6	5.175	4.925	733	67	84.9	30.6	48.5	88.2	77.1	0.6	22.2
70.001% to 75.000%	388	160,825,826	13.3	5.099	4.849	731	74	86.5	28.1	57.7	95.2	74.9	0.6	24.5
75.001% to 80.000%	1,702	617,630,273	51.2	5.194	4.944	736	79	89.2	37.2	59.1	94.5	80.1	1.1	18.8
80.001% to 85.000%	15	4,499,288	0.4	5.03	4.78	715	84	83.2	47.2	97	83.9	100	0	0
85.001% to 90.000%	40	9,330,193	0.8	5.195	4.945	702	89	87.1	69.6	91.3	73.1	86.3	0	13.7
90.001% to 95.000%	39	8,602,357	0.7	5.013	4.763	704	94	77.8	95.5	91.4	100	86.6	2.1	11.3
95.001% to 100.000%	1	146,250	0	4.75	4.5	789	100	100	100	100	100	100	0	0
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

8. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
0.001% to 20.000%	9	$3,268,864	0.30%	5.196	4.946	741	18	81.7	14	28.4	67.6	80.1	0	19.9
20.001% to 30.000%	30	9,469,129	0.8	5.015	4.765	763	26	49.6	39.6	62.7	95	74.5	6.4	19.1
30.001% to 40.000%	51	15,954,455	1.3	5.078	4.828	761	35	76.6	44.1	50.2	92.5	81.5	0.9	17.6
40.001% to 50.000%	115	47,936,631	4	5.165	4.915	744	46	81.3	32.1	43.5	86.7	75.9	3.8	20.4
50.001% to 60.000%	255	95,315,463	7.9	5.031	4.781	740	56	79.5	35.8	61.7	88.4	86.1	0.5	13.4
60.001% to 70.000%	569	234,593,687	19.5	5.18	4.93	733	67	84.9	30.6	48.3	88.1	77.2	0.7	22.1
70.001% to 75.000%	389	161,482,816	13.4	5.097	4.847	731	74	86.1	28	57.6	95.2	75	0.6	24.4
75.001% to 80.000%	1,695	615,581,594	51.1	5.193	4.943	735	79	89.4	37.3	59.2	94.6	80.1	1.1	18.8
80.001% to 85.000%	14	3,986,671	0.3	5.066	4.816	714	85	81	53.2	96.6	81.9	100	0	0
85.001% to 90.000%	40	9,330,193	0.8	5.195	4.945	702	89	87.1	69.6	91.3	73.1	86.3	0	13.7
90.001% to 95.000%	39	8,602,357	0.7	5.013	4.763	704	94	77.8	95.5	91.4	100	86.6	2.1	11.3
95.001% to 100.000%	1	146,250	0	4.75	4.5	789	100	100	100	100	100	100	0	0
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

9. FICO Score

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
620 to 639	37	$11,169,864	0.90%	5.128	4.878	632	73	69.1	59.7	100	100	93	0	7
640 to 679	251	85,761,383	7.1	5.15	4.9	665	74	84	42.8	83.3	95.7	89.3	0.5	10.2
680 to 699	394	137,985,731	11.4	5.152	4.902	690	72	88.7	40.3	62.2	92.8	79.7	0.9	19.3
700 to 719	474	183,078,724	15.2	5.21	4.96	709	74	88	31	46.3	93.3	79.5	0.3	20.2
720 to 759	1,082	424,215,894	35.2	5.197	4.947	740	73	86.7	33.3	50.8	92.8	77.2	0.5	22.2
760 to 799	869	324,794,637	26.9	5.102	4.852	777	70	86.2	35.3	59	90.3	78	2.4	19.6
800 to 819	99	38,215,878	3.2	5.036	4.786	804	66	77.1	32.5	64.8	88.9	83	0.4	16.6
820 to 839	1	446,000	0	5.625	5.375	833	80	100	0	100	100	100	0	0
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

10. States

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AK	1	$272,000	0.00%	4.625	4.375	639	85	100	100	100	100	100	0	0
AL	4	1,071,830	0.1	5.267	5.017	731	74	24.3	44.7	34.2	100	55.3	0	44.7
AZ	187	51,261,009	4.3	5.161	4.911	737	74	89	54.6	79	85.8	87	0.7	12.3
CA	1,558	670,749,318	55.6	5.194	4.944	736	71	89.4	28.3	47	95.3	73	1.1	25.9
CO	136	46,252,485	3.8	4.992	4.742	739	72	82.3	43.1	82.4	93.4	89.3	0	10.7
CT	19	8,927,487	0.7	5.349	5.099	736	68	79	19.9	27.1	94.4	58.2	0	41.8
DC	31	11,558,154	1	4.991	4.741	742	75	97	41.5	92.7	97	91	2.4	6.6
DE	4	1,423,810	0.1	5.398	5.148	766	74	100	61.4	100	61.4	100	0	0
FL	92	36,235,558	3	5.337	5.087	739	74	83.7	25.3	38.2	56.1	75.5	1	23.5
GA	63	21,724,987	1.8	5.027	4.777	745	70	92.3	31.2	76.4	94.8	99.1	0	0.9
HI	19	7,920,907	0.7	5.189	4.939	749	64	81.4	46.9	47.1	55.6	100	0	0
IA	3	672,806	0.1	5.173	4.923	749	77	100	100	100	100	85.8	0	14.2
ID	7	1,488,604	0.1	5.467	5.217	705	70	84.1	70.6	82.7	53.3	92.6	0	7.4
IL	85	31,332,021	2.6	5.06	4.81	727	73	88.2	32.5	78.5	93.7	91.4	1.4	7.3
IN	14	5,444,246	0.5	5.069	4.819	725	72	65.1	21.8	88.1	100	100	0	0
KS	8	2,340,904	0.2	5.197	4.947	715	73	85.8	46.9	85.6	74.7	100	0	0
KY	4	1,060,450	0.1	5.216	4.966	706	71	80.5	63.8	19.5	100	80.5	0	19.5
LA	1	165,000	0	5.375	5.125	767	89	100	100	100	100	100	0	0
MA	34	11,633,813	1	5.099	4.849	727	71	76.8	41.4	51	96.1	74.7	0	25.3
MD	193	59,179,600	4.9	5.083	4.833	728	73	89.8	54.9	83.3	95.4	96.5	0.5	2.9
MI	71	16,808,815	1.4	4.625	4.375	719	74	40	69.9	66.6	98.7	76.8	0	23.2
MN	33	8,197,713	0.7	5.253	5.003	726	76	87.7	60.5	88.2	94.7	70.8	0	29.2
MO	27	5,757,387	0.5	5.169	4.919	718	71	75.2	80.9	81	90	95.3	0	4.7
MT	5	1,753,883	0.1	5.299	5.049	739	77	81.7	39.6	81.7	100	68.1	31.9	0
NC	20	6,564,967	0.5	4.913	4.663	753	71	86.9	42.4	66.7	45.8	66.6	5.1	28.4
NH	5	1,371,550	0.1	4.778	4.528	707	78	74.7	69	59.9	90.9	90.9	0	9.1
NJ	39	16,598,191	1.4	5.264	5.014	732	71	77.1	33	48.8	73.3	82.1	2.6	15.4
NM	11	4,366,277	0.4	5.342	5.092	729	76	94.5	26	50.7	96.3	72.2	0	27.8
NV	83	31,841,500	2.6	5.287	5.037	730	75	88.9	30.2	53.4	84.1	90	0	10
NY	8	3,092,498	0.3	4.907	4.657	725	77	70.2	41.1	79	100	100	0	0
OH	24	6,337,584	0.5	5.165	4.915	737	77	97.5	58.5	75.5	100	92.7	0	7.3
OK	1	182,000	0	4.375	4.125	762	69	0	100	0	100	100	0	0
OR	42	12,464,901	1	5.115	4.865	735	71	82.6	43.3	54.7	96.3	97	0	3
PA	17	4,954,162	0.4	4.811	4.561	744	67	72.7	52.1	78	100	68.5	0	31.5
RI	4	993,760	0.1	4.588	4.338	699	49	16.5	100	16.5	100	100	0	0
SC	10	3,336,327	0.3	4.971	4.721	740	65	100	42.4	100	30.6	75.1	0	24.9
SD	1	150,000	0	5.625	5.375	778	71	100	100	0	100	100	0	0
TN	17	4,213,352	0.3	5.121	4.871	719	80	70	54.6	59.9	82.3	88.3	2.8	8.9
TX	135	35,528,014	2.9	5.009	4.759	731	73	62.6	55.5	76.6	96.8	98.5	0	1.5
UT	14	4,893,058	0.4	5.283	5.033	734	71	91.7	40.8	37.8	96.3	95	0	5
VA	93	35,406,659	2.9	5.187	4.937	745	72	86.7	36.7	68	95.8	90.4	0	9.6
WA	72	26,474,012	2.2	5.2	4.95	737	76	84.4	37.4	62.1	96.8	68.2	7.4	24.3
WI	9	3,036,206	0.3	4.754	4.504	744	66	51.9	29.6	68.4	87.4	49.6	0	50.4
WV	3	630,305	0.1	5.604	5.354	732	80	100	100	100	61.3	100	0	0
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

11. Index

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 YR CMT	29	$12,398,080	1.00%	5.158	4.908	757	68	81.8	19.7	88.5	96	0	100	0
1 YR LIBOR	2,575	955,825,571	79.3	5.179	4.929	734	72	85.8	34.8	59.5	93.6	100	0	0
6 MO LIBOR	603	237,444,460	19.7	5.08	4.83	738	72	88.8	37.7	44.4	87.1	0	0	100
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

12. Margin

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2.25%	2,967	$1,090,280,715	90.40%	5.182	4.932	735	72	86.4	36.8	56.9	92.5	86.5	0	13.5
2.50%	120	50,712,668	4.2	4.499	4.249	737	69	85.5	25.8	69.8	91.2	0	0	100
2.75%	57	27,029,801	2.2	5.111	4.861	740	68	73.9	18	79.7	97.7	47.3	45.9	6.9
2.90%	1	578,373	0	5.25	5	745	65	100	0	0	0	0	0	100
3.00%	1	295,000	0	5.375	5.125	786	69	100	100	100	100	0	0	100
3.25%	58	35,800,390	3	5.446	5.196	740	70	93.1	11.2	19.3	86.5	0	0	100
3.50%	2	691,170	0.1	5.072	4.822	753	76	100	42.1	100	100	0	0	100
5.00%	1	279,994	0	5.375	5.125	684	80	100	100	0	100	0	0	100
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

13. Caps

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2/1/2005	1	$400,000	0.00%	4.125	3.875	784	32	100	0	100	100	0	0	100
2/1/2006	129	52,731,618	4.4	4.399	4.149	739	68	85	28.8	64.6	92.7	0	0	100
2/2/2006	929	318,370,267	26.4	4.922	4.672	730	71	87.6	44.3	73.5	93.1	99.4	0.5	0.1
3/1/2005	87	21,235,150	1.8	4.436	4.186	722	71	21.7	67.7	61.8	96.3	59.9	0	40.1
3/1/2006	4	1,025,600	0.1	4.938	4.688	754	66	100	63.5	78.8	86.5	0	0	100
3/2/2006	6	4,409,024	0.4	5.285	5.035	750	73	100	3.7	13.6	71.5	0	0	100
5/1/2006	3	1,228,000	0.1	5.293	5.043	747	80	100	0	65.5	100	0	0	100
5/2/2005	1,586	627,590,905	52.1	5.321	5.071	737	72	86.4	28.4	53.3	93.9	98.1	1.7	0.1
5/2/2006	1	468,000	0	5.5	5.25	749	80	100	0	0	100	100	0	0
6/1/2006	2	691,170	0.1	5.072	4.822	753	76	100	42.1	100	100	0	0	100
6/2/2006	459	177,518,377	14.7	5.322	5.072	737	74	91.4	41.9	37.5	85.2	5.8	0	94.2
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

14. Max Rate

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
7.500% to 7.999%	5	$948,467	0.10%	2.802	2.552	756	67	0	100	43.5	100	100	0	0
8.000% to 8.499%	5	1,124,401	0.1	3.112	2.862	720	75	0	100	76.4	80.9	80.9	0	19.1
8.500% to 8.999%	12	2,601,829	0.2	3.778	3.528	751	71	6.5	100	61.8	100	80.7	0	19.3
9.000% to 9.499%	25	8,200,627	0.7	4.221	3.971	731	67	41.9	49.8	48.7	100	69.3	3.8	26.9
9.500% to 9.999%	266	101,736,314	8.4	4.733	4.483	743	72	72.2	31.2	71.9	96.5	93.8	2.8	3.4
10.000% to 10.499%	944	371,175,420	30.8	5.048	4.798	739	71	85.5	30	58.8	94.3	89.1	1.4	9.6
10.500% to 10.999%	1,038	396,884,470	32.9	5.203	4.953	733	72	88.2	32.6	58.3	91.7	86.4	0.7	12.9
11.000% to 11.499%	647	221,357,827	18.4	5.267	5.017	730	74	92.1	47.3	50.7	91.9	61.7	0.6	37.7
11.500% to 11.999%	249	89,714,525	7.4	5.66	5.41	733	72	90.8	42.4	43.7	83.3	38.1	0	61.9
12.000% to 12.499%	14	9,820,181	0.8	6.323	6.073	738	69	91.1	4.1	47.5	94.8	45.9	0	54.1
12.500% to 12.999%	2	2,104,050	0.2	6.5	6.25	720	67	100	0	0	30.5	100	0	0
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

15. Months to Roll

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6mo LIB
7 to 36	1,415	$505,871,387	42.00%	4.909	4.659	732	71	85.5	42	63.6	91.4	65.9	0.3	33.8
37 to 60	1,561	588,566,592	48.8	5.312	5.062	736	73	88.7	33.4	51.5	92.7	88.1	1.2	10.7
61 to 84	86	35,888,116	3	5.284	5.034	745	71	71.5	24.8	67.4	93.3	90	4.5	5.5
85 to 120	145	75,342,016	6.2	5.586	5.336	747	69	80.2	8.6	48.6	95.4	95.3	2.7	2
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

16. Property Type

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
2-4 Family	53	$24,359,502	2.00%	5.282	5.032	737	70	90	40.3	53.5	62.1	37.4	0	62.6
Condominium	408	125,910,534	10.4	5.139	4.889	740	75	89.5	56	63	82.2	77.4	2.4	20.2
Planned Unit Development	897	346,217,932	28.7	5.152	4.902	734	73	87	31.1	61.8	92.9	86.2	0.1	13.7
Single Family	1,849	709,180,142	58.8	5.162	4.912	735	71	85.3	33.3	53.5	94.9	77.7	1.3	21.1
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

17. Occupancy Code

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%Full Doc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
Investment	76	$27,315,566	2.30%	5.355	5.105	738	64	88.4	43.8	39.4	0	15.7	0	84.3
Primary Residence	2,935	1,113,210,978	92.3	5.151	4.901	734	72	86.3	34.7	56.7	100	80.4	1.1	18.6
Second Home	196	65,141,567	5.4	5.21	4.96	746	71	86.1	39.8	67.7	0	87.5	0.8	11.7
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

18. Purpose

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
Cash Out Refinance	825	$286,970,212	23.80%	5.189	4.939	729	67	85.6	45.9	62.7	95.1	75.2	1.1	23.7
Purchase	1,503	602,322,212	50	5.197	4.947	741	77	89.2	29.8	51.4	89.2	77.8	1.2	21
Rate Term Refinance	879	316,375,686	26.2	5.061	4.811	729	68	81.5	35.8	61.9	95.7	85.7	0.6	13.6
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

19. Documentation Type

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yr CMT	%6mo LIB
Asset Only	68	$26,893,116	2.20%	5.051	4.801	724	72	64.5	20	0	97.9	95.3	0	4.7
FULL	2,006	685,525,910	56.9	5.066	4.816	733	73	85.7	43.3	100	92	83	1.6	15.4
Income Only	272	156,451,157	13	5.41	5.16	743	75	89.6	0	0	94.3	100	0	0
No Doc	19	10,373,226	0.9	5.28	5.03	735	56	84	23.5	0	81.4	0	0	100
STATED	842	326,424,701	27.1	5.24	4.99	736	70	88	36.8	0	92	62.7	0.4	36.9
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

20. Prepayment Penalty Terms

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
0	3,066	$1,138,852,439	94.50%	5.145	4.895	735	72	86	35.6	58.7	92.6	83.6	1.1	15.3
6	32	18,974,874	1.6	5.394	5.144	741	71	92.9	13	18	96	13	0	87
12	1	206,400	0	5.5	5.25	758	80	100	100	0	100	0	0	100
24	2	1,152,760	0.1	5.513	5.263	729	72	100	0	0	62	0	0	100
36	84	37,161,978	3.1	5.359	5.109	735	74	96.1	36.1	22.1	84.9	1.8	0	98.2
60	22	9,319,660	0.8	5.514	5.264	739	74	78.5	28.1	55.4	83.6	5	0	95
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

21. Interest Only

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
N	499	$164,726,179	13.70%	4.986	4.736	737	69	0	41.1	59.4	92.6	82.5	1.4	16.1
Y	2,708	1,040,941,931	86.3	5.187	4.937	735	73	100	34.3	56.5	92.3	78.8	1	20.3
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yr LIB	%1yr CMT	%6mo LIB
OrigLTV <= 80	3,112	$1,183,090,022	98.10%	5.161	4.911	736	72	86.4	34.4	56.2	92.5	79.1	1	19.9
OrigLTV > 80 and Insured	95	22,578,088	1.9	5.09	4.84	706	90	82.8	75.2	92.5	85.7	89.3	0.8	9.9
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

23. Servicer

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%Conf	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6mo LIB
Countrywide	370	$206,006,330	17.10%	5.419	5.169	738	75	89.8	0	14.6	94.7	100	0	0
Countrywide sub-serv	624	238,466,554	19.8	5.365	5.115	741	73	88.6	40.3	38.3	89.2	34.2	3.5	62.3
National City Mortga	1,929	656,498,350	54.5	5.1	4.85	733	71	87	44.4	76.4	93.6	99.4	0.6	0
Virtual Bank	284	104,696,877	8.7	4.55	4.3	730	69	70.4	35.3	59.6	87.1	15.1	0	84.9
Total:	3,207	$1,205,668,111	100.00%	5.159	4.909	735	72	86.3	35.2	56.9	92.3	79.3	1	19.7

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